As filed with the Securities and Exchange Commission on June 4, 2021

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Jessica Chase, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: March 31

Date of reporting period: April 1, 2020 – March 31, 2021

ITEM 1. REPORT TO STOCKHOLDERS.

Annual Report
March 31, 2021

The views in this report were those of Absolute Investment Advisers LLC (“AIA” and “Absolute”), the investment adviser to the Absolute Strategies Fund, Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund
(each a “Fund” and collectively the “Funds”) as of March 31, 2021, and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Funds and do not constitute investment advice. None of the information presented should be construed as an offer to sell or recommendation of any security mentioned herein.
The Funds utilize a multi-manager strategy. For a complete description of each Fund’s principal investment risks please refer to its respective prospectus.
Although each Fund’s strategy is different, each Fund is subject to the following risks: Small- and medium-sized company risk; foreign or emerging markets securities risk which involves special risks, including the volatility of currency exchange rates and, in some cases, limited geographic focus, political and economic instability, and relatively illiquid markets; interest rate risk; and high yield, lower-rated (junk) bonds risk.
Other principal risks include investing in initial public offerings; selling securities short with the risk of magnified capital losses; investing in derivatives which can be volatile and involve various types and degrees of risks; and
investing in options and futures which are subject to special risks and may not fully protect a Fund against declines in the value of its stocks. In addition, an option writing strategy limits the upside profit potential normally associated with stocks. Futures trading is very speculative, largely due to the traditional volatility of futures prices.
Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, call the Fund at 888-99-ABSOLUTE.
The S&P 500® Index (“S&P 500”) is a broad-based measurement of the U.S. stock market based on the performance of 500 widely held large capitalization common stocks. The Bloomberg Barclays U.S. Aggregate Bond Index is a
broad based measurement of the U.S. dollar-denominated, investment-grade, fixed-rate, SEC registered taxable bond market. The HFRX Global Hedge Fund Index is a broad-based measurement of the performance of the hedge fund universe; it is comprised of eight strategies - convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry. The MSCI World Index measures the performance of a diverse range of 24 developed countries’ stock markets including the United States and Canada, and countries in Europe, the Middle East; Asia and the Pacific. The HFRX Equity Hedge Index measures the performance of strategies that maintain positions both long and short in primarily equity and equity derivative securities. The HFRX Fixed Income
Convertible Arbitrage Index measures the performance of hedge fund strategies that are predicated on realizing of a spread between related instruments at least one of which is a convertible fixed income instrument. The iBoxx High
Yield Index consists of liquid USD high yield bonds, selected to provide a balanced representation of the broad USD high yield corporate bond universe. The total return of the indices include the reinvestment of dividends and income.
The total return of each Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Funds are professionally managed, while the indices are unmanaged and are not available for investment.
The price-to-sales (P/S) ratio shows how much investors are willing to pay per dollar of sales for a stock. The P/S ratio is calculated by dividing the stock price by the underlying company’s sales per share. Margin Debt to GDP is the ratio of FINRA total debit balances for margin accounts to total US Gross Domestic Product. Alpha is the measure of performance on a risk-adjusted (beta) basis. Alpha takes the volatility (price risk) of a fund and compares its risk-
adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund’s alpha. Beta is a measure of a fund’s relative volatility as compared to the S&P 500 which by definition is 1.00. Accordingly a fund with a 1.10 beta is expected to perform 10% better than the S&P 500 in up markets and
10% worse in down markets. The HFR Indices are equally weighted performance indexes, utilized by numerous hedge fund managers as a benchmark for their own hedge funds. One cannot invest directly in an index.
Absolute Strategies Fund, Absolute Funds, and Absolute Investment Advisers are registered service marks. Other marks referred to herein are the trademarks, service marks or registered trademarks of their respective owners.

ABSOLUTE FUNDS
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
March 31, 2021
1
Absolute Funds
Dear Shareholder,
We are pleased to present the Annual Report for the Absolute Strategies Fund, Absolute Convertible Arbitrage Fund
and the Absolute Capital Opportunities Fund (the “Funds” or “Absolute Funds”) for the year ended March 31, 2021.
The Adviser has maintained a consistent philosophy and discipline since inception in 2005. Our Funds have focused on strategies to create various forms of alpha (returns independent of broad markets) in both equity and credit markets.
Focusing on alpha, whether it be long only, neutral or short biased, can assist investors and asset allocators achieve diversification. While not all market cycles provide a beneficial backdrop for achieving “defensive” performance, our patient, disciplined approach has historically thrived during difficult environments.
Each of the Funds performed very well during the difficult market environment in Q1 2020 where the S&P 500 declined by over 19%. The Absolute Strategies Fund was up 3.58% in the quarter, the Absolute Capital Opportunities
Fund was up 1.71%, and the Absolute Convertible Arbitrage Fund was down only 2.18%. However, the overall market bottomed near the end of that period (March 31, 2020), and index investments recouped large losses quickly versus our Funds which were positioned defensively. As such, the performance period of the past 12 months is quite skewed by the COVID-19 crash recovery for passive, beta investments.
Absolute Strategies Fund
The Strategies Fund returned -5.97% during the period. By comparison, the HFRX Global Hedge Fund Index returned
16.15%. The bulk of the performance variations were due to indices recovering from the COVID-19 crash bottom in early April of last year while the Fund maintained a more neutral position.
The Fund was positioned with an overall net short position heading into the crash in February 2020, but moved to a more neutral bias soon after the market bottom. Even with the strong market rally, the Fund was able to return a positive result for the year 2020. However, the strong performance of the S&P 500 through November caused a speculative fervor in most everything leading into January 2021. As a result, the Fund returned to a net short position in the 4th quarter, which hampered performance.
Performance benefited directly from a long portfolio concentrated equity positions. Dupont De Nemours, Berkshire
Hathaway, Quanta, Carmax and Corteva were larger gainers in the Fund during the period. Liberty Global, Kirkland Lake
Gold, AON, Delta Airlines and Equity Commonwealth were detractors. Fund performance was also aided by positions in call options in equity index ETFs, while put options and short index futures positions and hedges were detractors.
The Adviser believes the end of this overall market cycle could be very significant, and may result in the S&P 500 reversing down below the March 2020 lows, and possibly substantially lower; this would amount to market losses of at least 50%. It is also easy to believe the market has potential for a continued melt-up, especially given the timing of the most recent stimulus checks. Many investors tried their luck with small spec stocks but could add this new found money back into large cap stocks. As such we have tried to maintain some patience regarding our positioning by allocating to a substantial net short position in market indices paired with shorter term upside call options. This provides the portfolio with a hedge against further speculative impulses while maintaining our longer term positioning.
Should markets begin a new bear market, we intend to initiate an aggressive short position.
Much of the reasoning for the Absolute Strategy Fund’s positioning is outlined in the Market Outlook commentary below.
Absolute Capital Opportunities Fund
The Capital Opportunities Fund returned 5.41% during the period. By comparison, the HFRX Equity Hedge Index returned 23.88%.

ABSOLUTE FUNDS
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
March 31, 2021
2
Absolute Funds
Performance benefited from a mix of the long portfolio, which is made up of a number of value-based single stocks, and hedges, which are option-based with volatility as a factor. Quanta, Carmax, and General Motors were positive contributors among single stocks. Aon, Delta Airlines, and United Airlines were detractors.
Going forward, the Fund is positioned in a low net manner to potentially take advantage of out-performance of the long portfolio, hedges on both the downside and upside, or a spike in market volatility.
Absolute Convertible Arbitrage Fund
The Absolute Convertible Arbitrage Fund returned 13.12% during the period. By comparison, the HFRX Fixed Income
Convertible Arbitrage Index returned 25.44%. It is worth noting that hedge funds within the HFRX index are likely using leverage to boost returns.
Performance benefited from the Fund’s opportunistic approach. The Fund was positioned somewhat defensively going into the market drawdown in Q1 2020 which enabled it to take advantage when the convertibles market became dislocated. Gains were well diversified. Microstrategy, Chart Industries, and Wayfair were among winners.
K12, Kadmon, and Nova were small detractors.
Convertible bonds have undergone a surge of issuance over the last several years, effectively doubling the size of the market. This has provided an excellent back drop for opportunities going forward.
Market Outlook
It is difficult to continuously write sound analysis about markets that are almost solely driven by central bank money printing and investor speculation. And now we need to add a few new items of froth to categorize under “animal spirits” that redefine historical financial manias. These latest iterations of speculative fervor are truly beyond belief.
Within the past few months we have seen wild speculation and stock price manipulation in real time by young retail investors trying to, in their words, “take down Wall Street.” Many of these small speculators turned to the investing world simply because their sports-betting hobbies were put on hold due to the pandemic sports shutdowns. Using their gaming and gambling capabilities, they developed an impressive network of stock speculators through the Robinhood trading app, Reddit chat boards and other primary social media outlets. This unknown gang of revolutionaries produced a populist uprising through a constant stream of social media momentum that soon caught the attention of larger, professional speculators. Many high-flying stocks went up 5-10 fold in a matter of weeks before crashing back to reality. The most notable was Game Stop. Game Stop’s stock price went from $20 to over $500 in roughly 10 days, then dropped back to as low as $50 a few days later. The story was on every evening news program and overnight riches were the talk of the nation. In the end, many retail investors were crushed. But the throng of gamblers were successful in causing Wall Street headaches. They forced short-covering losses for many, including rock-star hedge fund Melvin Capital Management that needed to be bailed out after a 53% loss in January alone.
There were other speculative themes that did not receive as much media attention. There was the boom in prices and funding of new finance vehicles that act as publicly traded “blank-check” companies, formally known as special purpose acquisition companies (SPACs). SPACs act as a financing shell for future, unknown IPOs. Media celebrities and athletes started using their fame to promote new SPACs to collect fees on billions of dollars raised. On top of a record year in 2020, 300 new SPACs raised $100 billion in the first quarter of 2021 alone. Longtime investor Jeremy
Gratham called SPACs, “a license to rip investors off.”
The crypto-world also kept pace with the mania as Bitcoin advanced over 300% since October. But the real winner was an obscure coin called Dogecoin (DOGE). DOGE was also promoted by celebrities on social media and instantly took on hero status with a continuous flow of DOGE “rocketship” memes. One championed effort was a meme of
Elon Musk, Gene Simmons and Snoop Dogg; DOGE rose roughly 1000% in less than 2 weeks. Then there was the crypto boom in “non-fungible tokens” (NFTs). NFTs simply place a blockchain identifier on virtual art and other digital collectibles. They appear to be an attempt at creating artificial scarcity and have no real value.

ABSOLUTE FUNDS
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
March 31, 2021
3
Absolute Funds
In our opinion, many of these episodes and this craze in speculative creativity puts 1929, 1999 and 2007 to shame.
It’s never been easier for anyone to speculate in anything at any time, day or night. In fact, since mid-March 2020 one gaming stock, Penn National, rose nearly 3000%, before cooling off in the past month. It’s difficult not to draw comparisons between this era and the Tulip mania of 1637.
Perhaps the important event from a signal perspective is the spectacular fall of Bill Hwang’s Archegos Capital
Management. Market cycles have always produced single-fund blow-ups from over-leverage, complexity, and margin calls. Long-Term Capital and Bear Stearns’ sub-prime Funds come to mind from more recent bubbles. But it’s hard to imagine a relatively unknown $20 billion hedge fund simply leveraging up high-beta growth stocks resulting in such a destructive loss of capital. Hwang was using swaps to leverage his investment portfolio up to $100 billion, an enormous sum. Several banks took huge losses to cover the margin and swap debts. Considering this implosion took place under fairly tame market conditions, investors should question what could come should a larger, more volatile event take place. On top of the other speculative concerns and hedge fund blow ups, this is a “tip of the iceberg”
event that results in banks reigning in margin and speculative borrowing across the entire investment landscape. It is usually a warning signal for what’s to come.
It has been a long time since price and value mattered. We are well beyond the debt and valuation levels of 1929 and
1999. Incredibly, total U.S. debt is over $77 trillion ($620,000 per household). At the 2000 bubble peak the liability was $260,000 per household and at the peak of the 2007 housing bubble, $475,000. Most Americans have no idea what these archaic measures really mean. Many professional investors do, but they no longer pay much attention to them. As such it has become somewhat meaningless to belabor relative valuation statistics at this point (see chart below if curious). We are only able to judge the size of the overall bubble environment based on more anecdotal blow-
off levels of greed and speculation: nightly news headlines, celebrity pitchmen, record margin debt/GDP (see chart on next page), record household equity allocations, new era proclamations, hero-worshiping of fund managers, and numerous investing cults. On those fronts, we seem to be nearing what would equate to the end of a larger financial cycle that has accumulated over the last 20+ years. This means, from a technical standpoint, we are nearing the end of a market Supercycle that dates back many decades.

ABSOLUTE FUNDS
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
March 31, 2021
4
Absolute Funds
Sincerely,
Jay Compson
Portfolio Manager
Absolute Investment Advisers LLC

ABSOLUTE STRATEGIES FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
March 31, 2021
5
Absolute Funds
The following chart reflects the change in the value of a hypothetical $25,000 investment in Institutional Shares, including reinvested dividends and distributions, in Absolute Strategies Fund (the “Fund”) compared with the performance of the benchmarks, S&P 500 Index (“S&P 500”),
Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Index”), the HFRX Global Hedge Fund Index (“HFRX”) and the MSCI World Index (“MSCI
World”), over the past ten fiscal years. The S&P 500® is a broad-based measurement of the U.S. stock market based on the performance of 500 widely held large capitalization common stocks. The Barclays Index is a broad based measurement of the U.S. dollar-denominated, investment-
grade, fixed-rate, SEC registered taxable bond market. The HFRX is a broad-based measurement of the performance of the hedge fund universe;
it is comprised of eight strategies - convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry. The MSCI
World measures the performance of a diverse range of 24 developed countries’ stock markets including the United States and Canada, and countries in Europe, the Middle East; Asia and the Pacific. The total return of the indices include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
Comparison of Change in Value of a $25,000 Investment
Absolute Strategies Fund vs. S&P 500® Index, Bloomberg Barclays U.S. Aggregate Bond Index,
HFRX Global Hedge Fund Index and MSCI World Index
Performance data quoted represents past performance and is no guarantee of future results.
Current performance may be lower or higher than
the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 2.37%. Excluding the effect of expenses attributable to dividends and interest on short sales and acquired fund fees and expenses, the Fund's total annual operating expense ratio would be 2.20%.
However, the Fund’s adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses
After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.99% for Institutional Shares, through August 1, 2022 (the
“Expense Cap”). The Expense Cap may be raised or eliminated only with the consent of the Board of Trustees. The adviser may be reimbursed by the
Fund for fees waived and expenses reimbursed by the adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to
exceed the lesser of (i) the then-current Expense Cap and (ii) the Expense Cap in place at the time the fees/expenses were waived/reimbursed. Total
Average Annual Total Returns
Periods Ended March 31, 2021 One Year Five Year Ten Year
Absolute Strategies Fund Institutional Shares -5.97% -2.75% -0.90%
S&P 500® Index 56.35% 16.29% 13.91%
Bloomberg Barclays U.S. Aggregate Bond Index 0.71% 3.10% 3.44%
HFRX Global Hedge Fund Index 16.15% 3.95% 1.35%
MSCI World Index 54.03% 13.36% 9.88%

ABSOLUTE STRATEGIES FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
March 31, 2021
6
Absolute Funds
Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. To the extent that the Fund invests in another fund sponsored by the Fund's adviser or its affiliates, the adviser may waive certain fees and expenses. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (888) 992-2765.

ABSOLUTE CAPITAL OPPORTUNITIES FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
March 31, 2021
7
Absolute Funds
The following chart reflects the change in the value of a hypothetical $25,000 investment, including reinvested dividends and distributions, in the Absolute Capital Opportunities Fund (the “Fund”) compared with the performance of the benchmarks, the HFRX Equity Hedge Index (“HFRX
Equity”) and the S&P 500 Index (“S&P 500”), since inception. HFRX Equity measures the performance of strategies that maintain positions both long and short in primarily equity and equity derivative securities. The S&P 500 is a broad-based measurement of the U.S. stock market based on the performance of 500 widely held large capitalization common stocks. The total return of the indices includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses.
The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
Comparison of Change in Value of a $25,000 Investment
Absolute Capital Opportunities Fund vs. HFRX Equity Hedge Index
and S&P 500 Index
Performance data quoted represents past performance and is no guarantee of future results.
Current performance may be lower or higher than
the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 1.91%. Excluding the effect of expenses attributable to dividends and interest on short sales and acquired fund fees and expenses, the Fund's total annual operating expense ratio would be 1.84%.
However, the Fund’s adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses
After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.75%, through August 1, 2022 (the “Expense Cap”).
The Expense Cap may be raised or eliminated only with the consent of the Board of Trustees. The adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current Expense Cap and (ii) the Expense Cap in place at the time the fees/expenses were waived/reimbursed. Total Annual Fund
Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.
For the most recent month-end performance, please call (888) 992-2765.
Average Annual Total Returns
Periods Ended March 31, 2021 One Year Five Year
Since Inception
12/30/15
Absolute Capital Opportunities Fund 5.41% 5.61% 5.75%
HFRX Equity Hedge Index 23.88% 4.08% 3.26%
S&P 500® Index 56.35% 16.29% 15.54%

Absolute Funds
8
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THIS PAGE INTENTIONALLY LEFT BLANK

ABSOLUTE CONVERTIBLE ARBITRAGE FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
March 31, 2021
9
Absolute Funds
The following chart reflects the change in the value of a hypothetical $25,000 investment, including reinvested dividends and distributions, in Institutional Shares of Absolute Convertible Arbitrage Fund (the “Fund”) compared with the performance of the benchmarks, HFRX Fixed
Income Convertible Arbitrage Index ("HFRX Fixed Income"), Bloomberg Barclays U.S. Aggregate Bond Index ("Barclays Index"), IBoxx High Yield
Index ("iBoxx Index") and the S&P 500 Index ("S&P 500"), over the past ten fiscal years. The HFRX Fixed Income measures the performance of hedge fund strategies that are predicated on realizing a spread between related instruments at least one of which is a convertible fixed income instrument. The iBoxx Index consists of liquid USD high yield bonds, selected to provide a balanced representation of the broad USD high yield corporate bond universe. The S&P 500® is a broad-based measurement of the U.S. stock market based on the performance of 500 widely held large capitalization common stocks. The Barclays Index is a broad based measurement of the U.S. dollar-denominated, investment-grade, fixed-
rate, SEC registered taxable bond market. The total return of the indices include the reinvestment of dividends and income. The total return of the
Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
Comparison of Change in Value of a $25,000 Investment
Absolute Convertible Arbitrage Fund - Institutional Shares vs. HFRX Fixed Income Convertible Arbitrage Index, Bloomberg Barclays U.S.
Aggregate Bond Index, iBoxx High Yield Index and S&P 500 Index
Performance data quoted represents past performance and is no guarantee of future results.
Current performance may be lower or higher than
the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 1.67%. Excluding the effect of expenses attributable to dividends and interest on short sales and acquired fund fees and expenses, the Fund's total annual operating expense ratio would be 1.58%.
However, the Fund’s Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses
After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest on short sales, acquired fund fees and expenses, broker charges, proxy expenses and extraordinary expenses) to 1.20%, through August 1, 2022 (the “Expense
Cap”). The Expense Cap may be raised or eliminated only with the consent of the Board of Trustees. The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current Expense Cap and (ii) the Expense Cap in place at the time the fees/expenses were waived/reimbursed. Total Annual
Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply. During the period,
Average Annual Total Returns
Periods Ended March 31, 2021 One Year Five Year Ten Year
Absolute Convertible Arbitrage Fund - Institutional Shares 13.12% 7.43% 4.59%
HFRX Fixed Income Convertible Arbitrage Index 25.44% 7.19% 3.47%
Bloomberg Barclays U.S. Aggregate Bond Index 0.71% 3.10% 3.44%
iBoxx High Yield Index 19.74% 7.15% 5.73%
S&P 500® Index 56.35% 16.29% 13.91%

ABSOLUTE CONVERTIBLE ARBITRAGE FUND
PERFORMANCE CHART AND ANALYSIS (Unaudited)
March 31, 2021
10
Absolute Funds
certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.
For the most recent month-end performance, please call (888) 992-2765.
On August 14, 2017, a hedge fund managed by Mohican Financial Management LLC reorganized into the Fund. The Fund’s performance for periods prior to the commencement of operations is that of the hedge fund and is based on calculations that are different from the standardized method of calculations adopted by the SEC. The performance of the hedge fund was calculated net of the hedge fund’s fees and expenses. The performance of the hedge fund is not the performance of the Fund, has not been restated to reflect the fees, estimated expenses and fee waivers and/or expense limitations of the Fund, and is not necessarily indicative of the Fund’s future performance. If the performance of the hedge fund had been restated to reflect the applicable fees and expenses of the Fund, the performance may have been lower. The hedge fund was not registered under the Investment
Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

ABSOLUTE STRATEGIES FUND
PORTFOLIO HOLDINGS SUMMARY (Unaudited)
March 31, 2021
11
Absolute Funds
See Notes to Financial Statements.
* Consists of deposits with the custodian and/or brokers for futures contracts and purchased options , cash, prepaid expenses, receivables, payables and accrued liabilities. Deposits with the custodian and/or brokers for futures contracts and purchased options represent 6.5%  of net assets. See Note 2 of the accompanying Notes to Financial Statements.
Portfolio Breakdown (% of Net Assets)
Common Stock
24.9%
Asset Backed Obligations
0.3%
Investment Companies
50.0%
Money Market Fund
17.9%
Purchased Options
0.6%
Other Assets & Liabilities, Net * 6.3%
100.0%

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
March 31, 2021
12
Absolute Funds
See Notes to Financial Statements.
Shares Security Description Value
Common Stock - 24.9%
Communication Services - 0.7%
9,500 Comcast Corp., Class A $ 514,045
Consumer Discretionary - 2.3%
500 Graham Holdings Co., Class B 281,220
4,000 Starbucks Corp. 437,080
4,500 The TJX Cos., Inc. 297,675
11,000 Unilever PLC, ADR 614,130
1,630,105
Consumer Staples - 1.6%
2,500 Diageo PLC, ADR 410,525
8,000 Ingredion, Inc. 719,360
1,129,885
Energy - 1.5%
30,000 Enbridge, Inc. 1,092,000
Financials - 6.4%
900 Alleghany Corp.
(a)
563,661
7,000 Berkshire Hathaway, Inc., Class B
(a)
1,788,290
2,500 Jones Lang LaSalle, Inc.
(a)
447,600
20,000 Loews Corp. 1,025,600
4,750 The Travelers Cos., Inc. 714,400
4,539,551
Health Care - 2.0%
3,600 Medtronic PLC 425,268
20,000 Pfizer, Inc. 724,600
700 UnitedHealth Group, Inc. 260,449
3,101 Viatris, Inc.
(a)
43,321
1,453,638
Industrials - 0.5%
2,500 Expeditors International of Washington, Inc. 269,225
9,000 Mueller Water Products, Inc., Class A 125,010
394,235
Information Technology - 2.3%
8,500 Cerner Corp. 610,980
15,000 Cisco Systems, Inc./Delaware 775,650
2,500 Guidewire Software, Inc.
(a)
254,075
1,640,705
Materials - 5.5%
11,000 Agnico Eagle Mines, Ltd. 635,910
30,000 Barrick Gold Corp. 594,000
17,000 Corteva, Inc. 792,540
14,000 DuPont de Nemours, Inc. 1,081,920
12,000 Kirkland Lake Gold, Ltd. 405,600
13,500 Pan American Silver Corp. 405,405
3,915,375
Real Estate - 0.9%
22,000 Equity Commonwealth REIT  611,600
Utilities - 1.2%
11,005 Dominion Energy, Inc. 835,941
Total Common Stock (Cost $13,409,177) 17,757,080
Principal Security Description Rate Maturity Value
Asset Backed Obligations - 0.3%
$ 33,383 Adjustable Rate Mortgage Trust, Series 2005-12 2A1
(b)
3.00% 03/25/36 29,879
18,969 Adjustable Rate Mortgage Trust, Series 2006-1 3A3
(b)
2.82  03/25/36 17,200
11,049 Banc of America Funding Corp., Series 2006-E 2A1
(b)
3.45  06/20/36 10,756
17,965 Banc of America Funding Corp., Series 2007-E 4A1
(b)
3.20  07/20/47 18,497
40,395 CitiMortgage Alternative Loan Trust, Series 2006-A7 1A12 6.00  12/25/36 40,395
15,451 CitiMortgage Alternative Loan Trust, Series 2007-A4 1A6 5.75  04/25/37 15,344
14,626 Countrywide Alternative Loan Trust, Series 2005-50CB 1A1 5.50  11/25/35 13,980
19,395 Countrywide Home Loan Mortgage Pass-Through Trust,
Series 2007-HY5 1A1
(b)
3.46  09/25/47 18,259
35,224 IndyMac Index Mortgage Loan Trust, Series 2006-AR25 3A1
(b)
3.22  09/25/36 29,001
10,573 JPMorgan Mortgage Trust, Series 2007-A2 4A1M
(b)
3.10  04/25/37 9,780

ABSOLUTE STRATEGIES FUND
SCHEDULE OF INVESTMENTS
March 31, 2021
13
Absolute Funds
See Notes to Financial Statements.
Principal Security Description Rate Maturity Value
Asset Backed Obligations - 0.3%
$ 18,652 Structured Adjustable Rate Mortgage Loan Trust,
Series 2007-3 3A1
(b)
3.72% 04/25/47 $ 12,422
Total Asset Backed Obligations (Cost $145,614) 215,513
Shares Security Description Value
Investment Companies - 50.0%
1,602,172 Absolute Capital Opportunities Fund
(c)
17,031,091
1,647,945 Absolute Convertible Arbitrage Fund
(a)(c)
18,687,696
Total Investment Companies (Cost $33,260,819) 35,718,787
Shares Security Description Value
Money Market Fund - 17.9%
12,772,008 BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 0.03%
(d)
(Cost $12,772,008) 12,772,008
Contracts Security Description Strike Price Exp. Date
Notional Contract
Value Value
Purchased Options - 0.6%
Call Options Purchased - 0.5%
500 Invesco QQQ Trust ETF $ 345.00 05/21 $ 17,250,000 83,750
250 Invesco QQQ Trust ETF 350.00 06/21 8,750,000 58,750
750 SPDR S&P 500 ETF Trust 400.00 04/21 30,000,000 200,625
Total Call Options Purchased (Premiums Paid $327,963) 343,125
Put Options Purchased - 0.1%
1,000 SPDR S&P 500 ETF Trust 350.00 04/21 39,633,000 1,000
1,000 SPDR S&P 500 ETF Trust 330.00 04/21 39,633,000 1,000
1,000 SPDR S&P 500 ETF Trust 330.00 04/21 39,633,000 13,500
13 Tesla, Inc. 500.00 09/21 868,309 55,575
30 Tesla, Inc. 300.00 09/21 2,003,790 21,000
Total Put Options Purchased (Premiums Paid $304,368) 92,075
Total Purchased Options (Premiums Paid $632,331) 435,200
Investments, at value - 93.7% (Cost $60,219,949) $ 66,898,588
Other Assets & Liabilities, Net - 6.3% 4,479,398
Net Assets - 100.0% $ 71,377,986

ABSOLUTE STRATEGIES FUND
NOTES TO SCHEDULES OF INVESTMENTS
March 31, 2021
14
Absolute Funds
See Notes to Financial Statements.
At March 31, 2021 , the Fund held the following exchange traded futures contracts:
Affiliated investments are investments that are managed by the adviser, and are noted in the Absolute Strategies Fund’s Schedule of Investments.
Transactions during the period with affiliates were as follows:
At March 31, 2021, the value of investments in affiliated companies was $35,718,787 representing 50.05% of net assets, and the total cost was
$33,260,819. Net unrealized depreciation was $(82,552), net realized gain was $408,213, total capital gain distributions were $2,955,364 and investment income was $24,658.
The following is a summary of the inputs used to value the Fund's investments and other financial instruments and liabilities as of March 31, 2021.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
ADR American Depositary Receipt
ETF Exchange Traded Fund
PLC Public Limited Company
REIT Real Estate Investment Trust
(a) Non-income producing security.
(b) Variable rate security, the interest rate of which adjusts periodically based on changes in current interest rates. Rate represented is as of March 31, 2021.
(c) Affiliated Company.
(d) Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2021.
Contracts Description
Expiration
Date
Notional Contract
Value Value
Net Unrealized
Depreciation
(20) DJIA E-mini Future 06/18/21 $ (3,280,885) $ (3,289,800) $ (8,915)
(170) S&P 500 E-mini Future 06/18/21 (33,582,702) (33,722,900) (140,198)
$ (36,863,587) $ (37,012,700) $ (149,113)
Investment Companies
Absolute
Capital
Opportunities
Fund
Balance
3/31/2020
Gross
Additions
Gross
Reductions
Change in
Unrealized
Appreciation
Balance
3/31/2021
Realized
Gain/(Loss)
Capital Gain
Distributions
Investment
Income
Shares/
Principal 1,285,087 399,119 (82,034) – 1,602,172
Cost $ 4,357,658 $ (883,511) $ – $ 16,436,136 $ 116,489 $ 2,351,727 $ 5,931
Value 15,292,540 – – (1,735,596) 17,031,091
Absolute
Convertible
Arbitrage Fund
Balance
3/31/2020
Gross
Additions
Gross
Reductions
Change in
Unrealized
Depreciation
Balance
3/31/2021
Realized
Gain/(Loss)
Capital Gain
Distributions
Investment
Income
Shares/
Principal 1,901,218 55,925 (309,198) – 1,647,945
Cost $ 622,364 $ (3,208,276) $ – $ 16,824,683 $ 291,724 $ 603,637 $ 18,727
Value 19,620,564 – – 1,653,044 18,687,696
Level 1 Level 2 Level 3 Total
Assets
Investments at Value
Common Stock
Communication Services $ 514,045 $ – $ – $ 514,045
Consumer Discretionary 1,630,105 – – 1,630,105
Consumer Staples 1,129,885 – – 1,129,885
Energy 1,092,000 – – 1,092,000
Financials 4,539,551 – – 4,539,551
Health Care 1,453,638 – – 1,453,638
Industrials 394,235 – – 394,235
Information Technology 1,640,705 – – 1,640,705
Materials 3,915,375 – – 3,915,375
Real Estate 611,600 – – 611,600
Utilities 835,941 – – 835,941
Asset Backed Obligations – 215,513 – 215,513
Investment Companies 35,718,787 – – 35,718,787

ABSOLUTE STRATEGIES FUND
NOTES TO SCHEDULES OF INVESTMENTS
March 31, 2021
15
Absolute Funds
See Notes to Financial Statements.
* Other Financial Instruments are derivatives not reflected in the Schedule of Investments, such as futures, which are valued at the unrealized appreciation/(depreciation) at year end.
Level 1 Level 2 Level 3 Total
Money Market Fund $ – $ 12,772,008 $ – $ 12,772,008
Purchased Options 77,575 357,625 – 435,200
Investments at Value $ 53,553,442 $ 13,345,146 $ – $ 66,898,588
Total Assets $ 53,553,442 $ 13,345,146 $ – $ 66,898,588
Liabilities
Other Financial Instruments*
Futures (149,113) – – (149,113)
Total Other Financial Instruments* $ (149,113) $ – $ – $ (149,113)
Total Liabilities $ (149,113) $ – $ – $ (149,113)

ABSOLUTE CAPITAL OPPORTUNITIES FUND
PORTFOLIO HOLDINGS SUMMARY (Unaudited)
March 31, 2021
16
Absolute Funds
See Notes to Financial Statements.
* Consists of deposits with the custodian and/or brokers for call and put options purchased and written, prepaid expenses, receivables, payables and accrued liabilities. Deposits with the custodian and/or brokers for call and put options purchased and written represent 0.0% of net assets. See Note 2 of the accompanying Notes to Financial Statements.
Portfolio Breakdown (% of Net Assets)
Common Stock
52.3%
Money Market Fund
48.7%
Purchased Options
3.5%
Written Options
(3.9)%
Other Assets & Liabilities, Net * (0.6)%
100.0%

ABSOLUTE CAPITAL OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
March 31, 2021
17
Absolute Funds
See Notes to Financial Statements.
Shares Security Description Value
Common Stock - 52.3%
Communication Services - 7.0%
860 Alphabet, Inc., Class A
(a)(b)
$ 1,773,767
645 Alphabet, Inc., Class C
(a)(b)
1,334,266
1,686 Charter Communications, Inc., Class A
(a)
1,040,296
7,436 Facebook, Inc., Class A
(a)(b)
2,190,125
4,426 Liberty Media Corp.-Liberty SiriusXM
(a)
195,098
11,171 Motorola Solutions, Inc. 2,100,707
8,634,259
Consumer Discretionary - 13.6%
473 Amazon.com, Inc.
(a)
1,463,500
483 Booking Holdings, Inc.
(a)
1,125,313
9,271 CarMax, Inc.
(a)
1,229,891
7,555 Expedia Group, Inc.
(a)
1,300,367
33,900 General Motors Co.
(a)(b)
1,947,894
55,330 Gildan Activewear, Inc.
(a)
1,696,418
12,219 Hasbro, Inc. 1,174,490
9,121 Lowe's Cos., Inc. 1,734,632
8,362 Mohawk Industries, Inc.
(a)(b)
1,608,096
199 NVR, Inc.
(a)
937,475
3,901 Spark Networks SE, ADR
(a)
29,062
14,190 The Kroger Co. 510,698
10,523 The Walt Disney Co.
(a)
1,941,704
16,699,540
Consumer Staples - 2.7%
39,810 Coty, Inc., Class A
(a)
358,688
32,630 Philip Morris International, Inc.  2,895,586
3,254,274
Financials - 13.4%
18,835 American Express Co. 2,664,023
9,302 Aon PLC, Class A 2,140,483
11,725 Apollo Global Management, Inc.  551,192
7,454 Berkshire Hathaway, Inc., Class B
(a)(b)
1,904,274
14,466 CBRE Group, Inc., Class A
(a)
1,144,405
5,852 Citigroup, Inc. 425,733
9,171 JPMorgan Chase & Co. 1,396,102
17,774 Northern Trust Corp. 1,868,225
26,751 The Blackstone Group, Inc., Class A 1,993,752
19,185 The Charles Schwab Corp. 1,250,478
5,566 Visa, Inc., Class A 1,178,489
16,517,156
Health Care - 1.7%
6,854 Becton Dickinson and Co. 1,666,550
14,859 Covetrus, Inc.
(a)
445,324
2,111,874
Industrials - 6.0%
21,943 Jacobs Engineering Group, Inc. 2,836,572
4,618 Keysight Technologies, Inc.
(a)
662,221
2,666 Lockheed Martin Corp. 985,087
33,022 Quanta Services, Inc.
(b)
2,905,275
7,389,155
Information Technology - 7.9%
29,307 Apple, Inc. 3,579,850
3,862 Arista Networks, Inc.
(a)
1,165,899
6,656 Autodesk, Inc.
(a)
1,844,711
15,215 GoDaddy, Inc., Class A
(a)
1,180,988
3,592 salesforce.com, Inc.
(a)
761,037
16,471 SS&C Technologies Holdings, Inc. 1,150,829
9,683,314
Total Common Stock (Cost $45,297,464) 64,289,572
Money Market Fund - 48.7%
59,860,736 BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 0.03%
(c)(d)
(Cost $59,860,736) 59,860,736

ABSOLUTE CAPITAL OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS
March 31, 2021
18
Absolute Funds
See Notes to Financial Statements.
Contracts Security Description Strike Price Exp. Date
Notional Contract
Value Value
Purchased Options - 3.5%
Call Options Purchased - 2.5%
63 AbbVie, Inc. $ 87.50 01/22 $ 551,250 $ 137,088
21 Becton Dickinson and Co. 230.00 01/22 483,000 59,850
56 Bristol-Myers Squibb Co. 60.00 01/22 336,000 36,120
64 Bristol-Myers Squibb Co. 45.00 01/22 288,000 119,872
129 Comcast Corp. 55.00 01/22 709,500 53,535
87 CVS Health Corp. 57.50 01/22 500,250 159,210
253 General Motors Co. 55.00 06/21 1,391,500 144,716
1,551 General Motors Co. 75.00 09/21 11,632,500 260,568
290 Merck & Co., Inc. 92.50 07/21 2,682,500 8,700
62 Merck & Co., Inc. 92.50 01/22 573,500 8,432
113 Mondelez International, Inc. 50.00 01/23 565,000 124,300
365 Morgan Stanley 90.00 06/21 3,285,000 33,580
138 Morgan Stanley 60.00 01/23 828,000 299,805
72 Occidental Petroleum Corp. 30.00 01/22 216,000 38,520
123 Philip Morris International, Inc. 75.00 01/22 922,500 190,650
3,682 SPDR S&P 500 ETF Trust 415.00 04/21 152,803,000 279,832
5,155 SPDR S&P 500 ETF Trust 410.00 04/21 211,355,000 752,630
155 The Coca-Cola Co. 45.00 01/23 697,500 146,785
32 United Parcel Service, Inc. 155.00 01/22 496,000 76,640
2,675 Verizon Communications, Inc. 65.00 07/21 17,387,500 61,525
69 Walgreens Boots Alliance, Inc. 37.50 01/22 258,750 123,165
Total Call Options Purchased (Premiums Paid $3,033,058) 3,115,523
Put Options Purchased - 1.0%
3,317 SPDR S&P 500 ETF Trust 375.00 04/21 131,462,661 789,446
2,580 SPDR S&P 500 ETF Trust 365.00 04/21 102,253,140 390,870
Total Put Options Purchased (Premiums Paid $1,136,917) 1,180,316
Total Purchased Options (Premiums Paid $4,169,975) 4,295,839
Investments, at value - 104.5% (Cost $109,328,175) $ 128,446,147
Total Written Options - (3.9)% (Premiums Received $(4,806,492)) (4,809,674)
Other Assets & Liabilities, Net - (0.6)% (694,742)
Net Assets - 100.0% $ 122,941,731

ABSOLUTE CAPITAL OPPORTUNITIES FUND
SCHEDULE OF CALL AND PUT OPTIONS WRITTEN
March 31, 2021
19
Absolute Funds
See Notes to Financial Statements.
Contracts Security Description Strike Price Exp. Date
Notional Contract
Value Value
Written Options - (3.9)%
Call Options Written - (3.3)%
(2,641) SPDR S&P 500 ETF Trust $ 385.00 04/21 $ 104,670,753 $ (3,949,616)
(69) Walgreens Boots Alliance, Inc. 50.00 01/22 378,810 (57,960)
Total Call Options Written (Premiums Received $(3,750,408)) (4,007,576)
Put Options Written - (0.6)%
(51) Apollo Global Management, Inc. 45.00 01/22 229,500 (24,225)
(131) Camping World Holdings, Inc. 30.00 01/22 393,000 (64,845)
(158) Comcast Corp. 40.00 01/22 632,000 (22,594)
(87) Discovery, Inc. 35.00 12/21 304,500 (52,200)
(122) General Motors Co. 75.00 01/22 915,000 (248,880)
(239) Invesco QQQ Trust ETF 300.00 05/21 7,170,000 (69,788)
(28) Johnson & Johnson 150.00 07/21 420,000 (5,180)
(26) Merck & Co., Inc. 85.00 01/22 221,000 (30,095)
(97) Merck & Co., Inc. 65.00 01/22 630,500 (19,303)
(67) MGM Resorts International 35.00 06/21 234,500 (13,333)
(134) MGM Resorts International 31.00 09/21 415,400 (27,068)
(84) MGM Resorts International 40.00 01/22 336,000 (60,480)
(91) Morgan Stanley 75.00 01/22 682,500 (67,795)
(224) Philip Morris International, Inc. 55.00 01/22 1,232,000 (18,592)
(134) Verizon Communications, Inc. 60.00 01/22 804,000 (77,720)
Total Put Options Written (Premiums Received $(1,056,084)) (802,098)
Total Written Options - (3.9)% (Premiums Received $(4,806,492)) $ (4,809,674)

ABSOLUTE CAPITAL OPPORTUNITIES FUND
NOTES TO SCHEDULES OF INVESTMENTS AND CALL AND PUT OPTIONS WRITTEN
March 31, 2021
20
Absolute Funds
See Notes to Financial Statements.
The following is a summary of the inputs used to value the Fund's investments and other financial instruments and liabilities as of March 31, 2021.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
* Other Financial Instruments are derivatives not reflected in the Schedules of Investments and Call and Put Options Written, such as written options, which are reported at their market value at year end.
ADR American Depositary Receipt
ETF Exchange Traded Fund
PLC Public Limited Company
(a) Non-income producing security.
(b) All or a portion of this security is held as collateral for written options.
(c) Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2021.
(d) The Fund currently invests a portion of its assets in BlackRock Liquidity Funds T-Fund Portfolio. The Fund may redeem its investment from BlackRock Liquidity Funds T-Fund Portfolio at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund may be directly affected by the performance of BlackRock Liquidity Funds T-Fund
Portfolio. The financial statements of BlackRock Liquidity Funds T-Fund Portfolio, including the portfolio of investments, can be found at BlackRock Liquidity Funds T-Fund Portfolio’s website
www.blackrock.com
or the Securities and Exchange Commission’s website
www.sec.gov
and should be read in conjunction with the Fund’s financial statements. As of March 31, 2021, the Fund’s net assets invested in BlackRock Liquidity Funds T-Fund Portfolio were 48.7%.
Level 1 Level 2 Level 3 Total
Assets
Investments at Value
Common Stock
Communication Services $ 8,634,259 $ – $ – $ 8,634,259
Consumer Discretionary 16,699,540 – – 16,699,540
Consumer Staples 3,254,274 – – 3,254,274
Financials 16,517,156 – – 16,517,156
Health Care 2,111,874 – – 2,111,874
Industrials 7,389,155 – – 7,389,155
Information Technology 9,683,314 – – 9,683,314
Money Market Fund – 59,860,736 – 59,860,736
Purchased Options 3,047,209 1,248,630 – 4,295,839
Investments at Value $ 67,336,781 $ 61,109,366 $ – $ 128,446,147
Total Assets $ 67,336,781 $ 61,109,366 $ – $ 128,446,147
Liabilities
Other Financial Instruments*
Written Options (629,919) (4,179,755) – (4,809,674)
Total Liabilities $ (629,919) $ (4,179,755) $ – $ (4,809,674)

Absolute Convertible Arbitrage Fund
Portfolio Holdings Summary (Unaudited)
March 31, 2021
21
Absolute Funds
See Notes to Financial Statements.
* Consists of deposits with the custodian and/or brokers for securities sold short and futures, cash, prepaid expenses, receivables, payables and accrued liabilities. Deposits with the custodian and/or brokers for securities sold short and futures represent 46.9% of net assets. See Note 2 of the accompanying Notes to Financial Statements.
Portfolio Breakdown (% of Net Assets)
Long Positions
Corporate Convertible Bonds
85.7%
Money Market Fund
18.3%
Short Positions
Common Stock
(50.2)%
Other Assets & Liabilities, Net * 46.2%
100.0%

Absolute Convertible Arbitrage Fund
Schedule of Investments
March 31, 2021
22
Absolute Funds
See Notes to Financial Statements.
‘ll
Principal Security Description Rate Maturity Value
Long Positions - 104.0%
Corporate Convertible Bonds - 85.7%
Communication Services - 11.0%
$ 1,000,000 21Vianet Group, Inc.
(a)(b)
0.00% 02/01/26 $ 943,500
1,000,000 FireEye, Inc.
(c)
1.63  06/01/35 995,509
1,273,000 FireEye, Inc.
(c)
0.88  06/01/24 1,440,081
2,000,000 Harmonic, Inc.
(c)
2.00  09/01/24 2,257,600
1,500,000 Infinera Corp.
(c)
2.13  09/01/24 1,785,264
2,500,000 Infinera Corp. 2.50  03/01/27 3,622,066
4,000,000 InterDigital, Inc. 2.00  06/01/24 4,267,706
500,000 Liberty Broadband Corp.
(a)
1.25  09/30/50 491,500
1,500,000 Liberty Media Corp.
(a)
0.50  12/01/50 1,739,250
3,000,000 Limelight Networks, Inc.
(a)
3.50  08/01/25 2,766,000
1,000,000 Okta, Inc.
(a)
0.38  06/15/26 1,171,250
2,000,000 PagerDuty, Inc.
(a)
1.25  07/01/25 2,511,250
3,000,000 Palo Alto Networks, Inc.
(a)
0.38  06/01/25 3,712,500
2,000,000 Proofpoint, Inc.
(c)
0.25  08/15/24 2,143,750
4,678,000 Q2 Holdings, Inc.
(c)
0.75  06/01/26 6,119,292
2,500,000 RingCentral, Inc.
(a)(b)
0.00  03/15/26 2,540,625
2,970,000 TechTarget, Inc.
(a)
0.13  12/15/25 3,520,044
661,000 Twitter, Inc. 0.25  06/15/24 879,989
2,000,000 Twitter, Inc.
(a)(b)
0.00  03/15/26 1,900,000
1,702,000 Twitter, Inc., Series 2014 1.00  09/15/21 1,769,016
1,720,000 Vonage Holdings Corp. 1.75  06/01/24 1,812,278
48,388,470
Consumer Discretionary - 17.0%
1,500,000 2U, Inc.
(a)
2.25  05/01/25 2,359,500
3,000,000 Airbnb, Inc.
(a)(b)
0.00  03/15/26 3,147,000
2,000,000 Alarm.com Holdings, Inc.
(a)(b)
1.66
- 1.81  01/15/26 1,865,000
3,882,000 American Airlines Group, Inc.
(c)
6.50  07/01/25 6,686,745
1,000,000 American Eagle Outfitters, Inc.
(a)(c)
3.75  04/15/25 3,431,250
2,670,000 Callaway Golf Co.
(a)
2.75  05/01/26 4,582,387
1,500,000 Chegg, Inc.
(a)(b)
0.00  09/01/26 1,620,000
2,000,000 Dick's Sporting Goods, Inc.
(a)
3.25  04/15/25 4,592,500
1,150,000 DraftKings, Inc.
(a)(b)
0.00  03/15/28 1,143,675
1,500,000 Eventbrite, Inc.
(a)
5.00  12/01/25 2,936,872
1,500,000 Eventbrite, Inc.
(a)
0.75  09/15/26 1,556,250
2,000,000 Fiverr International, Ltd.
(a)(b)
0.00  11/01/25 2,506,200
2,500,000 Groupon, Inc.
(a)
1.13  03/15/26 2,514,062
1,000,000 IMAX Corp.
(a)
0.50  04/01/26 993,800
2,000,000 Lyft, Inc.
(a)
1.50  05/15/25 3,550,000
2,500,000 National Vision Holdings, Inc.
(a)
2.50  05/15/25 3,921,875
1,000,000 NCL Corp., Ltd.
(a)
6.00  05/15/24 2,222,500
1,000,000 Penn National Gaming, Inc.
(c)
2.75  05/15/26 4,515,000
2,300,000 PetIQ, Inc.
(a)
4.00  06/01/26 3,270,313
1,000,000 Royal Caribbean Cruises, Ltd.
(a)
4.25  06/15/23 1,410,500
1,000,000 Royal Caribbean Cruises, Ltd.
(a)
2.88  11/15/23 1,304,000
500,000 Spirit Airlines, Inc. 4.75  05/15/25 1,534,500
3,000,000 Stride, Inc.
(a)
1.13  09/01/27 2,771,400
1,050,000 The Marcus Corp.
(a)
5.00  09/15/25 2,106,009
3,000,000 The RealReal, Inc.
(a)
1.00  03/01/28 3,000,000
3,000,000 Wayfair, Inc.
(a)
0.63  10/01/25 3,217,500
1,000,000 Zillow Group, Inc. 2.75  05/15/25 2,080,000
74,838,838
Consumer Staples - 1.7%
3,550,000 Flexion Therapeutics, Inc.
(c)
3.38  05/01/24 3,251,433
3,000,000 FTI Consulting, Inc.
(c)
2.00  08/15/23 4,389,000
7,640,433
Energy - 1.9%
2,000,000 Enphase Energy, Inc.
(a)(b)
0.15  03/01/28 1,854,952
4,500,000 Helix Energy Solutions Group, Inc.
(c)
6.75  02/15/26 5,225,400
500,000 Newpark Resources, Inc.
(c)
4.00  12/01/21 497,500
1,000,000 Oil States International, Inc.
(a)
4.75  04/01/26 944,906
8,522,758

Absolute Convertible Arbitrage Fund
Schedule of Investments
March 31, 2021
23
Absolute Funds
See Notes to Financial Statements.
Principal Security Description Rate Maturity Value
Financials - 2.0%
$ 2,842,000 Encore Capital Group, Inc.
(c)
3.25% 10/01/25 $ 3,509,863
1,000,000 GEO Corrections Holdings, Inc.
(a)
6.50  02/23/26 1,049,230
2,000,000 Pinduoduo, Inc.
(b)
0.00  12/01/25 2,126,940
1,500,000 Redfin Corp.
(a)(b)
0.00  10/15/25 1,761,563
500,000 Repay Holdings Corp.
(a)(b)
0.00  02/01/26 491,250
8,938,846
Health Care - 15.5%
1,000,000 Accolade, Inc.
(a)
0.50  04/01/26 1,099,375
2,500,000 Allscripts Healthcare Solutions, Inc.
(c)
0.88  01/01/27 3,274,315
1,500,000 Avid SPV, LLC
(a)
1.25  03/15/26 1,599,465
1,500,000 Bridgebio Pharma, Inc.
(c)
2.50  03/15/27 2,481,600
2,000,000 Bridgebio Pharma, Inc.
(a)
2.25  02/01/29 1,909,798
3,000,000 CONMED Corp.
(c)
2.63  02/01/24 4,704,359
3,500,000 CryoLife, Inc.
(a)
4.25  07/01/25 4,208,750
2,000,000 Cutera, Inc.
(a)
2.25  03/15/26 2,256,200
500,000 Envista Holdings Corp.
(a)
2.38  06/01/25 1,024,400
2,077,000 Exact Sciences Corp.
(c)
1.00  01/15/25 3,898,269
2,050,000 Glaukos Corp.
(a)
2.75  06/15/27 3,462,040
2,000,000 Gossamer Bio, Inc.
(c)
5.00  06/01/27 1,795,000
1,450,000 Health Catalyst, Inc.
(a)
2.50  04/15/25 2,472,250
1,750,000 Heska Corp.
(a)
3.75  09/15/26 3,602,900
1,000,000 Invacare Corp.
(a)
4.25  03/15/26 1,001,837
2,500,000 Jazz Investments I, Ltd.
(a)
2.00  06/15/26 3,221,875
2,000,000 Kadmon Holdings, Inc.
(a)
3.63  02/15/27 1,748,978
3,100,000 MannKind Corp.
(a)
2.50  03/01/26 3,142,625
505,000 Natera, Inc.
(a)
2.25  05/01/27 1,383,069
2,000,000 NuVasive, Inc. 0.38  03/15/25 2,047,500
3,000,000 Pacira BioSciences, Inc.
(a)
0.75  08/01/25 3,648,900
1,150,000 Revance Therapeutics, Inc. 1.75  02/15/27 1,294,504
2,026,000 SmileDirectClub, Inc.
(a)(b)
1.95
- 2.83  02/01/26 1,784,146
3,000,000 Tabula Rasa HealthCare, Inc. 1.75  02/15/26 3,045,000
1,750,000 Travere Therapeutics, Inc.
(c)
2.50  09/15/25 1,809,062
3,650,000 Varex Imaging Corp.
(a)
4.00  06/01/25 4,523,719
1,800,000 Zogenix, Inc.
(a)
2.75  10/01/27 1,983,375
68,423,311
Industrials - 12.3%
1,000,000 Bloom Energy Corp.
(a)
2.50  08/15/25 1,836,628
2,205,000 Chart Industries, Inc.
(a)
1.00  11/15/24 5,483,559
2,000,000 GoPro, Inc.
(a)
1.25  11/15/25 2,897,600
5,000,000 Granite Construction, Inc.
(c)
2.75  11/01/24 6,962,034
2,499,000 II-VI, Inc.
(c)
0.25  09/01/22 3,818,784
4,495,000 Itron, Inc.
(a)(b)
0.00  03/15/26 4,500,619
1,939,000 Kaman Corp.
(c)
3.25  05/01/24 2,111,571
3,000,000 KBR, Inc.
(c)
2.50  11/01/23 4,745,625
956,000 Knowles Corp. 3.25  11/01/21 1,127,506
2,700,000 Mesa Laboratories, Inc.
(c)
1.38  08/15/25 2,975,130
4,001,000 SMART Global Holdings, Inc. 2.25  02/15/26 5,268,917
3,337,000 The Greenbrier Cos., Inc.
(c)
2.88  02/01/24 3,645,673
1,500,000 The Middleby Corp.
(a)
1.00  09/01/25 2,117,813
2,000,000 Veoneer, Inc. 4.00  06/01/24 2,661,250
2,751,000 Winnebago Industries, Inc. 1.50  04/01/25 3,823,890
53,976,599
Information Technology - 23.5%
2,500,000 Bandwidth, Inc.
(a)
0.50  04/01/28 2,437,500
3,000,000 Blackline, Inc.
(a)(b)
0.00  03/15/26 2,926,875
1,770,000 Box, Inc.
(a)(b)
0.00  01/15/26 2,012,269
1,570,000 Cloudflare, Inc.
(a)
0.75  05/15/25 3,109,581
2,500,000 Coupa Software, Inc.
(a)
0.38  06/15/26 2,837,500
1,500,000 Cree, Inc.
(a)
1.75  05/01/26 3,550,350
1,000,000 Dropbox, Inc.
(a)(b)
0.06  03/01/26 1,033,125
1,522,000 Envestnet, Inc.
(c)
1.75  06/01/23 1,878,148
1,000,000 Envestnet, Inc.
(a)
0.75  08/15/25 1,001,244
1,000,000 Everbridge, Inc.
(c)
0.13  12/15/24 1,276,875

Absolute Convertible Arbitrage Fund
Schedule of Investments
March 31, 2021
24
Absolute Funds
See Notes to Financial Statements.
Principal Security Description Rate Maturity Value
Information Technology - 23.5% (continued)
$ 1,500,000 Evolent Health, Inc.
(a)(c)
3.50% 12/01/24 $ 2,002,500
2,011,000 Evolent Health, Inc. 1.50  10/15/25 1,921,762
5,000,000 Five9, Inc.
(a)
0.50  06/01/25 6,700,000
2,000,000 Guidewire Software, Inc.
(c)
1.25  03/15/25 2,260,000
1,500,000 HubSpot, Inc.
(a)
0.38  06/01/25 2,582,813
1,500,000 Impinj, Inc.
(c)
2.00  12/15/26 2,711,250
2,500,000 Insight Enterprises, Inc.
(c)
0.75  02/15/25 3,685,564
2,000,000 LivePerson, Inc.
(a)(b)
0.00  12/15/26 2,025,000
2,000,000 Lumentum Holdings, Inc. 0.50  12/15/26 2,336,200
1,000,000 MACOM Technology Solutions Holdings, Inc.
(a)
0.25  03/15/26 1,015,989
2,430,000 MicroStrategy, Inc.
(a)
0.75  12/15/25 4,653,068
1,000,000 MicroStrategy, Inc.
(a)(b)
0.00  02/15/27 840,000
1,950,000 Mitek Systems, Inc.
(a)
0.75  02/01/26 1,953,656
3,500,000 Model N, Inc.
(a)
2.63  06/01/25 4,530,330
3,000,000 MongoDB, Inc. 0.25  01/15/26 4,335,000
3,500,000 Nova Measuring Instruments, Ltd.
(a)(b)
0.00  10/15/25 4,641,875
1,000,000 Omnicell, Inc.
(a)
0.25  09/15/25 1,430,000
3,000,000 Perficient, Inc.
(a)
1.25  08/01/25 3,882,770
2,000,000 PROS Holdings, Inc.
(a)
2.25  09/15/27 2,531,250
2,000,000 Rapid7, Inc.
(a)
2.25  05/01/25 2,843,800
2,000,000 Splunk, Inc. 1.13  09/15/25 2,361,250
1,300,000 Spotify USA, Inc.
(a)(b)
0.00  03/15/26 1,236,300
400,000 Varonis Systems, Inc.
(a)
1.25  08/15/25 711,500
3,000,000 Veeco Instruments, Inc.
(a)
3.75  06/01/27 5,038,125
5,000,000 Vocera Communications, Inc.
(a)
0.50  09/15/26 4,603,125
4,500,000 Workiva, Inc. 1.13  08/15/26 5,956,142
2,000,000 Zynga, Inc.
(c)
0.25  06/01/24 2,747,600
103,600,336
Materials - 0.8%
2,910,000 SSR Mining, Inc. 2.50  04/01/39 3,419,250
Total Corporate Convertible Bonds (Cost $322,057,335) 377,748,841
Shares Security Description Value
Money Market Fund - 18.3%
80,702,302 BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 0.03%
(d)
(Cost $80,702,302) 80,702,302
Total Long Positions - 104.0% (Cost $402,759,637) 458,451,143
Total Short Positions - (50.2)% (Proceeds $(190,430,050)) (221,203,211)
Other Assets & Liabilities, Net - 46.2% 203,725,623
Net Assets - 100.0% $ 440,973,555

Absolute Convertible Arbitrage Fund
Schedule of Securities Sold Short
March 31, 2021
25
Absolute Funds
See Notes to Financial Statements.
Shares Security Description Value
Short Positions - (50.2)%
Common Stock - (50.2)%
Communication Services - (4.9)%
(9,200) 21Vianet Group, Inc., ADR $ (297,160)
(120) Charter Communications, Inc., Class A (74,042)
(28,500) FireEye, Inc. (557,745)
(143,550) Harmonic, Inc. (1,125,432)
(370,153) Infinera Corp. (3,564,573)
(16,800) InterDigital, Inc. (1,065,960)
(150,794) Limelight Networks, Inc. (538,335)
(2,700) Okta, Inc. (595,161)
(37,802) PagerDuty, Inc. (1,520,775)
(7,347) Palo Alto Networks, Inc. (2,366,175)
(7,665) Proofpoint, Inc. (964,180)
(41,522) Q2 Holdings, Inc. (4,160,504)
(3,424) RingCentral, Inc., Class A (1,019,941)
(30,500) TechTarget, Inc. (2,118,225)
(17,507) Twitter, Inc. (1,113,971)
(46,600) Vonage Holdings Corp. (550,812)
(21,632,991)
Consumer Discretionary - (11.0)%
(42,755) 2U, Inc. (1,634,524)
(5,558) Airbnb, Inc. (1,044,571)
(6,800) Alarm.com Holdings, Inc. (587,384)
(202,975) American Airlines Group, Inc. (4,851,102)
(106,500) American Eagle Outfitters, Inc. (3,114,060)
(122,700) Callaway Golf Co. (3,282,225)
(9,539) Chegg, Inc. (817,111)
(50,579) Dick's Sporting Goods, Inc. (3,851,591)
(7,908) DraftKings, Inc. (484,998)
(131,709) Eventbrite, Inc., Class A (2,918,671)
(7,206) Fiverr International, Ltd. (1,564,999)
(22,700) Groupon, Inc. (1,147,371)
(18,400) IMAX Corp. (369,840)
(10,300) Live Nation Entertainment, Inc. (871,895)
(42,829) Lyft, Inc., Class A (2,705,936)
(69,058) National Vision Holdings, Inc. (3,026,812)
(62,000) Norwegian Cruise Line Holdings, Ltd. (1,710,580)
(40,300) Penn National Gaming, Inc. (4,225,052)
(57,800) PetIQ, Inc. (2,038,028)
(18,742) Royal Caribbean Cruises, Ltd. (1,604,503)
(35,600) Spirit Airlines, Inc. (1,313,640)
(29,100) Stride, Inc. (876,201)
(83,100) The Marcus Corp. (1,661,169)
(60,400) The RealReal, Inc. (1,366,852)
(4,150) Wayfair, Inc., Class A (1,306,213)
(48,375,328)
Consumer Staples - (0.8)%
(40,000) Flexion Therapeutics, Inc. (358,000)
(21,357) FTI Consulting, Inc. (2,992,329)
(3,350,329)
Energy - (0.6)%
(4,290) Enphase Energy, Inc. (695,666)
(419,195) Helix Energy Solutions Group, Inc. (2,116,935)
(15,000) Oil States International, Inc. (90,450)
(2,903,051)
Financials - (1.4)%
(52,000) Encore Capital Group, Inc. (2,091,960)
(6,668) Pinduoduo, Inc., ADR (892,712)
(13,800) Redfin Corp. (918,942)
(8,000) Repay Holdings Corp. (187,840)
(67,766) The GEO Group, Inc. REIT (525,864)
(12,850) Zillow Group, Inc., Class C (1,665,874)
(6,283,192)

Absolute Convertible Arbitrage Fund
Schedule of Securities Sold Short
March 31, 2021
26
Absolute Funds
See Notes to Financial Statements.
Shares Security Description Value
Health Care - (9.1)%
(13,300) Accolade, Inc. $ (603,421)
(140,400) Allscripts Healthcare Solutions, Inc. (2,108,106)
(46,000) Avid Bioservices, Inc. (838,580)
(42,703) Bridgebio Pharma, Inc. (2,630,505)
(25,974) CONMED Corp. (3,391,945)
(108,000) CryoLife, Inc. (2,438,640)
(42,600) Cutera, Inc. (1,280,130)
(20,400) Envista Holdings Corp. (832,320)
(21,900) Exact Sciences Corp. (2,885,982)
(29,500) Glaukos Corp. (2,475,935)
(80,000) Gossamer Bio, Inc. (740,000)
(40,200) Health Catalyst, Inc. (1,880,154)
(18,150) Heska Corp. (3,057,549)
(44,400) Invacare Corp. (356,088)
(11,642) Jazz Pharmaceuticals PLC (1,913,596)
(195,500) Kadmon Holdings, Inc. (760,495)
(297,200) MannKind Corp. (1,165,024)
(12,000) Natera, Inc. (1,218,480)
(8,500) NuVasive, Inc. (557,260)
(29,592) Pacira BioSciences, Inc. (2,074,103)
(25,295) Revance Therapeutics, Inc. (706,995)
(61,700) SmileDirectClub, Inc. (636,127)
(22,650) Tabula Rasa HealthCare, Inc. (1,043,032)
(24,300) Travere Therapeutics, Inc. (606,771)
(137,425) Varex Imaging Corp. (2,815,838)
(51,600) Zogenix, Inc. (1,007,232)
(40,024,308)
Industrials - (7.8)%
(52,200) Bloom Energy Corp., Class A (1,412,010)
(34,400) Chart Industries, Inc. (4,896,840)
(163,860) GoPro, Inc., Class A (1,907,330)
(116,430) Granite Construction, Inc. (4,686,307)
(46,905) II-VI, Inc. (3,206,895)
(20,098) Itron, Inc. (1,781,688)
(11,900) Kaman Corp. (610,351)
(91,029) KBR, Inc. (3,494,603)
(31,900) Knowles Corp. (667,348)
(6,137) Mesa Laboratories, Inc. (1,494,360)
(76,499) SMART Global Holdings, Inc. (3,520,484)
(26,848) The Greenbrier Cos., Inc. (1,267,763)
(8,910) The Middleby Corp. (1,476,833)
(65,428) Veoneer, Inc. (1,601,677)
(30,800) Winnebago Industries, Inc. (2,362,668)
(34,387,157)
Information Technology - (14.3)%
(9,023) Bandwidth, Inc., Class A (1,143,575)
(10,160) BlackLine, Inc. (1,101,344)
(42,371) Box, Inc. (972,838)
(36,572) Cloudflare, Inc., Class A (2,569,549)
(5,894) Coupa Software, Inc. (1,499,905)
(29,037) Cree, Inc. (3,139,771)
(9,378) Dropbox, Inc., Class A (250,017)
(16,612) Envestnet, Inc. (1,199,885)
(7,077) Everbridge, Inc. (857,591)
(76,117) Evolent Health, Inc., Class A (1,537,563)
(28,091) Five9, Inc. (4,391,466)
(11,489) Guidewire Software, Inc. (1,167,627)
(4,356) HubSpot, Inc. (1,978,539)
(35,600) Impinj, Inc. (2,024,572)
(29,083) Insight Enterprises, Inc. (2,775,100)
(17,398) LivePerson, Inc. (917,571)
(13,924) Lumentum Holdings, Inc. (1,271,957)
(6,850) MACOM Technology Solutions Holdings, Inc. (397,437)
(5,764) MicroStrategy, Inc. (3,912,603)

Absolute Convertible Arbitrage Fund
Schedule of Securities Sold Short
March 31, 2021
27
Absolute Funds
See Notes to Financial Statements.
Shares Security Description Value
Information Technology - (14.3)% (continued)
(53,600) Mitek Systems, Inc. $ (781,488)
(80,750) Model N, Inc. (2,844,822)
(11,639) MongoDB, Inc. (3,112,618)
(35,966) Nova Measuring Instruments, Ltd. (3,273,266)
(8,400) Omnicell, Inc. (1,090,908)
(41,662) Perficient, Inc. (2,446,393)
(35,700) PROS Holdings, Inc. (1,517,250)
(24,694) Rapid7, Inc. (1,842,419)
(9,171) Splunk, Inc. (1,242,487)
(881) Spotify Technology SA (236,064)
(11,250) Varonis Systems, Inc. (577,575)
(171,375) Veeco Instruments, Inc. (3,554,318)
(47,700) Vocera Communications, Inc. (1,834,542)
(43,082) Workiva, Inc. (3,802,417)
(170,325) Zynga, Inc. (1,739,018)
(63,004,495)
Materials - (0.3)%
(87,000) SSR Mining, Inc. (1,242,360)
Total Common Stock (Proceeds $(190,430,050)) (221,203,211)
Total Short Positions - (50.2)% (Proceeds $(190,430,050)) $ (221,203,211)

Absolute Convertible Arbitrage Fund
Notes to Schedules of Investments and Securities Sold Short
March 31, 2021
28
Absolute Funds
See Notes to Financial Statements.
At March 31, 2021, the Fund held the following exchange traded futures contracts:
The following is a summary of the inputs used to value the Fund's investments and liabilities as of March 31, 2021.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
* Other Financial Instruments are derivatives not reflected in the Schedule of Investments, such as futures, which are valued at the unrealized appreciation/(depreciation) at year end.
ADR American Depositary Receipt
LLC Limited Liability Company
PLC Public Limited Company
REIT Real Estate Investment Trust
(a) Security exempt from registration under Rule 144A under the Securities Act of 1933. At year end, the value of these securities amounted to
$220,460,879 or 50.0% of net assets.
(b) Zero coupon bond. Interest rate presented is yield to maturity.
(c) All or a portion of this security is held as collateral for securities sold short.
(d) Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2021.
Contracts Description
Expiration
Date
Notional Contract
Value Value
Net Unrealized
Appreciation
(400) U.S. Treasury 5 Year Note Future 06/30/21 $ (49,847,110) $ (49,359,375) $ 487,735
Level 1 Level 2 Level 3 Total
Assets
Investments at Value
Corporate Convertible Bonds $ – $ 377,748,841 $ – $ 377,748,841
Money Market Fund – 80,702,302 – 80,702,302
Investments at Value $ – $ 458,451,143 $ – $ 458,451,143
Other Financial Instruments*
Futures 487,735 – – 487,735
Total Assets $ 487,735 $ 458,451,143 $ – $ 458,938,878
Liabilities
Securities Sold Short
Common Stock $ (221,203,211) $ – $ – $ (221,203,211)
Securities Sold Short $ (221,203,211) $ – $ – $ (221,203,211)
Total Liabilities $ (221,203,211) $ – $ – $ (221,203,211)

ABSOLUTE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2021
29
Absolute Funds
See Notes to Financial Statements.
ABSOLUTE
STRATEGIES FUND
ABSOLUTE CAPITAL
OPPORTUNITIES
FUND
ABSOLUTE
CONVERTIBLE
ARBITRAGE FUND
ASSETS
Investments, at value (Cost $26,959,130, $109,328,175 and
$402,759,637, respectively) $ 31,179,801 $ 128,446,147 $ 458,451,143
Investments in affiliates, at value (Cost $33,260,819, $0 and $0, respectively) 35,718,787 – –
$ 66,898,588 $ 128,446,147 $ 458,451,143
Deposits with broker for securities sold short – – 205,342,147
Deposits with broker for options 2,043,161 1,019,898 –
Deposits with broker for futures 2,585,544 – 1,589,413
Receivables:
Fund shares sold 55 586,136 1,874,473
Investment securities sold 174,481 94,491 13,749,622
Dividends and interest 55,032 76,664 1,317,559
Prepaid expenses 7,529 13,051 12,477
Total Assets
71,764,390 130,236,387 682,336,834
LIABILITIES
Call options written, at value (Premiums received $0, $3,750,408 and
$0, respectively) – 4,007,576 –
Put options written, at value (Premiums received $0, $1,056,084 and $0, respectively) – 802,098 –
Securities sold short, at value (Proceeds $0, $0 and $190,430,050, respectively) – – 221,203,211
Payables:
Investment securities purchased 174,018 2,255,843 19,627,802
Fund shares redeemed 93,434 14,882 80,754
Due to custodian – – 1,602
Dividends on securities sold short – – 19,847
Other payables – – 3,134
Accrued Liabilities:
Investment adviser fees 57,492 163,795 314,111
Fund services fees 14,858 10,151 32,681
Other expenses 46,602 40,311 80,137
Total Liabilities
386,404 7,294,656 241,363,279
NET ASSETS
$ 71,377,986 $ 122,941,731 $ 440,973,555
COMPONENTS OF NET ASSETS
Paid-in capital $ 103,436,257 $ 131,212,377 $ 423,842,515
Distributable earnings (32,058,271) (8,270,646) 17,131,040
NET ASSETS
$ 71,377,986 $ 122,941,731 $ 440,973,555
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED
SHARES AUTHORIZED)
Institutional Shares 9,059,608 11,566,701 38,893,978
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Institutional Shares (based on net assets of $71,377,986,
$122,941,731 and $440,973,555, respectively) $ 7.88 $ 10.63 $ 11.34

ABSOLUTE FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended March 31, 2021
30
Absolute Funds
See Notes to Financial Statements.
ABSOLUTE STRATEGIES
FUND
ABSOLUTE CAPITAL
OPPORTUNITIES FUND
ABSOLUTE CONVERTIBLE
ARBITRAGE FUND
INVESTMENT INCOME
Dividend income (net of foreign withholding taxes of
$21,194, $0 and $0, respectively) $ 433,473 $ 473,305 $ 10,689
Dividend income from affiliated investments 24,658 – –
Interest income 25,941 31 3,566,607
Total Investment Income
484,072 473,336 3,577,296
EXPENSES
Investment adviser fees 1,219,031 1,130,625 2,824,748
Fund services fees 112,039 108,930 290,462
Transfer agent fees
Institutional Shares 97,496 1,343 31,070
Custodian fees 29,476 13,942 25,717
Registration fees
Institutional Shares 21,225 31,310 45,059
Professional fees 53,343 51,546 90,985
Trustees' fees and expenses 5,163 4,988 7,724
Dividend expense on securities sold short – – 189,542
Interest expense 18,558 46,337 700,703
Other expenses 131,301 78,000 237,726
Total Expenses 1,687,632 1,467,021 4,443,736
Fees waived
(461,575) (7,404) (484,929)
Net Expenses
1,226,057 1,459,617 3,958,807
NET INVESTMENT INCOME (LOSS)
(741,985) (986,281) (381,511)
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated issuers
(3,592,912) (15,811,720) 42,693,310
Investments in affiliated issuers
408,213 – –
Capital gain distributions from affiliated issuers
2,955,364 – –
Foreign currency transactions
7,934 – –
Securities sold short
– (12,488) (40,616,113)
Written options
2,360,476 (10,739,464) –
Futures
(12,124,725) – 104,317
Net realized gain (loss)
(9,985,650) (26,563,672) 2,181,514
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers
6,096,827 28,633,890 62,342,096
Investments in affiliated issuers
(82,552) – –
Foreign currency translations
1,011 284 –
Securities sold short
– – (40,192,454)
Written options
(282,444) 1,345,539 –
Futures
316,227 – 487,735
Net change in unrealized appreciation (depreciation)
6,049,069 29,979,713 22,637,377
NET REALIZED AND UNREALIZED GAIN (LOSS)
(3,936,581) 3,416,041 24,818,891
INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS
$ (4,678,566) $ 2,429,760 $ 24,437,380

ABSOLUTE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
31
Absolute Funds
See Notes to Financial Statements.
ABSOLUTE STRATEGIES FUND ABSOLUTE CAPITAL OPPORTUNITIES FUND
For the Years Ended March 31, For the Years Ended March 31,
2021 2020 2021 2020
OPERATIONS
Net investment income (loss) $ (741,985) $ (339,455) $ (986,281) $ 218,785
Net realized gain (loss) (9,985,650) 6,623,651 (26,563,672) 13,341,775
Net change in unrealized appreciation
(depreciation) 6,049,069 (3,603,407) 29,979,713 (11,848,916)
Increase (Decrease) in Net Assets
Resulting from Operations
(4,678,566) 2,680,789 2,429,760 1,711,644
DISTRIBUTIONS TO SHAREHOLDERS
Institutional Shares
– (69,093) (12,497,480) –
Total Distributions Paid
– (69,093) (12,497,480) –
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares
36,984,948 20,207,372 74,777,605 22,028,521
Reinvestment of distributions:
Institutional Shares
– 67,819 12,193,376 –
Redemption of shares:
Institutional Shares
(29,467,747) (42,395,224) (11,911,765) (16,748,388)
Increase (Decrease) in Net Assets from
Capital Share Transactions
7,517,201 (22,120,033) 75,059,216 5,280,133
Increase (Decrease) in Net Assets
2,838,635 (19,508,337) 64,991,496 6,991,777
NET ASSETS
Beginning of Year
68,539,351 88,047,688 57,950,235 50,958,458
End of Year
$ 71,377,986 $ 68,539,351 $ 122,941,731 $ 57,950,235
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares
4,472,113 2,504,402 6,597,114 1,874,814
Reinvestment of distributions:
Institutional Shares
– 8,240 1,120,454 –
Redemption of shares:
Institutional Shares
(3,594,603) (5,198,972) (1,022,296) (1,434,800)
Increase (Decrease) in Shares
877,510 (2,686,330) 6,695,272 440,014

ABSOLUTE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
32
Absolute Funds
See Notes to Financial Statements.
ABSOLUTE CONVERTIBLE ARBITRAGE FUND
For the Years Ended March 31,
2021 2020
OPERATIONS
Net investment income (loss) $ (381,511) $ 978,201
Net realized gain 2,181,514 1,461,285
Net change in unrealized
appreciation (depreciation) 22,637,377 (1,253,428)
Increase in Net Assets Resulting
from Operations
24,437,380 1,186,058
DISTRIBUTIONS TO
SHAREHOLDERS
Institutional Shares (7,382,120) (3,645,511)
Total Distributions Paid
(7,382,120) (3,645,511)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares 315,924,202 76,553,072
Reinvestment of distributions:
Institutional Shares 6,662,266 3,358,316
Redemption of shares:
Institutional Shares
(38,533,525) (26,354,257)
Increase in Net Assets from Capital
Share Transactions
284,052,943 53,557,131
Increase in Net Assets
301,108,203 51,097,678
NET ASSETS
Beginning of Year
139,865,352 88,767,674
End of Year
$ 440,973,555 $ 139,865,352
SHARE TRANSACTIONS
Sale of shares:
Institutional Shares 28,186,467 7,267,996
Reinvestment of distributions:
Institutional Shares 598,493 318,065
Redemption of shares:
Institutional Shares
(3,438,031) (2,499,519)
Increase in Shares
25,346,929 5,086,542

ABSOLUTE FUNDS
FINANCIAL HIGHLIGHTS
33
Absolute Funds
See Notes to Financial Statements.
Investment Operations
Distributions to
Shareholders from:
These financial highlights reflect selected data for a share outstanding throughout each period.
Period Ended
Net Asset
Value,
Beginning
of Period
Net
Investment
Income
(Loss)(a)
Net Realized
and
Unrealized
Gains
(Losses) on
Investments
Total from
Investment
Operations
Net
Investment
Income
Net
Realized
Gains
Total Distribution
to Shareholders
Net Asset
Value, End
of Period
Total
Return
ABSOLUTE STRATEGIES FUND
INSTITUTIONAL SHARES
3/31/2021 $ 8.38 $ ( 0. 08) ( $ 0. 42 ) ( $ 0.50) $ — $ — $ — $ 7.88 (5.97) %
3/31/2020 8.10 (0.03) 0.32 0.29 (0.01) — (0.01) 8.38 3.54
3/31/2019 8.37 0.04 (0.31) (0.27) — — — 8.10 (3.23)
3/31/2018 8.76 (0.07) (0.32) (0.39) — — — 8.37 (4.45)
3/31/2017 10.40 (0.10) (0.23) (0.33) — (1.31) (1.31) 8.76 (3.40)
ABSOLUTE CAPITAL OPPORTUNITIES FUND
INSTITUTIONAL SHARES
3/31/2021 $ 11.90 (0.14) 0.82 0.68 (0.00) (c) (1.95) (1.95) 10.63 5.41
3/31/2020 11.50 0.04 0.36 0.40 — — — 11.90 3.48
3/31/2019 12.52 (0.12) (0.13) (0.25) — (0.77) (0.77) 11.50 (1.78)
3/31/2018 10.97 (0.15) 1.70 1.55 — — — 12.52 14.13
3/31/2017 10.21 (0.16) 0.92 0.76 — — — 10.97 7.44
ABSOLUTE CONVERTIBLE ARBITRAGE FUND
INSTITUTIONAL SHARES
3/31/2021 $ 10.32 (0.02) 1.37 1.35 (0.01) (0.32) (0.33) 11.34 13.12
3/31/2020 10.49 0.08 0.05 0.13 (0.11) (0.19) (0.30) 10.32 1.18
3/31/2019 10.29 0.10 0.30 0.40 (0.05) (0.15) (0.20) 10.49 3.95
3/31/2018(d) 10.00 0.02(e) 0.29(e) 0.31 — (0.02) (0.02) 10.29 3.14 (f)
(a) Calculated based on average shares outstanding during each year.
(b) Reflects the expense ratio excluding any waivers and/or reimbursements.
(c) Amount represents less than $0.005.
(d) Commencement of operations was August 14, 2017.
(e) Net investment income and net realized and unrealized gain (loss) on investments for the period ended March 31, 2018 was restated. See
Note 2 of the March 31, 2018 Annual Report.
(f) Not annualized.
(g) Annualized.

ABSOLUTE FUNDS
FINANCIAL HIGHLIGHTS
34
Absolute Funds
See Notes to Financial Statements.
Ratios/Supplemental Data (Ratios to Average Net Assets)
Net
Assets,
End of
Period
(000's)
Net
Investment
Income
(Loss)
Net
Expenses
Dividend
and
Interest
Expenses
Net
Expenses
without
Dividend
and
Interest
Expenses
Gross
Expenses(b)
Portfolio
Turnover
$ 71,3 78 (0.97) % 1.60% 0.02% 1.58% 2.21% 23%
68,539 (0.42) 1.52 0.02 1.50 2.22 45
88,048 0.49 1.67 0.05 1.62 2.31 33
166,373 (0.87) 2.78 0.82 1.96 2.94 86
501,866 (0.99) 2.86 0.95 1.91 2.89 72
122,942 (1.22)% 1.81% 0.06% 1.75% 1.8 2% 140%
57,950 0.37 1.78 0.03 1.75 1.87 46
50,958 (0.99) 3.02 1.27 1.75 3.21 23
32,338 (1.30) 2.66 0.86 1.79 3.52 66
14,188 (1.53) 2.62 0.70 1.92 3.70 29
440,974 (0.16)% 1.68% 0.38% 1.30% 1.88% 93%
139,865 0.77 1.59 0.07 1.52 1.78 95
88,768 0.95 1.91 0.31 1.60 2.16 121
56,065 0.35(e)(g) 2.23(g) 0.60(g) 1.63(g) 3.13(g) 76(f)

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2021
35
Absolute Funds
Organization
Absolute Strategies Fund, Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund (individually, a “Fund” and collectively, the “Funds”) are diversified portfolios of Forum Funds (the “Trust”). The Trust is a Delaware
statutory trust that is registered as an open-end, management investment company under the Investment Company
Act of 1940, as amended (the “Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Absolute Strategies Fund currently offers Institutional
Shares. Institutional Shares commenced operations on July 11, 2005. Absolute Strategies Fund seeks to achieve long-
term capital appreciation with an emphasis on absolute (positive) returns and low sensitivity to traditional financial market indices, such as the S&P 500 Index. Absolute Capital Opportunities Fund currently offers Institutional Shares.
Absolute Capital Opportunities Fund commenced operations on December 30, 2015. Absolute Capital Opportunities
Fund seeks to achieve long-term capital appreciation with a lower sensitivity to traditional financial market indices, such as the S&P 500 Index.
Absolute Convertible Arbitrage Fund currently offers Institutional Shares and Investor Shares. Absolute Convertible
Arbitrage Fund commenced operations on August 14, 2017, after it acquired the net assets of the Mohican VCA
Fund, LP, a privately offered hedge fund (the “Predecessor Fund”), in exchange for Fund shares. The Predecessor Fund commenced operations in 2002. Absolute Convertible Arbitrage Fund seeks to achieve positive absolute returns over the long-term with low volatility when compared to traditional market indices. The Predecessor Fund had an investment objective and strategies that were, in all material respects, identical to those of the Absolute Convertible
Arbitrage Fund. On August 14, 2017, the Predecessor Fund reorganized into the Absolute Convertible Arbitrage Fund.
The reorganization of net assets from this transaction was as follows:
In addition to the securities transferred in, as noted above, $5,895,941 of cash and other receivables were also transferred in as part of the reorganization.
As of March 31, 2021, the Absolute Convertible Arbitrage Fund Investor Shares had not commenced operations.
Summary of Significant Accounting Policies
The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting
Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment
Companies.” These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:
Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Futures contracts are valued at the day’s settlement price on the exchange where the contract is traded. Forward currency contracts are generally valued based on interpolation of forward curve data points obtained from major banking institutions that deal in foreign currencies and currency dealers. Exchange-traded options for which the last quoted sale price is outside the closing bid and ask price will be valued at the mean of the closing bid and ask price. Shares of non-exchange traded open-end
Date of
Contribution Net Assets Shares
Market Value of
Investments
August 14, 2017 $16,686,633 1,668,929 $10,790,692

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2021
36
Absolute Funds
mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.
Each Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the
“Board”) if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 3, believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in each Fund’s registration statement, performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures.
Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-
based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.
Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.
GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1 - Quoted prices in active markets for identical assets and liabilities.
Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by a pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities’ respective local market closes and the close of the U.S. market.
Level 3 - Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).
The aggregate value by input level, as of March 31, 2021, for each Fund’s investments is included in each Fund’s
Notes to Schedules of Investments, Securities Sold Short and Call and Put Options Written.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income and expense are recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Foreign dividend income and expense are recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized to the next call date above par and discount is accreted to maturity using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Each Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments.

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2021
37
Absolute Funds
Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of NAV. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its
NAV.
Futures Contracts – Each Fund may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.
Notional amounts of each individual futures contract outstanding as of March 31, 2021, for Absolute Strategies Fund
and Absolute Convertible Arbitrage Fund, are disclosed in the Notes to Schedule of Investments and Securities Sold
Short.
Securities Sold Short – Each Fund may sell a security short to increase investment returns. Each Fund may also sell a security short in anticipation of a decline in the market value of a security. A short sale is a transaction in which the
Fund sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at market price at the time of replacement; the price may be higher or lower than the price at which the Fund sold the security. The Fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a profit if the price of the security declines between those dates.
Until the Fund replaces the borrowed security, the Fund will maintain on its books and records cash and long securities to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes the
Deposits with Brokers as shown on the Statements of Assets and Liabilities and the securities held long as shown on the Schedules of Investments. Dividends and interest paid on securities sold short are recorded as an expense on the Statements of Operations.

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2021
38
Absolute Funds
Purchased Options – When a fund purchases an option, an amount equal to the premium paid by the fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.
The values of each individual purchased option outstanding as of March 31, 2021, for each Fund, if any, are disclosed in each Fund’s Schedule of Investments.
Written Options – When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the fund on the expiration date as realized gain from written options.
The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the fund. The fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.
Written options are non-income producing securities.
The values of each individual written option outstanding as of March 31, 2021, for each Fund, if any, are disclosed in each Fund’s Schedule of Call and Put Options Written.
Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by each Fund is included in their Schedule of Investments, if applicable.
When-Issued Transactions – Each Fund may purchase securities on a forward commitment or ‘when-issued’ basis.
A fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets that have a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid semi-annually. Distributions to shareholders of net capital gains and foreign currency gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each
Fund, timing differences and differing characterizations of distributions made by each Fund.
Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under
Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. Each Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of March 31, 2021, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2021
39
Absolute Funds
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
Absolute Convertible Arbitrage Fund's class-specific expenses are charged to the operations of that class of shares.
Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.
Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. Each Fund has determined that none of these arrangements requires disclosure on each Fund’s balance sheet.
Fees and Expenses
Investment Adviser – Absolute Investment Advisers LLC (the “Adviser”) is the investment adviser to each Fund.
Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from Absolute Strategies Fund,
Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund at an annual rate of 1.60%, 1.40% and
1.20%, respectively, of each Fund’s average daily net assets.
Each sub-advisory fee, calculated as a percentage of each Fund’s average daily net assets managed by each subadviser, is paid by the Adviser.
Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC, a wholly owned subsidiary of Apex US Holdings, LLC
(d/b/a Apex Fund Services) (“Apex”) or their affiliates. Absolute Convertible Arbitrage Fund has adopted a Distribution
Plan (the “Plan”) for Investor Shares of the Fund in accordance with Rule 12b-1 of the Act. Under the Plan, Investor
Shares are subject to a Rule 12b-1 fee of up to 0.25% of the Investor Shares average daily net assets. As of March
31, 2021, Investor Shares were not operational and therefore the Absolute Convertible Arbitrage Fund is not currently paying 12b-1 fees. The Absolute Strategies Fund and Absolute Capital Opportunities Fund do not have a distribution
(12b-1) plan; accordingly, the Distributor does not receive compensation from the Absolute Strategies Fund and
Absolute Capital Opportunities Fund for its distribution services. The Adviser compensates the Distributor directly for its services to the Absolute Strategies Fund and Absolute Capital Opportunities Fund.
Other Service Providers – Apex provides fund accounting, fund administration, compliance and transfer agency services to each Fund. The fees related to these services are included in Fund services fees within the Statements of Operations. Apex also provides certain shareholder report production and EDGAR conversion and filing services.
Pursuant to an Apex Services Agreement, each Fund pays Apex customary fees for its services. Apex provides a
Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering
Officer to each Fund, as well as certain additional compliance support functions.
Trustees and Officers – The Trust pays each independent Trustee an annual retainer of $31,000 for services to the Trust ($41,000 for the Chairman). The Audit Committee Chairman receives an additional $2,000 annually. The
Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his or her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in the Statements of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2021
40
Absolute Funds
Expense Reimbursement and Fees Waived
The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, broker charges, proxy expenses and extraordinary expenses) of Absolute
Strategies Fund to 1.99%, through August 1, 2022. For the year ended March 31, 2021, the Adviser did not waive any fees or reimburse expenses in the Absolute Strategies Fund pursuant to this agreement. During the year, Absolute
Strategies Fund invested in Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund. As of March
31, 2021, Absolute Strategies Fund owned approximately 13.9% and 4.2% of Absolute Capital Opportunities Fund
and Absolute Convertible Arbitrage Fund, respectively. The Adviser has agreed to waive fees owed to it by the Absolute
Strategies Fund in an amount equal to the fee it receives from Absolute Capital Opportunities Fund and Absolute
Convertible Arbitrage Fund based on Absolute Strategies Fund’s investment in Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund. For the year ended March 31, 2021, the Adviser waived fees of $461,575 related to these affiliated investments and these waivers are not subject to recoupment.
The Adviser has contractually agreed to waive its fee and/or reimburse expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, broker charges, proxy expenses and extraordinary expenses) of Absolute
Capital Opportunities Fund to 1.75% through August 1, 2022. In addition, the Adviser has contractually agreed to waive its fee and/or reimburse expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, broker charges, proxy expenses and extraordinary expenses) of Absolute Capital Opportunities Fund to 1.49% when the Absolute Capital Opportunities Fund reaches $125 million in assets under management. The Adviser waived fees of $7,404 for Absolute Capital Opportunities Fund for the year ended March 31, 2021.
The Adviser has also contractually agreed to waive its fee and/or reimburse expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, broker charges, proxy expenses and extraordinary expenses) of Absolute
Convertible Arbitrage Fund to 1.40% and 1.45% of the Institutional Shares and Investor Shares, respectively, through
August 1, 2022. In addition, the Adviser has contractually agreed to waive its fee and/or reimburse expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, broker charges, proxy expenses and extraordinary expenses) of Absolute Convertible Arbitrage Fund Institutional Shares to 1.20% when the Absolute Convertible
Arbitrage Fund Institutional Shares reaches $250 million in assets under management. Other service providers have voluntarily agreed to waive a portion of their fees. The Adviser waived fees of $423,179 and other service providers waived fees of $61,750, for Absolute Convertible Arbitrage Fund, for the year ended March 31, 2021.
The Funds may repay the Adviser for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the total annual fund operating expenses after fee waiver and/or expense reimbursement of the Funds to exceed the lesser of (i) the then-current expense cap, and (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed.
As of March 31, 2021, $0, $146,480 and $696,871 for Absolute Strategies Fund, Absolute Capital Opportunities
Fund and Absolute Convertible Arbitrage Fund, respectively, is subject to recapture by the Adviser. Other waivers are not eligible for recoupment.
Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended March 31, 2021 , were as follows:

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2021
41
Absolute Funds
Summary of Derivative Activity
The volume of open derivative positions may vary on a daily basis as each Fund transacts derivative contracts in order to achieve the exposure desired by the Adviser. The notional value of activity for the year ended March 31, 2021 , for any derivative type during the year is as follows:
Each Fund’s use of derivatives for the year ended March 31, 2021 , was limited to options and futures contracts.
Following is a summary of the effect of derivatives on the Statements of Assets and Liabilities as of March 31,
2021 :
Absolute Strategies Fund
Absolute Capital Opportunities Fund
Absolute Convertible Arbitrage Fund
Non-U.S. Government Obligations
Purchases Sales
Absolute Strategies Fund $ 12,237,666 $ 17,720,345
Absolute Capital Opportunities Fund 66,824,282 60,772,053
Absolute Convertible Arbitrage Fund 351,673,650 199,419,670
Absolute
Strategies Fund
Absolute Capital
Opportunities
Fund
Absolute
Convertible
Arbitrage Fund
Futures Contracts $ 2,996,818,045 $ – $ (115,214,616)
Purchased Options 24,275,107 42,343,592 –
Written Options (8,589,868) (88,075,103) –
Location: Equity Risk
Asset derivatives:
Investments, at value $ 435,200
Liability derivatives:
Unrealized depreciation on futures* (149,113)
Location: Equity Risk
Asset derivatives:
Investments, at value $ 4,295,839
Liability derivatives:
Call options written $ (4,007,576)
Put options written (802,098)
Total liability derivatives $ (4,809,674)
Location: Interest Risk
Asset derivatives:
Unrealized appreciation on futures* $ 487,735
* Balance is included in the deposits with broker for futures on the Statements of Assets and Liabilities.

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2021
42
Absolute Funds
Realized and unrealized gains and losses on derivatives contracts for the year ended March 31, 2021 , are recorded by each Fund in the following locations on the Statements of Operations:
Absolute Strategies Fund
Absolute Capital Opportunities Fund
Absolute Convertible Arbitrage Fund
Location:
Equity
Contracts
Interest
Contracts Total
Net realized gain (loss) on:
Investments $ (4,659,748) $ – $ (4,659,748)
Written options 2,360,476 – 2,360,476
Futures (12,172,694) 47,969 (12,124,725)
Total net realized gain (loss) $ (14,471,966) $ 47,969 $ (14,423,997)
Net change in unrealized appreciation (depreciation) on:
Investments $ 739,537 $ – $ 739,537
Written options (282,444) – (282,444)
Futures 285,083 31,144 316,227
Total net change in unrealized appreciation (depreciation) $ 742,176 $ 31,144 $ 773,320
Location:
Equity
Contracts
Net realized gain (loss) on:
Investments $ (12,228,552)
Written options (10,739,464)
Total net realized gain (loss) $ (22,968,016)
Net change in unrealized appreciation (depreciation) on:
Investments $ 3,390,105
Written options 1,345,539
Total net change in unrealized appreciation (depreciation) $ 4,735,644
Location:
Interest
Contracts
Net realized gain (loss) on:
Futures $ 104,317
Total net realized gain (loss) $ 104,317
Net change in unrealized appreciation (depreciation) on:
Futures $ 487,735
Total net change in unrealized appreciation (depreciation) $ 487,735

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2021
43
Absolute Funds
Asset (Liability) amounts shown in the table below represent amounts for derivative related investments at March 31,
2021. These amounts may be collateralized by cash or financial instruments.
Federal Income Tax
As of March 31, 2021, cost for federal income tax and net unrealized appreciation consists of:
Distributions paid during the fiscal years ended as noted were characterized for tax purposes as follows:
*Amount represents long-term equalization.
As of March 31, 2021, distributable earnings (accumulated loss) on a tax basis were as follows:
Gross Asset
(Liability) as
Presented in
the Statement
of Assets and
Liabilities
Derivatives
Available for
Offset
Financial
Instruments
(Received)
Pledged*
Cash Collateral
(Received)
Pledged* Net Amount
Absolute Strategies Fund
Assets:
Over-the-counter derivatives** $ 435,200 $ – $ – $ – $ 435,200
Unrealized depreciation on futures*** – (149,113) – 149,113 –
Absolute Capital Opportunities Fund
Assets:
Over-the-counter derivatives** 4,295,839 – – – 4,295,839
Liabilities:
Over-the-counter derivatives** (4,809,674) – 4,809,674 – –
Absolute Convertible Arbitrage Fund
Assets:
Unrealized appreciation on futures*** 487,735 – – – 487,735
* The actual financial instruments and cash collateral (received) pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statements of Assets and Liabilities.
** Over-the-counter derivatives may consist of options. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation
(depreciation), see the Schedule of Call and Put Options Written.
*** Balance is included in the deposits with broker for futures on the Statements of Assets and Liabilities.
Tax Cost of
Investments
Gross Unrealized
Appreciation
Gross Unrealized
Depreciation
Net Unrealized
Appreciation
Absolute Strategies Fund $ 60,247,772 $ 7,141,966 $ (491,150) $ 6,650,816
Absolute Capital Opportunities Fund 106,253,898 18,390,230 (1,007,655) 17,382,575
Absolute Convertible Arbitrage Fund 228,966,719 54,070,507 (45,789,294) 8,281,213
Ordinary Income Long-Term Capital Gain Total
Absolute Strategies Fund
2021 $ – $ – $ –
2020 69,093 – 69,093
Absolute Capital Opportunities Fund
2021 12,275,193 222,287 12,497,480
2020 – 320,000* 320,000
Absolute Convertible Arbitrage Fund
2021 158,181 7,223,939 7,382,120
2020 1,273,016 2,372,495 3,645,511
Undistributed
Ordinary Income
Undistributed
Long-Term Gain
Capital and Other
Losses
Unrealized
Appreciation/
(Depreciation) Total
Absolute Strategies Fund $ 1,341,793 $ – $ (40,051,357) $ 6,651,293 $ (32,058,271)
Absolute Capital Opportunities Fund – – (25,653,408) 17,382,762 (8,270,646)
Absolute Convertible Arbitrage Fund 271,581 8,578,246 – 8,281,213 17,131,040

ABSOLUTE FUNDS
NOTES TO FINANCIAL STATEMENTS
March 31, 2021
44
Absolute Funds
The difference between components of distributable earnings on a tax basis and the amounts reflected in the
Statements of Assets and Liabilities are primarily due to return of capital on equity securities, convertible bond deemed dividends, wash sales, futures, constructive sales, convertible bond premium amortization, straddles and cover loss deferrals.
As of March 31, 2021, the Absolute Strategies Fund and the Absolute Capital Opportunities Fund have $5,889,627 and $2,177,332, respectively, of available long-term capital loss carryforwards and $34,161,730 and $23,128,304, respectively, of available short-term capital loss carryforwards that have no expiration date.
For tax purposes, the current deferred late year ordinary loss was $347,772 for Absolute Capital Opportunities
Fund (realized during the period January 1, 2021 through March 31, 2021). These losses will be recognized for tax purposes on the first business day of the Fund’s next fiscal year, April 1, 2021.
On the Statements of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2021. The following reclassifications were the result of book to tax differences resulting from net operating loss and organization cost amortization and have no impact on the net assets of each Fund.
Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and each Fund has had no such events. Management has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of the date the financial statements were issued.
Distributable
Earnings Paid-in-Capital
Absolute Strategies Fund $ (92) $ 92
Absolute Capital Opportunities Fund 664,692 (664,692)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
45
Absolute Funds
To the Board of Trustees of Forum Funds
and the Shareholders of Absolute Strategies Fund,
Absolute Capital Opportunities Fund, and Absolute Convertible Arbitrage Fund
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Absolute Strategies Fund, Absolute Capital
Opportunities Fund, and Absolute Convertible Arbitrage Fund, each a series of shares of beneficial interest in Forum
Funds (the “Funds”), including the schedules of investments, as of March 31, 2021, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the periods noted in the table below, in conformity with accounting principles generally accepted in the United
States of America.
Basis for Opinion
These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the
Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
BBD, LLP
We have served as the auditor of one or more of the Funds in the Forum Funds since 2009.
Philadelphia, Pennsylvania
May 27, 2021
Financial Highlights
Absolute Strategies Fund For each of the years in the five-year period ended March 31, 2021
Absolute Capital Opportunities Fund For each of the years in the five-year period ended March 31, 2021
Absolute Convertible Arbitrage Fund For each of the years in the three-year period ended March 31, 2021 and for the period August 14, 2017 (commencement of operations) to March 31, 2018

ABSOLUTE FUNDS
ADDITIONAL INFORMATION (Unaudited)
March 31, 2021
46
Absolute Funds
Proxy Voting Information
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (888) 992-2765 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (888) 992-2765 and on the SEC’s website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available free of charge on the SEC’s website at www.sec.gov.
Shareholder Expense Example
As a shareholder of the Funds , you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2020 through March 31, 2021.
Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses
Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

ABSOLUTE FUNDS
ADDITIONAL INFORMATION (Unaudited)
March 31, 2021
47
Absolute Funds
Federal Tax Status of Dividends Declared during the Fiscal Year
For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The
Absolute Capital Opportunities Fund designates 3 . 35 % of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 3 . 72 % for the qualified dividend rate (QDI) as defined in section
1(h)(11) of the Code. The Absolute Capital Opportunities Fund also designates 0 . 22 % of its income dividends as qualified interest income exempt from U.S. tax for foreign shareholders (QII) and 99.78% as short-term capital dividends exempt from U.S. tax for foreign shareholders as (QSD).
The Absolute Convertible Arbitrage Fund designates 88 . 00 % of its income dividends as QII.
Pursuant to Section 852(b)(3) of the Internal Revenue Code, Absolute Capital Opportunities Fund and Absolute
Convertible Arbitrage Fund designated $222,287 and $7,223,939, as long-term capital gain dividends, respectively.
Trustees and Officers of the Trust
The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each
Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. Each Fund’s Statement
of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (888) 992-2765.
Beginning
Account Value
October 1, 2020
Ending
Account Value
March 31, 2021
Expenses
Paid During
Period*
Annualized
Expense
Ratio*
Absolute Strategies Fund
Actual $ 1,000.00 $ 963.32 $ 7.59 1.55%
Hypothetical (5% return before expenses) $ 1,000.00 $ 1,017.20 $ 7.80 1.55%
Absolute Capital Opportunities Fund
Actual $ 1,000.00 $ 1,003.13 $ 8.74 1.75%
Hypothetical (5% return before expenses) $ 1,000.00 $ 1,016.21 $ 8.80 1.75%
Absolute Convertible Arbitrage Fund
Institutional Shares
Actual $ 1,000.00 $ 1,043.19 $ 6.37 1.25%
Hypothetical (5% return before expenses) $ 1,000.00 $ 1,018.70 $ 6.29 1.25%
*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) divided by 365 to reflect the half-year period.

ABSOLUTE FUNDS
ADDITIONAL INFORMATION (Unaudited)
March 31, 2021
48
Absolute Funds
(1)
Jessica Chase is currently an interested person of the Trust, as defined in the 1940 Act, due to her affiliation with Apex Fund Services and her role as President of the Trust. Apex Fund Services is a wholly owned subsidiary of Apex US Holdings LLC.
Name and Year
of Birth
Position with
the Trust
Length of
Time
Served
Principal
Occupation(s) During
Past Five Years
Number of Series
in Fund Complex
Overseen By
Trustee
Other
Directorships
Held By Trustee
During Past Five
Years
Independent Trustees
David Tucker
Born: 1958
Trustee;
Chairman of the
Board
Since 2011
and Chairman
since 2018
Director, Blue Sky Experience
(a charitable endeavor) since
2008; Senior Vice President
& General Counsel, American
Century Companies (an investment
management firm) 1998-2008.
3 Trustee, Forum
Funds II and U.S.
Global Investors
Funds
Mark D. Moyer
Born: 1959
Trustee; Chairman
of the Audit
Committee
Since 2018 Chief Financial Officer, Freedom
House (a NGO advocating political
freedom and democracy) since
2017; independent consultant
providing interim CFO services,
principally to non-profit organizations,
2011-2017.
3 Trustee, Forum
Funds II and U.S.
Global Investors
Funds
Jennifer Brown-Strabley
Born: 1964
Trustee Since 2018 Principal, Portland Global Advisors
(a registered investment adviser),
1996-2010.
3 Trustee, Forum
Funds II and U.S.
Global Investors
Funds
Interested Trustees
(1)
Jessica Chase
Born: 1970
Trustee Since 2018 Director, Apex Fund Services since
2019; Senior Vice President, Atlantic
Fund Services 2008-2019.
3 Trustee, Forum
Funds II and U.S.
Global Investors
Funds
Name and Year of
Birth
Position
with the
Trust
Length of Time
Served
Principal Occupation(s)
During
Past 5 Years
Officers
Jessica Chase
Born: 1970
President; Principal Executive
Officer
Since 2015 Director, Apex Fund Services since 2019.
Senior Vice President, Atlantic Fund
Services 2008-2019.
Karen Shaw
Born: 1972
Treasurer; Principal Financial
Officer
Since 2008 Senior Vice President, Apex Fund Services
since 2019; Senior Vice President, Atlantic
Fund Services 2008-2019.
Zachary Tackett
Born: 1988
Vice President; Secretary
and Anti-Money Laundering
Compliance Officer
Since 2014 Senior Counsel, Apex Fund Services since
2019; Counsel, Atlantic Fund Services
2014-2019.
Michael J. McKeen
Born: 1971
Vice President Since 2009 Senior Vice President, Apex Fund Services
since 2019; Senior Vice President, Atlantic
Fund Services 2008-2019.
Timothy Bowden
Born: 1969
Vice President Since 2009 Manager, Apex Fund Services since 2019;
Manager, Atlantic Fund Services 2008-
2019.
Geoffrey Ney
Born: 1975
Vice President Since 2013 Manager, Apex Fund Services since 2019;
Manager, Atlantic Fund Services 2013-
2019.
Todd Proulx
Born: 1978
Vice President Since 2013 Manager, Apex Fund Services since 2019;
Manager, Atlantic Fund Services 2013-
2019.
Carlyn Edgar
Born: 1963
Chief Compliance Officer and
Vice President
Chief Compliance
Officer 2008-2016 and
2021-current; Vice President
since 2008
Senior Vice President, Apex Fund Services
since 2019; Senior Vice President, Atlantic
Fund Services 2008-2019.

P.O. BOX 588
PORTLAND, MAINE 04112
(888) 992-2765 (TOLL FREE)
(888) 99-ABSOLUTE (TOLL FREE)
INVESTMENT ADVISER
Absolute Investment Advisers LLC
4 North Street, Suite 2
Hingham, Massachusetts 02043
www.absoluteadvisers.com
TRANSFER AGENT
Apex Fund Services
P.O. Box 588
Portland, Maine 04112
(888) 992-2765 (Toll Free)
(888) 99-ABSOLUTE (Toll Free)
www.theapexgroup.com
DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com
This report is submitted for the general information of
the shareholders of the Funds. It is not authorized for
distribution to prospective investors unless preceded
or accompanied by an effective prospectus, which
includes information regarding the Funds’ risks,
objectives, fees and expenses, experience of its
managements and other information.
212-ANR-0321

Beck, Mack & Oliver LLC
Annual Report
March 31, 2021
Beck, Mack & Oliver Partners Fund

Beck, Mack & Oliver Partners Fund
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
March 31, 2021
1
Dear Fellow Shareholder:
The Beck, Mack & Oliver Partners Fund (the “Partners Fund”) returned +81.97% net of fees and expenses for the fiscal year ended March 31, 2021 (the “Fiscal Year”), resulting in a net asset value of $16.77. By comparison, during the Fiscal Year, the S&P 500 Index (the “S&P 500”), which is the Partners Fund’s principal benchmark, returned +56.35%.
Performance Update
March of 2020 was when the world began to realize that the specter of COVID-19 was not a regional disease outbreak but a devastating global pandemic. During that month the S&P 500 generated a total return of -12.35%, which was its worst monthly performance since October 2008, when the failures of Lehman Brothers, AIG, and several other financial institutions cascaded into a global financial crisis. Hence, total returns during the Fiscal Year, for both the S&P 500 and the
Partners Fund, are measured from a depressed, crisis-induced starting point.
Perhaps more remarkable than the sharp decline in the equity market experienced during March of last year was the powerful snapback over the next several months, with the S&P 500 reaching a new all-time high in August despite the ongoing pandemic, widespread “lockdowns,” high unemployment, and an economy operating deeply below its potential.
Various factors contributed to this impressive recovery, including the subsiding of fear and panic as we learned more about
COVID-19 and the various economic stimulus programs approved by Congress, but the most consequential may have been the extraordinary intervention by the Federal Reserve, which reduced interest rates essentially to zero and provided liquidity backstops to a wide range of markets.
As depicted in the table below, through the five months ended August 31, 2020, the S&P 500 generated a total return of
+36.49%, but during this period of overall equity market appreciation there was a pronounced divergence between “value”
and “growth,” with the former underperforming the latter by 26.51%.
1
We believe that much of this performance divergence
was a function of newly created market liquidity being channeled into the largest and most liquid equities, the ability of primarily technology-oriented companies to thrive in the new lockdown environment while more cyclically sensitive businesses struggled, the impact of lower interest rates on the valuation of long-duration securities, and a substantial increase in retail trading activity. During this time, the Partners Fund outperformed value but underperformed the S&P 500.
The relationship between value and growth began to change around Labor Day and accelerated after favorable phase 3 clinical data for two COVID-19 vaccines were released in November. The potential for safe and efficacious vaccines to accelerate an economic reopening and a more general “return to normal,” coupled with a valuation divergence between different segments of the market that had grown to extreme levels, catalyzed a shift back into sectors, such as financials and industrials, that had been so adversely affected by the pandemic and its consequences. From the end of August through the end of the Fiscal Year, value outperformed growth by 16.05%, while the Partners Fund outperformed the S&P 500 by
24.98%. While the shift back towards value provided a performance tailwind for the Partners Fund during the latter half of the Fiscal Year, its large outperformance relative to the S&P 500 was also the result of specific security selection.
1
Total return comparisons between “value” and “growth” are based on the S&P 500 Value Index and the S&P 500 Growth Index, respectively. As we have commented in prior shareholder letters, while we do not believe that there is any absolute distinction between growth and value, we believe the investment strategy of the Partners Fund—which emphasizes long-term business fundamentals and seeks to purchase securities at a discount to their intrinsic value—has more of a value orientation.

Beck, Mack & Oliver Partners Fund
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
March 31, 2021
2
(Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (800) 943-6786.)
Largest Positive & Negative Contributors
The table below indicates the largest positive and negative contributors to investment performance as well as the total returns of the respective securities during the Fiscal Year.
2
Largest Positive Contributors
A significant portion of the share price appreciation in BlackBerry, Ltd. (“BlackBerry”) during the Fiscal Year occurred in the days following the announcement in early December that BlackBerry and Amazon Web Services (“AWS”) had entered into a multi-year agreement to develop and market an “intelligent vehicle” platform, which would be called BlackBerry
IVY. IVY will leverage BlackBerry’s QNX real-time operating system and create a cloud-based ecosystem in which data will be captured, analyzed, and integrated with vehicle applications. An element of our investment thesis in BlackBerry has been the underappreciated value of QNX, which is already in more than 175 million vehicles throughout the globe. We believe the imprimatur from AWS is an important validation of QNX. BlackBerry’s share price appreciated substantially in January on unusually elevated trading volume, and we took advantage of the rally by selling a majority of the position.
We discussed the strong performance of Advanced Drainage Systems in our shareholder letter for the six-month semi-
annual period ended September 30, 2020 (the “Semi-Annual Letter”). Our investment thesis continues to play out nicely and we have modestly reduced the position size in response to further share price appreciation.
2
Total return refers to the security’s total return during the Fiscal Year. Contribution refers to the total return of the Partners Fund’s ownership within the
Fiscal Year multiplied by the percentage of the Partners Fund’s net assets that the security represents.
Total Returns
3/31/20 – 8/31/20 8/31/20 – 3/31/21 3/31/20 – 3/31/21
Partners Fund +30.42% +39.53% +81.97%
S&P 500 Index +36.49% +14.55% +56.35%
Partners Fund vs. S&P 500 Index -6.07% +24.98% +25.62%
S&P 500 Value Index (“Value”) +21.48% +23.76% +50.35%
S&P 500 Growth Index (“Growth”) +47.99% +7.71% +59.41%
Value vs. Growth -26.51% +16.05% -9.06%
Largest Positive Contributors Largest Negative Contributors
Position Contribution Total Return Position Contribution Total Return
BlackBerry, Ltd. +6.50% +104.12% Grifols -0.22% -13.13%
Advanced Drainage Systems +5.04% +253.22% AgroFresh Solutions 0.00% +1.01%
Matador Resources Co. +4.72% +846.64% Fiserv +0.28% +25.32%

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A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
March 31, 2021
3
Matador Resources Co. (“Matador”) underwent a remarkable recovery during the Fiscal Year. After declining nearly 75% in
March of 2020, Matador’s share price ended the Fiscal Year at nearly 10 times its level at the beginning of the Fiscal Year.
The company benefited from a recovering oil market as well as ongoing production growth, a continued buildout of the midstream business, and improving cash flow (including the initiation of a dividend). As the share price increased, we sold some stock in order to manage the position size and the overall energy sector exposure of the Partners Fund.
Including the three positive contributors noted above, eight of the Partners Fund’s positions more than doubled during the
Fiscal Year.
3
Largest Negative Contributors
We discussed the Grifols investment in the Semi-Annual Letter. While plasma collection volumes have begun to recover in-line with our expectations, the stock has continued to trade at a discounted valuation. We still believe that Grifols is an excellent business, but we are evaluating whether it makes sense to maintain a position in light of the ongoing share price underperformance, dual-class share structure, and lack of catalysts. We look forward to updating you in our next shareholder letter.
As discussed in the Semi-Annual Letter, the AgroFresh Solutions warrants expired on July 31, 2020.
As discussed in more detail in the following section, we initiated a new position in Fiserv late in the Fiscal Year, hence its contribution to investment performance primarily reflects a short holding period.
New & Exited Positions
The table below indicates the four new positions that were initiated and the one position that was exited during the Fiscal
Year.
CAE is the largest outsourced provider of flight simulators and pilot training services to commercial airlines as well as to the business jet and defense aviation industries. CAE is a beneficiary of the long-term growth in revenue passenger miles and of an ongoing shift towards greater outsourcing of pilot training. We were impressed with the company’s resilience during the severe travel slowdown in 2020, as pilots must complete regular training, regardless of the number of hours they spend in the air, in order to maintain safety certifications with the Federal Aviation Administration. We expect CAE to benefit from a cyclical rebound in travel and a looming pilot shortage. Subsequent to the initiation of our investment, which represented a
3
I.e., these positions generated a total return of at least 100% during the Fiscal Year.
New Positions Exited Positions
CAE AgroFresh Solutions
Fiserv
Hilton Worldwide Holdings
Mastercard

Beck, Mack & Oliver Partners Fund
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
March 31, 2021
4
mid-teens multiple of our estimate of normalized earnings, the company announced the acquisition of the military training business of L3Harris Technologies, which we expect to be highly accretive.
Toward the end of the Fiscal Year, we initiated a new investment in Fiserv, which is a payments and financial technology company. We had long been admirers of Frank Bisignano, who worked for Jamie Dimon at JPMorgan for many years.
Bisignano then became CEO of First Data Corp., which is a merchant acquiring business. He successfully turned around
First Data Corp., which was then acquired by Fiserv, and Bisignano became CEO of the combined company. We believe that
Fiserv has a strong competitive position in the payments industry, which is benefiting from powerful secular tailwinds, and we expect the company to generate double-digit earnings growth for many years. Our average purchase price represents a high-teens multiple of forward earnings.
Please see the Semi-Annual Letter for a discussion of the investments in Hilton Worldwide Holdings and Mastercard and the exit from AgroFresh Solutions.
Other Portfolio Observations
As of the end of the Fiscal Year, the Partners Fund held 28 equity positions, with the 10 largest positions representing 53.5%
of net assets. This compares to 25 equity positions, with the 10 largest positions representing 62.2% of net assets, as of
March 31, 2020.
As of the end of the Fiscal Year, the largest sector exposures were financials (30.0% of net assets), industrials (16.6%), and healthcare (16.3%), and cash represented approximately 1% of net assets.
As of the end of the Fiscal Year, the Partners Fund had an estimated net capital loss of approximately $12.9 million, or approximately $4.55 per share.
Outlook & Conclusion
The continued strength of the S&P 500 suggests that the equity market has priced in an ongoing normalization of economic activity and business conditions. The Federal Reserve has kept short-term policy rates near zero, but long-term bond yields have risen sharply over the last few months, as the bond market has begun to price in the risks of higher inflation and of eventually higher policy rates. The Federal Reserve and the Biden administration have argued that any inflationary trend that may already be underway will prove to be “transitory.” The prospective returns of long-term bonds will depend a lot on whether that turns out to be true.
There are several inflationary factors at play right now, including industry supply constraints, strengthened household balance sheets, pent-up consumer demand, worsening fiscal deficits, a tightening labor market, and rising commodity prices.
On the demand side, many households in the last several months have managed to pay down debt and accumulate savings, and people are eager to reengage in activities such as travel. On the supply side, industry bottlenecks and higher commodity prices are placing pressure on goods inflation, while a tighter labor market is placing pressure on inflation in services.
And expectations of inflation, once they get going, can lead to the thing itself, in turn reinforcing those expectations.
We would submit that the risk of undesirably faster and/or more persistent inflation, over the next several months, is

Beck, Mack & Oliver Partners Fund
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
March 31, 2021
5
substantially greater than its opposite. At the level of investment research and portfolio management, that underscores for us the importance of owning companies with pricing power.
Overall, we feel good about the direction of the economy, but it seems that this positive outlook is largely already reflected in equity valuations, with the S&P 500 trading at more than 20x estimates of next year’s earnings, while we continue to observe speculative behavior in various parts of the market. We believe that owning high-quality equities at cheap to reasonable valuations remains the best way to compound wealth over time, and we are having some success finding new investment opportunities that meet those criteria.
Thank you for your continued support.
Yours sincerely,
Appendix: Historical Performance
Total returns for the Partners Fund and the S&P 500 Index for the periods ended March 31, 2021, were as follows:
(Performance data quoted represent past performance and are no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the current prospectus, the Partners Fund’s annual operating expense ratio (gross) is 1.80%. However, the Partners Fund’s adviser has agreed to contractually waive its fees and/or reimburse expenses to limit total operating expenses to 1.00% through at least July 31, 2021; otherwise performance shown would have been lower. For the most recent month-end performance, please call (800) 943-6786. Returns greater than one year are annualized.)
*Excludes performance prior to the Partners Fund’s reorganization from a limited partnership.
Robert C. Beck Richard C. Fitzgerald
Annualized Returns
One Year Three Years Five Years Ten Years
Since 12/01/2009
Reorg*
Partners Fund +81.97% +13.59% +13.79% +8.23% +9.69%
S&P 500 Index +56.35% +16.78% +16.29% +13.91% +14.23%

Beck, Mack & Oliver Partners Fund
A MESSAGE TO OUR SHAREHOLDERS (Unaudited)
March 31, 2021
6
IMPORTANT RISKS AND DISCLOSURE:
There is no assurance that the Partners Fund will achieve its investment objective. An investment in the Partners Fund is subject to risk, including the possible loss of principal amount invested. The risks associated with the Partners Fund include: equity and convertible securities risk, foreign investments risk, management risk, fixed-income securities risk, non-
investment grade securities risk, liquidity risk, non-diversification risk, high-yield securities risk and business development company risk. The Partners Fund may invest in small and mid-sized capitalization companies meaning that these companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock.
The S&P 500 Index is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The S&P 500 Growth Index is a subset of the S&P 500 Index that measures stocks using three factors: sales growth, the ratio of earnings change to price and momentum. The S&P 500 Value Index is a subset of the S&P 500 Index that measures value stocks using three factors: the ratios of book value, earnings and sales to price. The total return of the S&P 500 Index, S&P Growth Index, S&P Value Index and of the Partners Fund includes the reinvestment of dividends and income. The total return of the Partners Fund includes operating expenses that reduce returns, while the total return of the S&P 500 Index, S&P Growth Index and S&P Value Index do not include expenses. The Partners Fund is professionally managed while the S&P 500 Index, S&P 500 Growth Index and S&P Value Index are unmanaged and are not available for investment. It is not possible to invest directly in an index.
This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change. The views in this report were those of the Partners Fund managers as of March 31, 2021, and may not reflect their views on the date this report is first published or any time thereafter.
These views are intended to assist shareholders in understanding their investment in the Partners Fund and do not constitute investment advice.
On December 1, 2009, a limited partnership managed by the adviser reorganized into the Partners Fund. The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Partners Fund. The Partners Fund’s performance for the periods before December 1, 2009 is that of the limited partnership and includes the expenses of the limited partnership, which were lower than the Partners Fund’s current expenses, except for 2008 where the expenses of the limited partnership were higher. The performance prior to December
1, 2009 is based on calculations that are different from the standardized method of calculations by the SEC. If the limited partnership’s performance had been readjusted to reflect the estimated expenses of the Partners Fund for its first fiscal year, the performance would have been lower. The limited partnership was not registered under the Investment Company Act of
1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.
Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments in this report.

Beck, Mack & Oliver Partners Fund
PERFORMANCE CHART AND ANALYSIS (Unaudited)
March 31, 2021
7
The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Beck,
Mack & Oliver Partners Fund (the “Fund”) compared with the performance of the benchmark, S&P 500® Index (the “S&P 500”), over the past 10 fiscal years. The S&P 500® is a broad-based measurement of the U.S. stock market based on the performance of 500 widely held large capitalization common stocks. The total return of the index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the index does not include expenses. The Fund is professionally managed, while the index is unmanaged and is not available for investment.
Comparison of a $10,000 Investment
Beck, Mack & Oliver Partners Fund vs. S&P 500 Index
Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 1.80%. However, the Fund’s adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses) to 1.00%, through at least July 31, 2021
(the “Expense Cap”). The Expense Cap may be raised or eliminated only with the consent of the Board of Trustees. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (800) 943-6786.
Average Annual Total Returns
Periods Ended March 31, 2021 One Year Five Year Ten Year
Beck, Mack & Oliver Partners Fund 81.97% 13.79% 8.23%
S&P 500® Index 56.35% 16.29% 13.91%

Beck, Mack & Oliver Partners Fund
PORTFOLIO PROFILE (Unaudited)
March 31, 2021
8
PORTFOLIO HOLDINGS
% of Total Investments

Beck, Mack & Oliver Partners Fund
SCHEDULE OF INVESTMENTS
March 31, 2021
9
See Notes to Financial Statements.
The following is a summary of the inputs used to value the Fund's investments as of March 31, 2021.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in
Note 2 of the accompanying Notes to Financial Statements.
The Level 1 value displayed in this table includes Common Stock. Refer to this Schedule of Investments for a further breakout of each security by industry.
Shares Security Description Value
Common Stock - 98.8%
Communication Services - 15.7%
1,300 Alphabet, Inc., Class C
(a)
$ 2,689,219
65,000 Discovery, Inc., Class C
(a)
2,397,850
176,000 Lumen Technologies, Inc. 2,349,600
7,436,669
Consumer Discretionary - 1.5%
6,000 Hilton Worldwide Holdings, Inc.
(a)
725,520
Energy - 5.0%
70,000 Enterprise Products Partners LP 1,541,400
35,000 Matador Resources Co. 820,750
2,362,150
Financials - 30.0%
51,000 Apollo Global Management, Inc. 2,397,510
6,000 Credit Acceptance Corp.
(a)
2,161,380
11,500 Enstar Group, Ltd.
(a)
2,837,395
16,000 JPMorgan Chase & Co. 2,435,680
45,000 The Blackstone Group, Inc., Class A 3,353,850
16,000 The Charles Schwab Corp. 1,042,880
14,228,695
Health Care - 16.3%
6,000 Abbott Laboratories 719,040
28,000 Grifols SA, ADR 484,120
9,000 Laboratory Corp. of America
Holdings
(a)
2,295,270
65,000 RadNet, Inc.
(a)
1,413,750
160,000 Teva Pharmaceutical Industries, Ltd.,
ADR
(a)
1,846,400
3,500 Waters Corp.
(a)
994,595
7,753,175
Industrials - 16.6%
17,000 Advanced Drainage Systems, Inc. 1,757,630
14,000 Armstrong World Industries, Inc. 1,261,260
25,000 Ashtead Group PLC 1,515,000
65,000 CAE, Inc.
(a)
1,851,850
19,000 Westinghouse Air Brake Technologies
Corp. 1,504,040
7,889,780
Information Technology - 11.7%
72,600 BlackBerry, Ltd.
(a)
612,018
10,000 Fiserv, Inc.
(a)
1,190,400
3,500 Mastercard, Inc., Class A 1,246,175
10,500 Microsoft Corp. 2,475,585
5,524,178
Shares Security Description Value
Materials - 2.0%
1,300 The Sherwin-Williams Co. $ 959,413
Total Common Stock (Cost $28,868,830) 46,879,580
Investments, at value - 98.8% (Cost $28,868,830) $ 46,879,580
Other Assets & Liabilities, Net - 1.2% 584,040
Net Assets - 100.0% $ 47,463,620
ADR American Depositary Receipt
LP Limited Partnership
PLC Public Limited Company
(a) Non-income producing security.
Valuation Inputs
Investments in
Securities
Level 1 - Quoted Prices $ 46,879,580
Level 2 - Other Significant Observable Inputs –
Level 3 - Significant Unobservable Inputs –
Total $ 46,879,580

Beck, Mack & Oliver Partners Fund
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021
10
See Notes to Financial Statements.
* Shares redeemed or exchanged within 60 days of purchase are charged a 2.00% redemption fee.
ASSETS
Investments, at value (Cost $28,868,830) $ 46,879,580
Cash 754,689
Receivables:
Fund shares sold 16,895
Dividends and interest 891
Prepaid expenses 9,001
Total Assets
47,661,056
LIABILITIES
Payables:
Investment securities purchased 107,741
Fund shares redeemed 23,860
Accrued Liabilities:
Investment adviser fees 18,258
Fund services fees 15,018
Other expenses 32,559
Total Liabilities
197,436
NET ASSETS
$ 47,463,620
COMPONENTS OF NET ASSETS
Paid-in capital $ 41,659,290
Distributable earnings 5,804,330
NET ASSETS
$ 47,463,620
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED) 2,830,236
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE* $ 16.77

Beck, Mack & Oliver Partners Fund
STATEMENT OF OPERATIONS
For the Year Ended March 31, 2021
11
See Notes to Financial Statements.
INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $1,504) $ 663,994
Interest income 451
Total Investment Income
664,445
EXPENSES
Investment adviser fees 364,865
Fund services fees 180,291
Custodian fees 10,106
Registration fees 21,171
Professional fees 40,398
Trustees' fees and expenses 4,163
Other expenses 59,262
Total Expenses 680,256
Fees waived
(315,392)
Net Expenses
364,864
NET INVESTMENT INCOME
299,581
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments
3,281,161
Foreign currency transactions
(139)
Net realized gain
3,281,022
Net change in unrealized appreciation (depreciation) on investments
18,045,226
NET REALIZED AND UNREALIZED GAIN
21,326,248
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
$ 21,625,829

Beck, Mack & Oliver Partners Fund
STATEMENTS OF CHANGES IN NET ASSETS
12
See Notes to Financial Statements.
For the Years Ended March 31,
2021 2020
OPERATIONS
Net investment income $ 299,581 $ 375,942
Net realized gain 3,281,022 973,106
Net change in unrealized appreciation (depreciation) 18,045,226 (6,886,696)
Increase (Decrease) in Net Assets Resulting from Operations
21,625,829 (5,537,648)
DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid
(226,061) (169,312)
CAPITAL SHARE TRANSACTIONS
Sale of shares 2,122,530 2,047,266
Reinvestment of distributions 207,017 155,007
Redemption of shares
(3,428,732) (6,094,701)
Redemption fees
1,706 1,211
Decrease in Net Assets from Capital Share Transactions
(1,097,479) (3,891,217)
Increase (Decrease) in Net Assets
20,302,289 (9,598,177)
NET ASSETS
Beginning of Year
27,161,331 36,759,508
End of Year
$ 47,463,620 $ 27,161,331
SHARE TRANSACTIONS
Sale of shares 146,695 161,470
Reinvestment of distributions 15,177 11,869
Redemption of shares
(261,730) (514,573)
Decrease in Shares
(99,858) (341,234)

Beck, Mack & Oliver Partners Fund
FINANCIAL HIGHLIGHTS
13
See Notes to Financial Statements.
These financial highlights reflect selected data for a share outstanding throughout each year .
For the Years Ended March 31,
2021 2020 2019 2018 2017
NET ASSET VALUE, Beginning of Year
$ 9.27 $ 11.24 $ 11.56 $ 10.26 $ 8.98
INVESTMENT OPERATIONS
Net investment income (a) 0.10 0.12 0.14 0.13 0.08
Net realized and unrealized gain (loss)
7.48 (2.03) (0.46) 1.18 1.30
Total from Investment Operations
7.58 (1.91) (0.32) 1.31 1.38
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income (0.08) (0.06) – (0.01) (0.10)
Total Distributions to Shareholders
(0.08) (0.06) – (0.01) (0.10)
REDEMPTION FEES(a)
0.00(b) 0.00(b) 0.00(b) 0.00(b) 0.00(b)
NET ASSET VALUE, End of Year
$ 16.77 $ 9.27 $ 11.24 $ 11.56 $ 10.26
TOTAL RETURN
81.97% (17.17)% (2.77)% 12.77% 15.45%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000s omitted) $ 47,464 $ 27,161 $ 36,760 $ 38,368 $ 37,769
Ratios to Average Net Assets:
Net investment income 0.82% 1.01% 1.19% 1.17% 0.80%
Net expenses 1.00% 1.00% 1.00% 1.00% 1.00%
Gross expenses (c) 1.86% 1.80% 1.74% 1.76% 1.81%
PORTFOLIO TURNOVER RATE 18% 10% 17% 19% 26%
(a) Calculated based on average shares outstanding during each year.
(b) Less than $0.01 per share.
(c) Reflects the expense ratio excluding any waivers and/or reimbursements.

Beck, Mack & Oliver Partners Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2021
14
Organization
The Beck, Mack & Oliver Partners Fund (the “Fund”) is a non-diversified portfolio of Forum Funds (the “Trust”). The
Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment
Company Act of 1940, as amended (the “Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on December 1,
2009, after it acquired the net assets of BMO Partners Fund, L.P. (the “Partnership”), in exchange for Fund shares. The
Partnership commenced operations in 1991. The Fund seeks long-term capital appreciation with the preservation of capital.
Summary of Significant Accounting Policies
The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards
Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.”
These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:
Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day.
In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service.
Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Shares of non-exchange traded open-end mutual funds are valued at net asset value
(“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.
The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”)
if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 4, believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation
Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Beck, Mack & Oliver Partners Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2021
15
Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different
NAV than a NAV determined by using market quotes.
GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1 - Quoted prices in active markets for identical assets and liabilities.
Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term
U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by a pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities’ respective local market closes and the close of the U.S.
market.
Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The aggregate value by input level, as of March 31, 2021, for the Fund’s investments is included at the end of the Fund’s schedule of investments.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-
dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized to the next call date above par and discount is accreted to maturity using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Distributions to Shareholders – The Fund declares any dividends from net investment income and pays them annually.
Any net capital gains and net foreign currency gains realized by the Fund are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.
Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter
M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and

Beck, Mack & Oliver Partners Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2021
16
capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of March 31,
2021, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
Redemption Fees – A shareholder who redeems or exchanges shares within 60 days of purchase will incur a redemption fee of 2.00% of the current NAV of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee. Redemption fees incurred for the Fund, if any, are reflected on the Statements of Changes in Net Assets.
Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. The Fund has determined that none of these arrangements requires disclosure on the Fund’s balance sheet.
Cash – Concentration in Uninsured Account
For cash management purposes, the Fund may concentrate cash with the Fund’s custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As of March 31, 2021, the Fund had $504,689 at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit.
Fees and Expenses
Investment Adviser – Beck, Mack & Oliver LLC (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from the Fund at an annual rate of
1.00% of the Fund’s average daily net assets.
Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC, a wholly owned subsidiary of Apex US Holdings, LLC (d/b/a Apex Fund Services)
(“Apex”) or their affiliates.
Other Service Providers – Apex provides fund accounting, fund administration, compliance and transfer agency services to the Fund. The fees related to these services are included in Fund services fees within the Statement of Operations.

Beck, Mack & Oliver Partners Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2021
17
Apex also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Apex
Services Agreement, the Fund pays Apex customary fees for its services. Apex provides a Principal Executive Officer, a
Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.
Trustees and Officers – The Trust pays each independent Trustee an annual retainer of $31,000 for services to the Trust
($41,000 for the Chairman). The Audit Committee Chairman receives an additional $2,000 annually. The Trustees and
Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-
pocket expenses incurred in connection with his or her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations.
Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.
Expense Reimbursement and Fees Waived
The Adviser  has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating
Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses ) to 1.00% , through at least July 31, 2021. During the year ended March 31, 2021 , fees waived were $ 315 , 392 .
Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, during the year ended March 31, 2021 were $6,470,611 and $7,988,313 respectively.
Federal Income Tax
As of March 31, 2021, the cost of investments for federal income tax purposes is $28,184,699 and the components of net unrealized appreciation were as follows:
Distributions paid during the fiscal years ended as noted were characterized for tax purposes as follows:
Gross Unrealized Appreciation
$ 20,632,331
Gross Unrealized Depreciation
(1,937,450)
Net Unrealized Appreciation
$ 18,694,881
Ordinary Income
2021 $ 226,061
2020 $ 169,312

Beck, Mack & Oliver Partners Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2021
18
As of March 31, 2021 , distributable earnings (accumulated loss) on a tax basis were as follows:
The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of
Assets and Liabilities are primarily due to partnerships, wash sales and return of capital on equity securities.
As of March 31, 2021, the Fund had $4,9 71 , 970 of available short-term capital loss carryforwards and $ 7 , 9 18 , 581 of available long-term capital loss carryforwards that have no expiration date.
On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2021 . The following reclassification was the result of investments in partnerships and net operating loss and has no impact on the net assets of the Fund.
Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events. Management has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of the date the financial statements were issued.
Capital and Other Losses
$ (12,890,551)
Net Unrealized Appreciation
18,694,881
Total
$ 5,804,330
Distributable Earnings $ 10,360
Paid-in-Capital (10,360)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
19
To the Board of Trustees of Forum Funds
and the Shareholders of Beck, Mack & Oliver Partners Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Beck, Mack & Oliver Partners Fund, a series of shares of beneficial interest in Forum Funds (the “Fund”), including the schedule of investments, as of March 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the
United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company
Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange
Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.
We believe that our audits provide a reasonable basis for our opinion.
BBD, LLP
We have served as the auditor of one or more of the Funds in the Forum Funds since 2009.
Philadelphia, Pennsylvania
May 25, 2021

Beck, Mack & Oliver Partners Fund
ADDITIONAL INFORMATION (Unaudited)
March 31, 2021
20
Investment Advisory Agreement Approval
At the March 12, 2021 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between the Adviser and the Trust pertaining to the Fund (the “Advisory
Agreement”). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser to a due diligence questionnaire circulated on the Board’s behalf concerning the services provided by the Adviser. The Board also discussed the materials with Fund counsel and, as necessary, with the Trust’s administrator. During its deliberations, the Board received an oral presentation from the Adviser, and was advised by Trustee counsel.
At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services provided to the
Fund by the Adviser, including information on the investment performance of the Fund and Adviser; (2) the costs of the services provided and profitability to the Adviser of its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fees enable the Fund’s investors to share in the benefits of economies of scale;
and (5) other benefits received by the Adviser from its relationship with the Fund. In addition, the Board recognized that the evaluation process with respect to the Adviser was an ongoing one and, in this regard, the Board considered information provided by the Adviser at regularly scheduled meetings during the past year.
Nature, Extent and Quality of Services
Based on written materials received, a presentation from senior representatives of the Adviser, and a discussion with the
Adviser regarding the Adviser’s personnel, operations and financial condition, the Board considered the quality of services provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers at the Adviser with principal responsibility for the Fund's investments as well as the investment philosophy and decision-making processes of the Adviser and the capability and integrity of the Adviser’s senior management and staff.
The Board considered also the adequacy of the Adviser’s resources. The Board noted the Adviser’s representations that the firm is in stable financial condition, that the firm is able to meet its expense reimbursement obligations to the Fund, and that the Adviser has the operational capability and the necessary staffing and experience to continue providing high-
quality investment advisory services to the Fund. Based on the presentation and the materials provided by the Adviser in connection with the Board’s consideration of the renewal of the Advisory Agreement, among other relevant factors, the
Board concluded that, overall, it was satisfied with the nature, extent, and quality of services provided to the Fund under the Advisory Agreement.
Performance
In connection with a presentation by the Adviser regarding its approach to managing the Fund, the Board reviewed the performance of the Fund compared to its primary benchmark index. The Board observed that the Fund underperformed the
S&P 500 Index, the Fund’s primary benchmark index, for the one-, three-, five-, and 10-year periods ended December 31,
2020, and for the period since the Fund’s inception on April 19, 1991. The Board also considered the Fund’s performance relative to an independent peer group identified by Broadridge Financial Solutions, Inc. (“Broadridge”) as having characteristics similar to those of the Fund. The Board observed that, based on the information provided by Broadridge, the

Beck, Mack & Oliver Partners Fund
ADDITIONAL INFORMATION (Unaudited)
March 31, 2021
21
Fund outperformed the median of its Broadridge Peers for the one- and three-year periods ended December 31, 2020, and underperformed the median of its Broadridge Peers for the five-year period ended December 31, 2020. The Board noted
the Adviser’s representation that the Fund’s underperformance over the one-year period relative to the benchmark could be attributed to the Fund’s “value” orientation during a period in which “growth” stocks significantly outperformed “value”
stocks. The Board noted the Adviser’s representation that the Fund’s underperformance over the longer term could be attributed, at least in part, to underperformance during the fourth quarter of calendar year 2018, which had a disproportionate effect on the Fund’s longer-term performance. The Board further noted the Adviser’s representation that the Fund’s relative underperformance over the last five- and ten-year periods was partially a function of the Fund’s performance during 2014 and 2015, when the Fund had a different primary portfolio manager, as well as the underperformance during the fourth quarter of 2018. In addition, the Board observed that the Fund’s relative performance has been negatively affected by the outperformance of “growth” over “value” over the last ten years. The Board noted the Adviser’s representation that the
Fund’s overall performance had improved since 2016, when the current primary portfolio manager assumed responsibility for the day-to-day management of the Fund, and that the Fund was outperforming the benchmark by approximately 16%
year-to-date, as of the date of the Board meeting.
At the request of the Adviser, the Board also considered the Fund’s performance relative to an additional group of funds identified by the Adviser as having investment strategies and portfolio compositions more comparable to those of the Fund than the Broadridge peers (“Comparable Fund Peers”). In that regard, the Board observed that, although the Fund generally underperformed the average of the Comparable Fund Peers over the one-, three-, and five-year periods ended December 31,
2020, the Fund was significantly outperforming the Comparable Fund Peers year-to-date in 2021.
In consideration of the Adviser’s investment style and the foregoing performance information, among other considerations, the Board determined that the Fund and its shareholders could benefit from the Adviser’s continued management of the
Fund.
Compensation
The Board evaluated the Adviser’s compensation for providing advisory services to the Fund and analyzed comparative information on actual advisory fee rates and actual total expenses of the Fund’s Broadridge peer group. The Board observed that the Adviser’s actual advisory fee rate and actual total expense ratio were each less than the median of the Broadridge peer group. The Board also noted the Adviser’s representation that the advisory fee rate charged to the Partners Fund was consistent with the fee charged by the Adviser to its separately managed accounts with comparable investment strategies and levels of assets under management. Based on the foregoing, among other relevant factors, the Board concluded that the
Adviser’s advisory fee rate charged to the Fund was reasonable.
Costs of Services and Profitability
The Board considered information provided by the Adviser regarding its costs of services and its profitability with respect to the Fund. In this regard, the Board considered the Adviser’s resources devoted to the Fund, as well as the Adviser’s discussion of the aggregate costs and profitability of its mutual fund activities. The Board considered also the Adviser’s representation that the Adviser does not conduct a formal, comprehensive cost allocation with respect to its mutual fund activities and separately managed accounts but that the Adviser believed that the Fund was comparatively less profitable

Beck, Mack & Oliver Partners Fund
ADDITIONAL INFORMATION (Unaudited)
March 31, 2021
22
than the Adviser’s separately managed accounts as a result of the low level of the Fund’s assets, costs incurred in connection with regulatory compliance applicable to registered investment companies, and the expense cap currently in place. Based on these and other applicable considerations, the Board concluded that the Adviser’s profits attributable to the management of the Fund were reasonable.
Economies of Scale
The Board considered whether the Fund would benefit from any economies of scale. In this regard, the Board considered the Fund’s fee structure, asset size, and net expense ratio. The Board noted the Adviser’s representation that the Fund could potentially benefit from economies of scale at higher asset levels but that, in light of the Fund’s current asset levels and because the Adviser was already waiving a portion of its contractual advisory fee in order to keep the Fund’s expenses at or below the agreed-upon expense cap, the Adviser was not proposing breakpoints in the advisory fee at this time. Based on the foregoing information and other applicable considerations, the Board concluded that the asset level of the Fund was not consistent with the existence of economies of scale and that economies of scale were not a material factor to consider in renewing the Advisory Agreement.
Other Benefits
The Board noted the Adviser’s representation that, other than its contractual advisory fees and the soft dollar benefits accrued from Fund brokerage commissions, the Adviser does not benefit in a material way from its relationship with the
Fund. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the continuation of the Advisory Agreement.
Conclusion
The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the contractual fee under the Advisory Agreement was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.
Proxy Voting Information
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 943-6786 and on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-
month period ended June 30 is available, without charge and upon request, by calling (800) 943-6786 and on the SEC’s website at www.sec.gov.

Beck, Mack & Oliver Partners Fund
ADDITIONAL INFORMATION (Unaudited)
March 31, 2021
23
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on
Form N-PORT. Forms N-PORT are available free of charge on the SEC’s website at www.sec.gov.
Shareholder Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from
October 1, 2020 through March 31, 2021.
Actual Expenses – The first line of the table below provides information about actual account values and actual expenses.
You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees and exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.
Beginning
Account Value
October 1, 2020
Ending
Account Value
March 31, 2021
Expenses
Paid During
Period*
Annualized
Expense
Ratio*
Actual $ 1,000.00 $ 1,461.79 $ 6.14 1.00%
Hypothetical (5% return before expenses) $ 1,000.00 $ 1,019.95 $ 5.04 1.00%
* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) divided by 365 to reflect the half-year period.

Beck, Mack & Oliver Partners Fund
ADDITIONAL INFORMATION (Unaudited)
March 31, 2021
24
Federal Tax Status of Dividends Declared during the Fiscal Year
The Fund designates 100.00 % of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 100.00 % for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue
Code. The Fund also designates 0.55 % as qualified interest income exempt from U.S. tax for foreign shareholders (QII).
Trustees and Officers of the Trust
The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the
Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine 04101. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 943-6786.
(1)
Jessica Chase is currently an interested person of the Trust, as defined in the 1940 Act, due to her affiliation with Apex Fund Services and her role as
President of the Trust. Apex Fund Services is a wholly owned subsidiary of Apex US Holdings LLC.
Name and Year
of Birth
Position with
the Trust
Length of
Time
Served
Principal
Occupation(s) During
Past Five Years
Number of Series
in Fund Complex
Overseen By
Trustee
Other
Directorships Held
By Trustee During
Past Five Years
Independent Trustees
David Tucker
Born: 1958
Trustee;
Chairman of the
Board
Since 2011 and
Chairman since
2018
Director, Blue Sky Experience (a
charitable endeavor) since 2008; Senior
Vice President & General Counsel,
American Century Companies (an
investment management firm) 1998-
2008.
1 Trustee, Forum
Funds II and U.S.
Global Investors
Funds
Mark D. Moyer
Born: 1959
Trustee; Chairman
of the Audit
Committee
Since 2018 Chief Financial Officer, Freedom
House (a NGO advocating political
freedom and democracy) since 2017;
independent consultant providing
interim CFO services, principally to
non-profit organizations, 2011-2017.
1 Trustee, Forum
Funds II and U.S.
Global Investors
Funds
Jennifer Brown-
Strabley
Born: 1964
Trustee Since 2018 Principal, Portland Global Advisors (a
registered investment adviser), 1996-
2010.
1 Trustee, Forum
Funds II and U.S.
Global Investors
Funds
Interested Trustees
(1)
Jessica Chase
Born: 1970
Trustee Since 2018 Director, Apex Fund Services since
2019; Senior Vice President, Atlantic
Fund Services 2008-2019.
1 Trustee, Forum
Funds II and U.S.
Global Investors
Funds

Beck, Mack & Oliver Partners Fund
ADDITIONAL INFORMATION (Unaudited)
March 31, 2021
25
Name and Year of
Birth
Position
with the
Trust
Length of Time
Served
Principal Occupation(s)
During
Past 5 Years
Officers
Jessica Chase
Born: 1970
President; Principal Executive
Officer
Since 2015 Director, Apex Fund Services since 2019.
Senior Vice President, Atlantic Fund Services
2008-2019.
Karen Shaw
Born: 1972
Treasurer; Principal Financial
Officer
Since 2008 Senior Vice President, Apex Fund Services
since 2019; Senior Vice President, Atlantic
Fund Services 2008-2019.
Zachary Tackett
Born: 1988
Vice President; Secretary and Anti-
Money Laundering Compliance
Officer
Since 2014 Senior Counsel, Apex Fund Services since
2019; Counsel, Atlantic Fund Services 2014-
2019.
Michael J. McKeen
Born: 1971
Vice President Since 2009 Senior Vice President, Apex Fund Services
since 2019; Senior Vice President, Atlantic
Fund Services 2008-2019.
Timothy Bowden
Born: 1969
Vice President Since 2009 Manager, Apex Fund Services since 2019;
Manager, Atlantic Fund Services 2008-2019.
Geoffrey Ney
Born: 1975
Vice President Since 2013 Manager, Apex Fund Services since 2019;
Manager, Atlantic Fund Services 2013-2019.
Todd Proulx
Born: 1978
Vice President Since 2013 Manager, Apex Fund Services since 2019;
Manager, Atlantic Fund Services 2013-2019.
Carlyn Edgar
Born: 1963
Chief Compliance Officer and Vice
President
Chief Compliance Officer
2008-2016 and 2021-current;
Vice President since 2008
Senior Vice President, Apex Fund Services
since 2019; Senior Vice President, Atlantic
Fund Services 2008-2019.

FOR MORE INFORMATION
Investment Adviser
Beck, Mack & Oliver LLC
565 Fifth Ave, 19th Floor
New York, NY 10017
www.beckmack.com
Transfer Agent
Apex Fund Services, LLC
P.O. Box 588
Portland, ME 04112
www.theapexgroup.com
Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com
Beck, Mack & Oliver Partners Fund
P.O. Box 588
Portland, ME 04112
(800) 943-6786
www.beckmack.com
This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.
229-ANR-0321

Payson Total
Return Fund
ANNUAL REPORT // March 31, 2021

Payson Total Return Fund
Table of Contents
March 31, 2021
IMPORTANT INFORMATION
An investment in the Fund is subject to risk, including the possible loss of principal. Other Fund risks include equity risk, convertible securities risk, debt securities risk, technology sector risk, exchange-traded funds risk, interest rate risk, credit risk, inflation indexed security risk, U.S. government securities risk, value investment risk, mortgage-related and other asset-backed securities risk, and foreign investments risk. Foreign investing involves certain risks and increased volatility not associated with investing solely in the U.S., including currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. Mortgage-related and other asset-backed securities risks include extension risk and prepayment risk. In addition, the Fund invests in midcap companies, which pose greater risks than those associated with larger, more established companies. There is no assurance that the
Fund will achieve its investment objective.
A Message to Our Shareholders (Unaudited) 1
Performance Chart and Analysis (Unaudited) 3
Schedule of Investments 4
Statement of Assets and Liabilities 6
Statement of Operations 7
Statements of Changes in Net Assets 8
Financial Highlights 9
Notes to Financial Statements 10
Report of Independent Registered Public Accounting Firm 15
Additional Information (Unaudited) 17

Payson Total Return Fund
A Message to Our Shareholders (Unaudited)
March 31, 2021
1
Dear Payson Total Return Fund Shareholder,
Last year’s Payson Total Return Fund’s (the “Fund”) Annual Letter to Shareholders ended on an optimistic note even though investors were only a couple of weeks out from the market setting a breathtaking low during the Covid-19 economic fallout. Although the managers of the Fund embrace market volatility and all the opportunities it typically provides, the economic collapse from the pandemic and the market’s subsequent nosedive were enough to shake the nerves of any investor regardless of their experience. As suggested in last year’s letter however, global central banks responded aggressively in concert with international government stimulus programs, and this unbridled liquidity pumped into world economies has unleashed an equally stunning rebound in economic activity and in turn a spectacular recovery in stock prices. The
Payson Total Return Fund more than participated in this recovery posting a one year ending March 31, 2021 total return of 61.37%. These results compare favorably to the S&P 500® Index (the “Index”) results for the same period which totaled 56.35%.
Today’s investing environment is starkly different from the opportunities of a year ago. Although the pandemic remains a global phenomenon and continues to weigh on the recovery, the successful rollout of the vaccination program will provide further traction to a hopeful return to a sense of normalcy. With that rebound however may come new risks and headwinds to the market. US Interest rates dropped to historic lows this past fall but have begun to churn higher as supply chain bottlenecks and rising commodity prices raise inflation concerns. In addition, the new Biden administration is taking advantage of its current political leverage to expand federal programs which they plan to fund through higher taxes. Higher Inflation, interest rates and taxes are typically not well received by a market, particularly by one that trades at above average valuations. Investors have begun to respond to these developments, rotating out of sectors that led the market during the pandemic such as technology and health care and into more reasonably priced stocks of companies more leveraged to an expanding economy.
The managers of the Fund continue to focus on the underlying characteristics of the Fund portfolio seeking companies that generate strong cash flows while sustaining above average profit margins. Importantly, the managers also pay strict attention to a variety of valuation measures when selecting stocks and making portfolio adjustments. For some time, this commitment to maintaining strong relative characteristics has led to a comparatively heavy concentration in technology stocks. This commitment combined with the stocks the Fund invested within the information technology sector were the biggest contributor to the Fund’s relative performance in the past fiscal year. Although this sector remains the largest in the Fund, as it does with the Index, valuations have become so stretched in this sector the managers have begun to find superior valuations in other areas and have selectively trimmed certain holdings. The top five contributors to the
Fund’s performance this past year based on their weights in the portfolio relative to the Index were HP Inc.,
Lam Research Corp., Thor Industries Inc., Discover Financial Services, and WEX Inc. The five stocks that detracted from the Fund’s return based on their weights in the portfolio relative to the Index include Intel
Corp., Leidos Holdings, Inc., Amgen Inc., Johnson & Johnson, and Merck & Co., Inc.

Payson Total Return Fund
A Message to Our Shareholders (Unaudited)
March 31, 2021
2
Last year was a year of extraordinary and unprecedented developments and responses on a global scale.
The coming year appears to be one of a return to stability and, to some degree, normalcy although it’s unlikely the world will return to its pre pandemic state. New challenges and headwinds will invariably surface and the managers will respond accordingly while maintaining the disciplined process that has proven to provide attractive shareholder returns over the long term.

Payson Total Return Fund
Performance Chart and Analysis (Unaudited)
March 31, 2021
3
The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Payson Total Return Fund (the “Fund”) compared with the performance of the benchmark, S&P 500® Index (the “S&P
500®”), over the past ten fiscal years. The S&P 500® is a broad-based measurement of the U.S. stock market based on the performance of 500 widely held large capitalization common stocks. The total return of the index includes the reinvestment of dividends and income.
The total return of the Fund includes operating expenses that reduce returns, while the total return of the index does not include expenses. The Fund is professionally managed, while the index is unmanaged and is not available for investment.
Comparison of Change in Value of a $10,000 Investment
Payson Total Return Fund vs. S&P 500® Index
Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 0.86%.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call
(800) 805-8258.
Average Annual Total Returns
Periods Ended March 31, 2021 One Year Five Year Ten Year
Payson Total Return Fund 61.37% 17.81% 12.47%
S&P 500® Index 56.35% 16.29% 13.91%

Payson Total Return Fund
SCHEDULE OF INVESTMENTS
March 31, 2021
See Notes to Financial Statements.
4
The following is a summary of the inputs used to value the
Fund's investments as of March 31, 2021.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
Shares Security Description Value
Common Stock - 97.6%
Consumer Discretionary - 8.5%
30,610 Polaris, Inc. $ 4,086,435
8,600 The Home Depot, Inc. 2,625,150
30,480 Thor Industries, Inc. 4,106,875
17,000 Whirlpool Corp. 3,745,950
14,564,410
Consumer Staples - 3.1%
11,410 Thermo Fisher Scientific, Inc. 5,207,296
Financials - 21.3%
20,700 American Express Co. 2,927,808
17,320 Aon PLC, Class A 3,985,505
32,220 Berkshire Hathaway, Inc.,
Class B (a) 8,231,243
22,516 JPMorgan Chase & Co. 3,427,611
17,310 Mastercard, Inc., Class A 6,163,225
10,350 S&P Global, Inc. 3,652,205
152,500 The Western Union Co. 3,760,650
20,000 Visa, Inc., Class A 4,234,600
36,382,847
Health Care - 16.8%
37,625 AbbVie, Inc. 4,071,777
22,215 Amgen, Inc. 5,527,314
13,100 Danaher Corp. 2,948,548
42,330 Johnson & Johnson 6,956,935
39,045 Merck & Co., Inc. 3,009,979
50,650 Pfizer, Inc. 1,835,050
11,680 UnitedHealth Group, Inc. 4,345,778
28,695,381
Industrials - 11.2%
22,000 AMETEK, Inc. 2,810,060
21,810 CSX Corp. 2,102,920
9,600 Cummins, Inc. 2,487,456
13,925 Generac Holdings, Inc. (a) 4,559,741
12,900 Honeywell International, Inc. 2,800,203
8,650 Otis Worldwide Corp. 592,093
49,740 Raytheon Technologies Corp. 3,843,410
19,195,883
Shares Security Description Value
Information Technology - 36.7%
13,779 Accenture PLC, Class A $ 3,806,449
5,640 Alphabet, Inc., Class A (a) 11,632,613
12,180 Broadcom, Inc. 5,647,379
11,430 Broadridge Financial Solutions,
Inc. 1,749,933
25,830 CDW Corp. 4,281,322
11,567 Facebook, Inc., Class A (a) 3,406,829
16,410 Fidelity National Information
Services, Inc. 2,307,410
283,530 HP, Inc. 9,002,078
10,055 Lam Research Corp. 5,985,138
27,260 Microsoft Corp. 6,427,090
5,940 NVIDIA Corp. 3,171,544
11,600 NXP Semiconductors NV 2,335,544
15,590 Texas Instruments, Inc. 2,946,354
62,699,683
Total Common Stock (Cost $101,455,858) 166,745,500
Investments, at value - 97.6% (Cost
$101,455,858) $ 166,745,500
Other Assets & Liabilities, Net - 2.4% 4,078,074
Net Assets - 100.0% $ 170,823,574
PLC Public Limited Company
(a) Non-income producing security.

Payson Total Return Fund
SCHEDULE OF INVESTMENTS
March 31, 2021
See Notes to Financial Statements.
5
The Level 1 value displayed in this table is Common Stock. Refer to this Schedule of Investments for a further breakout of each security by industry.
Valuation Inputs
Investments in
Securities
Level 1 - Quoted Prices $ 166,745,500
Level 2 - Other Significant Observable Inputs –
Level 3 - Significant Unobservable Inputs –
Total $ 166,745,500
PORTFOLIO HOLDINGS (Unaudited)
% of Total Investments
Consumer Discretionary 8.8%
Consumer Staples 3.1%
Financials 21.8%
Health Care 17.2%
Industrials 11.5%
Information Technology 37.6%
100.0%

Payson Total Return Fund
Statement of Assets and Liabilities
March 31, 2021
See Notes to Financial Statements.
6
ASSETS
Investments, at value (Cost $101,455,858) $ 166,745,500
Cash 2,765,809
Receivables:
Fund shares sold 199,625
Investment securities sold 1,279,518
Dividends and interest 133,851
Prepaid expenses 10,226
Total Assets
171,134,529
LIABILITIES
Payables:
Fund shares redeemed 27,476
Distributions payable 143,228
Accrued Liabilities:
Investment adviser fees 84,943
Fund services fees 20,186
Other expenses 35,122
Total Liabilities
310,955
NET ASSETS
$ 170,823,574
COMPONENTS OF NET ASSETS
Paid-in capital $ 87,071,938
Distributable earnings 83,751,636
NET ASSETS
$ 170,823,574
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED) 6,280,825
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE $ 27.20

Payson Total Return Fund
Statement of Operations
Year Ended March 31, 2021
See Notes to Financial Statements.
7
INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $1,305) $ 2,233,775
Interest income 1,460
Total Investment Income
2,235,235
EXPENSES
Investment adviser fees 852,395
Fund services fees 215,060
Custodian fees 15,502
Registration fees 22,981
Professional fees 43,614
Trustees' fees and expenses 6,381
Other expenses 52,951
Total Expenses 1,208,884
NET INVESTMENT INCOME
1,026,351
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments 28,613,671
Net change in unrealized appreciation (depreciation) on investments
34,851,367
NET REALIZED AND UNREALIZED GAIN
63,465,038
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
$ 64,491,389

Payson Total Return Fund
Statements of Changes in Net Assets
See Notes to Financial Statements.
8
For the Years Ended March 31,
2021 2020
OPERATIONS
Net investment income $ 1,026,351 $ 867,578
Net realized gain 28,613,671 452,524
Net change in unrealized appreciation (depreciation) 34,851,367 (7,489,749)
Increase (Decrease) in Net Assets Resulting from Operations
64,491,389 (6,169,647)
DISTRIBUTIONS TO SHAREHOLDERS
Total Distributions Paid
(11,060,753) (867,572)
CAPITAL SHARE TRANSACTIONS
Sale of shares 13,861,490 18,427,705
Reinvestment of distributions 10,021,490 377,018
Redemption of shares
(10,965,094) (16,202,815)
Increase in Net Assets from Capital Share Transactions
12,917,886 2,601,908
Increase (Decrease) in Net Assets
66,348,522 (4,435,311)
NET ASSETS
Beginning of Year
104,475,052 108,910,363
End of Year
$ 170,823,574 $ 104,475,052
SHARE TRANSACTIONS
Sale of shares 569,849 889,432
Reinvestment of distributions 410,282 18,985
Redemption of shares
(450,298) (779,474)
Increase in Shares
529,833 128,943

Payson Total Return Fund
Financial Highlights
See Notes to Financial Statements.
9
These financial highlights reflect selected data for a share outstanding throughout each year .
For the Years Ended March 31,
2021 2020 2019 2018 2017
NET ASSET VALUE, Beginning of Year
$ 18.17 $ 19.37 $ 17.76 $ 16.14 $ 13.94
INVESTMENT OPERATIONS
Net investment income (a) 0.17 0.15 0.13 0.14 0.16
Net realized and unrealized gain (loss)
10.75 (1.20) 1.61 2.33 2.25
Total from Investment Operations
10.92 (1.05) 1.74 2.47 2.41
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income (0.17) (0.15) (0.13) (0.12) (0.21)
Net realized gain
(1.72) – – (0.73) –
Total Distributions to Shareholders
(1.89) (0.15) (0.13) (0.85) (0.21)
NET ASSET VALUE, End of Year
$ 27.20 $ 18.17 $ 19.37 $ 17.76 $ 16.14
TOTAL RETURN
61.37% (5.48)% 9.83% 15.39% 17.41%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000s omitted) $ 170,824 $ 104,475 $ 108,910 $ 95,489 $ 78,888
Ratios to Average Net Assets:
Net investment income 0.72% 0.74% 0.71% 0.82% 1.10%
Net expenses 0.85% 0.86% 0.89% 0.94% 0.98%
PORTFOLIO TURNOVER RATE 64% 25% 27% 38% 30%
(a) Calculated based on average shares outstanding during each year.

Payson Total Return Fund
Notes to Financial Statements
March 31, 2021
10
Organization
The Payson Total Return Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). Under its Trust Instrument, the Trust is
authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The
Fund commenced operations on November 25, 1991. The Fund seeks a combination of high current income and capital appreciation.
Summary of Significant Accounting Policies
The Fund is an investment company and follows accounting and reporting guidance under Financial
Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial
Services – Investment Companies.” These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:
Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service.
The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of
Trustees (the “Board”) if (1) market quotations are not readily available or (2) the Adviser, as defined in
Note 4, believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the
Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information.
Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Payson Total Return Fund
Notes to Financial Statements
March 31, 2021
11
Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value (“NAV”) than a NAV determined by using market quotes.
GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1 - Quoted prices in active markets for identical assets and liabilities.
Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level
2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by a pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities’ respective local market closes and the close of the U.S. market.
Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The aggregate value by input level, as of March 31, 2021, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis.
Premium is amortized to the next call date above par and discount is accreted to maturity using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid quarterly. Distributions to shareholders of net capital gains and net foreign currency gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.
Distributions are based on amounts calculated in accordance with applicable federal income tax regulations,

Payson Total Return Fund
Notes to Financial Statements
March 31, 2021
12
which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.
Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a
U.S. federal income and excise tax return as required. The Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of
March 31, 2021, there are no uncertain tax positions that would require financial statement recognition, de-
recognition or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. The Fund has determined that none of these arrangements requires disclosure on the
Fund’s balance sheet.
Cash – Concentration in Uninsured Account
For cash management purposes, the Fund may concentrate cash with the Fund’s custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As of March 31, 2021, the Fund had $2,515,809 at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit.
Fees and Expenses
Investment Adviser – H.M. Payson & Co. (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from the Fund at an annual rate of 0.60% of the Fund’s average daily net assets.
Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution services. The Adviser compensates the Distributor directly for its services. The

Payson Total Return Fund
Notes to Financial Statements
March 31, 2021
13
Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC, a wholly owned subsidiary of Apex US Holdings, LLC (d/b/a Apex Fund Services) (“Apex”) or their affiliates.
Other Service Providers – Apex provides fund accounting, fund administration, compliance and transfer agency services to the Fund. The fees related to these services are included in Fund services fees within the
Statement of Operations. Apex also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Apex Services Agreement, the Fund pays Apex customary fees for its services. Apex provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance
Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.
Trustees and Officers – The Trust pays each independent Trustee an annual retainer of $31,000 for services to the Trust ($41,000 for the Chairman). The Audit Committee Chairman receives an additional $2,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his or her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of
Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the
Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.
Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, during the year ended March 31, 2021 were $88,441,845 and $89,616,023, respectively.
Federal Income Tax
As of March 31, 2021, the cost of investments for federal income tax purposes is $101,455,858 and the components of net unrealized appreciation were as follows:
Distributions paid during the fiscal years ended as noted were characterized for tax purposes as follows:
Gross Unrealized Appreciation
$ 65,552,756
Gross Unrealized Depreciation
(263,114)
Net Unrealized Appreciation
$ 65,289,642
2021 2020
Ordinary Income $ 2,675,613 $ 819,539
Long-Term Capital Gain 8,395,525 –
$ 11,071,138 $ 819,539

Payson Total Return Fund
Notes to Financial Statements
March 31, 2021
14
As of March 31, 2021 , distributable earnings (accumulated loss) on a tax basis were as follows:
The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to treatment of distributions payable.
Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events. Management has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of the date the financial statements were issued.
Undistributed Ordinary Income
$ 2,147,927
Undistributed Long-Term Gain
16,457,295
Net Unrealized Appreciation
65,289,642
Other Temporary Differences
(143,228)
Total
$ 83,751,636

Report of Independent Registered Public Accounting Firm
15
To the Board of Trustees of Forum Funds
and the Shareholders of Payson Total Return Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Payson Total Return Fund, a series of shares of beneficial interest in Forum Funds (the “Fund” ), including the schedule of investments , as of
March 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ( “PCAOB” ) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Report of Independent Registered Public Accounting Firm
16
Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
BBD, LLP
We have served as the auditor of one or more of the Funds in the Forum Funds since 2009.
Philadelphia, Pennsylvania
May 25, 2021

Payson Total Return Fund
Additional Information (Unaudited)
March 31, 2021
17
Proxy Voting Information
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 805-
8258 and on the SEC website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-
month period ended June 30 is available, without charge and upon request, by calling (800) 805-8258 and on the SEC’s website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available free of charge on the SEC’s website at
www.sec.gov.
Shareholder Expense Example
As a shareholder of the Fund , you incur ongoing costs, including management fees and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2020 through March 31, 2021.
Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

Payson Total Return Fund
Additional Information (Unaudited)
March 31, 2021
18
Federal Tax Status of Dividends Declared during the Fiscal Year
For federal income tax purposes, dividends from short-term capital gains are classified as ordinary income.
The Fund designates 49.12 % of its income dividend distributed as qualifying for the corporate dividends received deduction (DRD) and 50.29 % for the qualified dividend rate (QDI) as defined in Section 1(h)(11)
of the Code. The Fund also designates 0.06 % as qualified interest income exempt from U.S. tax for foreign shareholders (QII). The Fund also designates 61.20% as short-term capital gains dividends exempt from US tax for foreign shareholders (QSD). The Fund paid long-term capital gain dividends of $8,395,525.
Trustees and Officers of the Trust
The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland,
Maine 04101. The Fund’s Statement of Additional Information includes additional information about the
Trustees and is available, without charge and upon request, by calling (800) 805-8258.
Beginning
Account Value
October 1, 2020
Ending
Account Value
March 31, 2021
Expenses
Paid During
Period*
Annualized
Expense
Ratio*
Actual $ 1,000.00 $ 1,204.66 $ 4.67 0.85%
Hypothetical (5% return before expenses) $ 1,000.00 $ 1,020.69 $ 4.28 0.85%
* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) divided by 365 to reflect the half-year period.

Payson Total Return Fund
Additional Information (Unaudited)
March 31, 2021
19
(1)
Jessica Chase is currently an interested person of the Trust, as defined in the 1940 Act, due to her affiliation with Apex Fund
Services and her role as President of the Trust. Apex Fund Services is a wholly owned subsidiary of Apex US Holdings LLC.
Name and Year
of Birth
Position with
the Trust
Length of
Time
Served
Principal
Occupation(s) During
Past Five Years
Number of
Series in Fund
Complex
Overseen By
Trustee
Other
Directorships
Held By Trustee
During Past Five
Years
Independent Trustees
David Tucker
Born: 1958
Trustee;
Chairman of the
Board
Since
2011 and
Chairman
since 2018
Director, Blue Sky Experience (a
charitable endeavor) since 2008;
Senior Vice President & General
Counsel, American Century
Companies (an investment
management firm) 1998-2008.
1 Trustee, Forum
Funds II and U.S.
Global Investors
Funds
Mark D. Moyer
Born: 1959
Trustee;
Chairman of the
Audit Committee
Since 2018 Chief Financial Officer, Freedom
House (a NGO advocating political
freedom and democracy) since
2017; independent consultant
providing interim CFO services,
principally to non-profit
organizations, 2011-2017.
1 Trustee, Forum
Funds II and U.S.
Global Investors
Funds
Jennifer Brown-
Strabley
Born: 1964
Trustee Since 2018 Principal, Portland Global Advisors
(a registered investment adviser),
1996-2010.
1 Trustee, Forum
Funds II and U.S.
Global Investors
Funds
Interested Trustees
(1)
Jessica Chase
Born: 1970
Trustee Since 2018 Director, Apex Fund Services
since 2019; Senior Vice President,
Atlantic Fund Services 2008-2019.
1 Trustee, Forum
Funds II and U.S.
Global Investors
Funds

Payson Total Return Fund
Additional Information (Unaudited)
March 31, 2021
20
Name and Year of
Birth
Position
with the
Trust
Length of Time
Served
Principal Occupation(s)
During
Past 5 Years
Officers
Jessica Chase
Born: 1970
President; Principal Executive
Officer
Since 2015 Director, Apex Fund Services since 2019.
Senior Vice President, Atlantic Fund
Services 2008-2019.
Karen Shaw
Born: 1972
Treasurer; Principal Financial
Officer
Since 2008 Senior Vice President, Apex Fund
Services since 2019; Senior Vice
President, Atlantic Fund Services 2008-
2019.
Zachary Tackett
Born: 1988
Vice President; Secretary
and Anti-Money Laundering
Compliance Officer
Since 2014 Senior Counsel, Apex Fund Services since
2019; Counsel, Atlantic Fund Services
2014-2019.
Michael J. McKeen
Born: 1971
Vice President Since 2009 Senior Vice President, Apex Fund
Services since 2019; Senior Vice
President, Atlantic Fund Services 2008-
2019.
Timothy Bowden
Born: 1969
Vice President Since 2009 Manager, Apex Fund Services since
2019; Manager, Atlantic Fund Services
2008-2019.
Geoffrey Ney
Born: 1975
Vice President Since 2013 Manager, Apex Fund Services since
2019; Manager, Atlantic Fund Services
2013-2019.
Todd Proulx
Born: 1978
Vice President Since 2013 Manager, Apex Fund Services since
2019; Manager, Atlantic Fund Services
2013-2019.
Carlyn Edgar
Born: 1963
Chief Compliance Officer and
Vice President
Chief Compliance
Officer 2008-2016 and
2021-current; Vice
President since 2008
Senior Vice President, Apex Fund
Services since 2019; Senior Vice
President, Atlantic Fund Services 2008-
2019.

800 805 8258 // hmpayson.com
FOR MORE INFORMATION
Payson Total Return Fund
P.O. Box 588
Portland, Maine 04112
(800) 805-8258 (toll free)
www.hmpayson.com
Transfer Agent
Apex Fund Services
P.O. Box 588
Portland, Maine 04112
www.theapexgroup.com
Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com
Investment Company Act File No. 811-03023
This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management, and other information.
800 805 8258 // hmpayson.com
230-ANR-0321

Merk Hard Currency Fund
®
Investor Shares (MERKX)
Institutional Shares (MHCIX)
Annual Report

March 31, 2021

1

Dear Shareholder,
We present the annual report for the Merk Hard Currency Fund® with respect to the period April 1, 2020 through March 31, 2021 (the
“Period”).
The Merk Hard Currency Fund seeks to profit from a rise in hard currencies relative to the U.S. dollar.
Merk Investments LLC (the “Adviser”) will determine currency allocations based on its analysis of monetary policies pursued by central banks and economic environments.
The Fund’s performance data represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Please visit www.merkfunds.com for most recent month end performance. The Fund’s expense ratio for the Investor Shares is 1.36%.
Merk Hard Currency Fund
In Q2 2020, the U.S. dollar was weaker versus all other G10 (group of 11 industrialized nations that have similar economic interests)
currencies and gold. The dollar may have been weaker in part due to a relative easing of global credit conditions, in part driven by central banks. The Fund was up 5.87% for the quarter. The biggest contributors were the Australian dollar and the Norwegian krone. During the period , the Fund increased the Australian dollar and Japanese yen positions, and reduced the Canadian dollar, Swedish krona, and gold positions.
In Q3 2020, the U.S. dollar was again weaker versus all other G10 currencies and gold. The continued global economic rebound and
Federal Reserve (“Fed”) policy communication likely contributed to the dollar’s weakness. The Fund was up 3.10% for the quarter. The biggest contributors were the Australian dollar and the Swedish krona. During the quarter, the Fund increased the Canadian dollar and
Japanese yen positions, and reduced the New Zealand dollar position.
In Q4 2020, the U.S. dollar was again weaker versus all other G10 currencies and gold. The continued global economic rebound and Fed policy communication likely contributed to the dollar’s weakness. The Fund was up 5.70% for the quarter. The biggest contributors were the Australian dollar, the Norwegian krone, and the Swedish krona. During the quarter, the Fund reduced the Canadian dollar and gold positions.
In Q1 2021, the U.S. dollar strengthened against most other G10 currencies and gold. The movement in real interest rate differentials, quite possibly driven by U.S. vaccination ramp-up and a gradual reopening of the U.S. economy, was positive for the dollar versus gold and other currencies. The oil producing countries of Canada and Norway benefited from the rise in oil prices in Q1. The Canadian dollar,
Norwegian krone, and the British pound were the only currencies in the G10 that appreciated versus the dollar in Q1. During the quarter, the Fund added to the New Zealand dollar and euro positions, and reduced the gold, Japanese yen, and Canadian dollar positions.
We maintain our Q2 2020 call that we are in a new secular dollar bear market that we think may last for several years. After a counter-
trend dollar rally in Q1 2021, we think the dollar may well continue the longer-term weakening trend it started in late March 2020.
As vaccination ramps up outside the U.S., we believe the globally synchronized recovery will likely be a headwind for the dollar and a tailwind for foreign currencies. We think the Fund is well positioned for what we see as an ongoing secular dollar bear market. In this context, investors may want to consider whether the Merk Hard Currency Fund can add valuable diversification to their portfolio.
In this context, we encourage investors to consider whether the Merk Funds may help diversify their portfolios.
As of March 31, 2021
(annualized return)
1 year 5 year 10 year
Since inception
5/10/05
Merk Hard Currency Fund Investor Shares
(MERKX)
12.09% -0.17% -1.83% +1.25%
JPMorgan 3-Month Global Cash Index
(“reference basket”)
8.03% 0.20% -1.65% +0.76%
A Message To Our Shareholders (Unaudited)
March 31, 2021

Sincerely,
Axel G. Merk
President & Chief Investment Officer
The views in this Report were those of the Fund Manager as of March 31, 2021 and may not reflect the views of the Manager on the date this Report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in a Fund and do not constitute investment advice. The Fund’s performance is influenced by changes in exchange rates of currencies to which the Fund may have had exposure to through derivatives. Over time, the Fund seeks to generate more gains from securities than derivatives.
Since the Fund is primarily exposed to foreign currencies, changes in currency exchange rates will affect the value of what the respective Fund owns and the price of the Fund’s shares. Investing in foreign instruments bears a greater risk than investing in domestic instruments for reasons such as volatility of currency exchange rates and, in some cases, limited geographic focus, political and economic instability, and relatively illiquid markets. The Fund is subject to interest rate risk, which is the risk that debt securities in a Fund’s portfolio will decline in value because of increases in market interest rates. As a non-diversified fund, the Merk Hard Currency Fund will be subject to more investment risk and potential for volatility than a diversified fund because its portfolio may, at times, focus on a limited number of issuers. The Fund may also invest in derivative securities, which can be volatile and involve various types and degrees of risk.
The JPMorgan 3-Month Global Cash Index tracks total returns of three-month constant maturity euro-currency deposits. The euro-
currency deposits are the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality. The index is unmanaged and includes reinvested distributions. One cannot invest directly in an index, nor is an index representative of the
Fund's portfolio. JPMorgan does not sponsor, endorse or promote the Merk Hard Currency Fund in connection with any reference to the
JPMorgan 3-Month Global Cash Index. JPMorgan makes no representation or warranty, express or implied regarding the advisability of investing in securities generally or in any product particularly or the ability of the JPMorgan 3-Month Global Cash Index to track general bond market performance.

The following chart reflects the change in the value of a hypothetical $10,000 investment in Investor Shares, including reinvested dividends and distributions, in the Merk Hard Currency Fund (the “Fund”) compared with the performance of the benchmark, JPMorgan
3-Month Global Cash Index, over the past ten fiscal years. The JPMorgan 3-Month Global Cash Index tracks total returns of three-month constant maturity euro-currency deposits. The euro-currency deposits are the only short-term securities consistent across all markets in terms of liquidity, maturity and credit quality. The total return of the index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the index does not include expenses. The
Fund is professionally managed, while the index is unmanaged and is not available for investment.
Comparison of Change in Value of a $10,000 Investment
Merk Hard Currency Fund-Investor Shares vs. JPMorgan 3-Month Global Cash Index
Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratios (gross) for Investor Shares and Institutional Shares are 1.36% and
1.11%, respectively. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (866) 637-5386 or visit www.merkfunds.com.
Ten Years (03/31/2011-03/31/2021)
Average Annual Total Returns
Periods Ended March 31, 2021 One Year Five Year Ten Year
Merk Hard Currency Fund Investor Shares 12.09% -0.17% -1.83%
Merk Hard Currency Fund Institutional Shares 12.24% 0.06% -1.59%
JPMorgan 3-Month Global Cash Index 8.03% 0.20% -1.65%
Merk Hard Currency Fund
PERFORMANCE CHART AND ANALYSIS (Unaudited)
March 31, 2021

See Notes to Financial Statements.
MERK HARD CURRENCY FUND
SCHEDULE OF INVESTMENTS
March 31, 2021
Principal Security Description Currency Rate Maturity Value in USD
Foreign Bonds - 62.4%
(a)
Non-U.S. Government - Australia - 5.0%
$ 3,800,000 Australia Government Bond AUD 2.000% 12/21/21 $ 2,926,806
Non-U.S. Government - New Zealand - 5.3%
4,400,000 New Zealand Government Bond NZD 6.000 05/15/21 3,092,074
Non-U.S. Government - Sweden - 4.3%
21,000,000 Sweden Government Bond SEK 3.500 06/01/22 2,511,166
Non-U.S. Government Agency - Sweden - 12.6%
64,000,000 Kommuninvest I Sverige AB, MTN SEK 1.000 09/15/21 7,368,231
Non- U.S.Government Agency - Germany - 6.0%
30,000,000 Kreditanstalt fuer Wiederaufbau , EMTN NOK 1.125 05/12/22 3,533,344
Regional Agencies - Australia - 4.2%
3,200,000 Western Australian Treasury Corp. AUD 7.000 07/15/21 2,477,400
Regional Authority - Australia - 4.5%
3,500,000 New South Wales Treasury Corp. AUD 4.000 04/08/21 2,659,005
Regional Authority - Canada - 16.3%
3,000,000 Province of Alberta Canada CAD 1.350 09/01/21 2,399,355
2,600,000 Province of British Columbia Canada CAD 3.250 12/18/21 2,113,806
3,000,000 Province of New Brunswick Canada CAD 3.350 12/03/21 2,437,599
3,000,000 Province of Saskatchewan Canada CAD 9.600 02/04/22 2,573,765
9,524,525
Supranational Bank - Luxembourg - 4.2%
2,000,000 European Financial Stability Facility, EMTN EUR 3.500 02/04/22 2,427,677
Total Foreign Bonds (Cost $35,586,783) 36,520,228
Foreign Treasury Securities - 14.7%
(a)
Non-U.S. Government - Canada - 3.4%
2,500,000 Canadian Treasury Bill
(b)
CAD 0.076 05/13/21 1,989,158
Non-U.S. Government - Norway - 11.3%
56,500,000 Norway Treasury Bill
(b)(c)
NOK 0.112 -
0.130 12/15/21 6,597,327
Total Foreign Treasury Securities (Cost $8,610,554) 8,586,485
U.S. Government & Agency Obligations - 13.7%
(a)
U.S. Treasury Securities - 13.7%
8,000,000 U.S. Treasury Bill
(d)
(Cost $7,999,650) USD 0.075 04/22/21 7,999,976
Shares Security Description Currency Value in USD
Exchange Traded Product - 1.8%
61,300 VanEck Merk Gold Trust ETF
(e)(f)
(Cost $654,071) USD 1,019,419
Shares Security Description Currency Rate Value in USD
Money Market Fund - 0.4%
258,009
Morgan Stanley Institutional Liquidity Funds Treasury
Securities Portfolio, Institutional Class
(g)
(Cost $258,009) USD 0.010 258,009
Investments, at value - 93.0% (Cost $53,109,067) $ 54,384,117
Foreign Currencies – 6.6% (Cost $3,859,045) 3,857,607
Net Unrealized Gain/Loss on Forward Currency Contracts – (0.2)% (87,207)
Other Assets & Liabilities, Net – 0.6% 336,748
NET ASSETS – 100.0%
$ 58,491,265
EMTN European Medium Term Note
ETF Exchange Traded Fund
MTN Medium Term Note
(a) All or a portion of these securities are segregated to cover outstanding forward currency contract exposure.
(b) Rate presented is yield to maturity.
(c) Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to
$6,597,327 or 11.3% of net assets.

See Notes to Financial Statements.
Affiliated investments are investments that are managed by the Adviser, and are noted in the Merk Hard Currency Fund’s Schedule of Investments. Transactions during the period with affiliates were as follows:
As of March 31, 2021, the Merk Hard Currency Fund had the following forward currency contracts outstanding:
The following is a summary of the inputs used to value the Fund's investments and other financial instruments and liabilities as of March 31, 2021.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to
Financial Statements.
(d) Zero coupon bond. Interest rate presented is yield to maturity.
(e) Affiliate.
(f) Non-income producing security.
(g) Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of March 31, 2021.
Exchange Traded Product
VanEck Merk Gold
Trust ETF
Balance
3/31/2020
Gross
Additions
Gross
Reductions
Change in
Unrealized
Depreciation
Balance
3/31/2021
Realized
Gain Investment Income
Shares
247,800
– (186,500) –
61,300
Cost $ 2,970,915 $ – $ (2,316,844) $ – $ 654,071 $ 879,708 $ –
Value 3,813,642 – – (477,379) 1,019,419
Counterparty Contracts to Purchase/(Sell)
Settlement
Date Settlement Value
Net Unrealized
Appreciation
(Depreciation)
BNY Mellon Capital Markets, LLC (1,800,000) British Pound Sterling 04/07/21 $ (2,482,766) $ 1,228
1,800,000 British Pound Sterling 04/14/21 2,482,818 (1,220)
(655,000,000) Japanese Yen 04/07/21 (5,914,333) (1,672)
(50,000,000) Japanese Yen 04/14/21 (451,794) 156
655,000,000 Japanese Yen 04/14/21 5,914,713 1,742
RBC Capital Markets, LLC 1,800,000 British Pound Sterling 04/07/21 2,468,014 13,523
655,000,000 Japanese Yen 04/07/21 6,016,969 (100,964)
$ (87,207)
Level 1 Level 2 Level 3 Total
Assets
Investments at Value
Foreign Bonds $ – $ 36,520,228 $ – $ 36,520,228
Foreign Treasury Securities – 8,586,485 – 8,586,485
U.S. Government & Agency Obligations – 7,999,976 – 7,999,976
Exchange Traded Product 1,019,419 – – 1,019,419
Money Market Fund – 258,009 – 258,009
Investments, at value $ 1,019,419 $ 53,364,698 $ – $ 54,384,117
Other Financial Instruments
*
Forward Currency Contracts
– 16,649 – 16,649
Total Assets
$ 1,019,419 $ 53,381,347 $ – $ 54,400,766
Liabilities
Other Financial Instruments
*
Forward Currency Contracts
$ – $ (103,856) $ – $ (103,856)
Total Liabilities
$ – $ (103,856) $ – $ (103,856)
*
Other Financial Instruments are derivatives not reflected in the Schedule of Investments, such as forward currency contracts, which are valued at the unrealized appreciation (depreciation) at year end.

See Notes to Financial Statements.
PORTFOLIO HOLDINGS (Unaudited)
% of Net Assets
Foreign Bonds 62.4%
Foreign Treasury Securities 14.7%
U.S. Government & Agency Obligations 13.7%
Exchange Traded Product 1.8%
Money Market Fund 0.4%
Foreign Currencies 6.6%
Net Unrealized Gain/Loss on Forward Currency Contracts (0.2)%
Other Assets and Liabilities, Net 0.6%
100.0%

See Notes to Financial Statements.
MERK HARD CURRENCY
FUND
ASSETS
Total Investments, at value (Cost $52,454,996, respectively) $ 53,364,698
Total Investments in affiliates, at value (Cost $654,071, respectively)
1,019,419
Total Investments, at value (Cost $53,109,067, respectively)
54,384,117
Foreign currency (Cost $3,859,045, respectively) 3,857,607
Receivables:
Fund shares sold 10,920
Dividends and interest 406,498
Unrealized gain on forward currency contracts 16,649
Total Assets
58,675,791
LIABILITIES
Unrealized loss on forward currency contracts 103,856
Payables:
Fund shares redeemed 22,251
Accrued Liabilities:
Investment adviser fees 45,256
Distribution fees 10,617
Other expenses 2,546
Total Liabilities
184,526
NET ASSETS
$ 58,491,265
COMPONENTS OF NET ASSETS
Paid-in capital $ 65, 702,859
Accumulated Loss
(7,211,594)
NET ASSETS
$ 58,491,265
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares 5,136,712
Institutional Shares 972,687
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Investor Shares (based on net assets of $49,033,114, respectively)
$ 9.55
Institutional Shares (based on net assets of $9,458,151, respectively)
$ 9.72
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2021

See Notes to Financial Statements.
MERK HARD
CURRENCY FUND
INVESTMENT INCOME
Dividend income $ 1,131
Interest income (Net of foreign withholding taxes of $27,868, respectively) 1,221,921
Net amortization expense
(1,087,423)
Total Investment Income
135,629
EXPENSES
Investment adviser fees 597,430
Non 12b-1 shareholder servicing fees:
Investor Shares 25,027
Institutional Shares 4,844
Distribution fees:
Investor Shares 125,141
Interest expense 18,460
Total Expenses 770,902
Fees waived
(10,620)
Net Expenses
760,282
NET INVESTMENT LOSS
(624,653)
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on:
Investments in unaffiliated issuers
1,400,106
Investments in affiliated issuers
879,708
Foreign currency transactions
610,492
Net realized gain
2,890,306
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers
5,059,348
Investments in affiliated issuers
(477,379)
Foreign currency translations
(134,516)
Net change in unrealized appreciation (depreciation)
4,447,453
NET REALIZED AND UNREALIZED GAIN
7,337,759
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
$ 6,713,106
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2021

See Notes to Financial Statements.
MERK HARD CURRENCY FUND
For the Year
Ended
March 31, 2021
For the Year
Ended
March 31, 2020
OPERATIONS
Net investment loss $ (624,653) $ (384,743)
Net realized gain (loss) 2,890,306 (1,891,103)
Net change in unrealized appreciation (depreciation)
4,447,453 (2,423,817)
Increase (Decrease) in Net Assets Resulting from Operations
6,713,106 (4,699,663)
CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares 6,595,74 2 6,203,686
Institutional Shares 1,073,350 7,480,445
Redemption of shares:
Investor Shares
(12,915,229) (17,494,592)
Institutional Shares
(6,238,951) (9,264,220)
Decrease in Net Assets from Capital Share Transactions
(11,485,088) (13,074,681)
Decrease in Net Assets
(4,771,982) (17,774,344)
NET ASSETS
Beginning of Year
63,263,24 7 81,037,591
End of Year
$ 58,491,265 $ 63,263,247
SHARE TRANSACTIONS
Sale of shares:
Investor Shares 714,946 695,440
Institutional Shares 116,750 815,447
Redemption of shares:
Investor Shares
(1,416,182) (1,952,757)
Institutional Shares
(709,742) (1,034,048)
Decrease in Shares
(1,294,228) (1,475,918)
STATEMENTS OF CHANGES IN NET ASSETS

See Notes to Financial Statements.
These financial highlights reflect selected data for a share outstanding throughout each year .
For the Years Ended March 31,
2021 2020 2019 2018 2017
INVESTOR SHARES
NET ASSET VALUE, Beginning of Year
$ 8.52 $ 9.10 $ 10.06 $ 9.27 $ 9.81
INVESTMENT OPERATIONS
Net investment loss (a) (0.10) (0.05) (0.08) (0.12) (0.12)
Net realized and unrealized gain (loss)
1.13 (0.53) (0.80) 1.00 (0.42)
Total from Investment Operations
1.03 (0.58) (0.88) 0.88 (0.54)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
– – (0.08) (0.09) –
NET ASSET VALUE, End of Year
$ 9.55 $ 8.52 $ 9.10 $ 10.06 $ 9.27
TOTAL RETURN
12.09% (6.37)% (8.73)% 9.54% (5.50)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted) $49,033 $49,712 $64,575 $85,874 $92,355
Ratios to Average Net Assets:
Net investment loss (1.08) % (0.57)% (0.88)% (1.21)% (1.27)%
Net expenses 1.31% 1.34% 1.35% 1.27% 1.24%
Interest expenses 0.03% 0.06% 0.08% –% –%
Net expenses without interest expenses 1.28% 1.28% 1.27% 1.27% 1.24%
Gross expenses (b) 1.33% 1.36% 1.38% 1.30% 1.30%
PORTFOLIO TURNOVER RATE (c) 107% 53% 65% 35% 81%
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Year
$ 8.6 6 $ 9.23 $ 10.18 $ 9.38 $ 9.90
INVESTMENT OPERATIONS
Net investment loss (a) ( 0. 08) (0.03) (0.06) (0.10) (0.10)
Net realized and unrealized gain (loss)
1.1 4 (0.54) (0.80) 1.02 (0.42)
Total from Investment Operations
1.0 6 (0.57) (0.86) 0.92 (0.52)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income
– – (0.09) (0.12) –
NET ASSET VALUE, End of Year
$ 9.72 $ 8.66 $ 9.23 $ 10.18 $ 9.38
TOTAL RETURN
12.24% (6.18)% (d) (8.47)% 9.82% (5.25)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Year (000's omitted) $9,458 $13,551 $16,462 $22,624 $17,821
Ratios to Average Net Assets:
Net investment loss (0.83) % (0.31)% (0.64)% (0.95)% (1.02)%
Net expenses 1.06% 1.09% 1.10% 1.02% 0.99%
Interest expenses 0.03% 0.06% 0.08% –% –%
Net expenses without interest expenses 1.03% 1.03% 1.02% 1.02% 0.99%
Gross expenses (b) 1.08% 1.11% 1.13% 1.05% 1.05%
PORTFOLIO TURNOVER RATE (c) 107% 53% 65% 35% 81%
(a) Calculated based on average shares outstanding during each year.
(b) Reflects the expense ratio excluding any waivers and/or reimbursements.
(c) The portfolio turnover rate is calculated without regard to any securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
Financial Highlights

11

Organization
The Merk Hard Currency Fund (the “Fund”) is a non-diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the
“Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund currently offers two classes of shares: Investor Shares and Institutional Shares. The Fund seeks to profit from a rise in hard currencies relative to the U.S. dollar. The Fund’s Investor Shares and Institutional Shares commenced operations on May 10, 2005 and April 1, 2010, respectively.
Summary of Significant Accounting Policies
The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board
(“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies.” These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the
Fund:
Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Futures contracts are valued at the day’s settlement price on the exchange where the contract is traded. Forward currency contracts are generally valued based on interpolation of forward curve data points obtained from major banking institutions that deal in foreign currencies and currency dealers.
Shares of non-exchange traded open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.
The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the “Board”) if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 3, believes that the values available are unreliable. The Trust’s
Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.
Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.
GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1 - Quoted prices in active markets for identical assets and liabilities.
Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations
NOTES TO FINANCIAL STATEMENTS
March 31, 2021

and corporate debt securities are valued in accordance with the evaluated price supplied by a pricing service and generally categorized as
Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities’ respective local market closes and the close of the U.S. market.
Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The aggregate value by input level, as of March 31, 2021, for the Fund’s investments is included at the end of the Fund’s Schedule of
Investments.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized to the next call date above par and discount is accreted to maturity using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Foreign Currency Transactions – The Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price.
A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of NAV. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its NAV.
The values of each individual forward currency contract outstanding as of March 31, 2021, are disclosed in the Fund’s Schedule of
Investments.
Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid quarterly.
Distributions to shareholders of net capital gains and foreign currency gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.
Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter
1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of March 31, 2021, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

The Fund's class-specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of the Fund.
Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. The Fund has determined that none of these arrangements requires disclosure on the Fund’s balance sheet.
Fees and Expenses
Investment Adviser – Merk Investments LLC (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund’s average daily net assets.
Under the terms of the Investment Advisory Agreement for the Fund, the Adviser is obligated to pay all expenses of the Fund except
Board-approved shareholder servicing fees, borrowing costs, taxes, brokerage costs, commissions, and extraordinary and non-recurring expenses and expenses that the Fund is authorized to pay under Rule 12b-1.
Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Fund has adopted a Distribution
Plan (the “Plan”) for Investor Shares in accordance with Rule 12b-1 of the Act. Under the Plan, the Fund pays the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of Investor Shares. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC, a wholly owned subsidiary of Apex US Holdings, LLC (d/b/a Apex
Fund Services) (“Apex”) or their affiliates.
Other Service Providers – Apex provides fund accounting, fund administration, compliance and transfer agency services to the Fund.
Apex also provides certain shareholder report production and EDGAR conversion and filing services. Apex provides a Principal Executive
Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.
Trustees and Officers – The Trust pays each independent Trustee an annual retainer of $31,000 for services to the Trust ($41,000 for the
Chairman). The Audit Committee Chairman receives an additional $2,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.
Pursuant to the terms of the investment advisory agreement, the Trustees' fees attributable to the Fund are paid by the Adviser.
Fees Waived
During the fiscal year, the Fund invested in VanEck Merk Gold Trust ETF, an exchange traded product sponsored by the Adviser. As of
March 31, 2021 , the Fund owned approximately 0.24% of VanEck Merk Gold Trust ETF. The Adviser has agreed to waive fees in an amount equal to the fee it receives from VanEck Merk Gold Trust ETF based on the Fund’s investment in VanEck Merk Gold Trust ETF
(NYSE:OUNZ). For the year ended March 31, 2021 , the Adviser waived fees of $10,620 for the Fund.
Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the year ended March 31, 2021 , were as follows:
Summary of Derivative Activity
The volume of open derivative positions may vary on a daily basis as the Fund transacts derivative contracts in order to achieve the exposure desired by the Adviser. The total notional value of activity for the year ended March 31, 2021 for any derivative type that was held during the year is as follows:
Purchases Sales
$ 27,209,016 $ 33,900,076
Forward Currency Contracts $ 920,815,026

The Fund’s use of derivatives during the year ended March 31, 2021 , was limited to forward currency contracts.
Following is a summary of the effect of derivatives on the Statement of Assets and Liabilities for the Fund as of March 31, 2021 :
Realized and unrealized gains and losses on derivatives contracts during the year ended March 31, 2021, by the Fund are recorded in the following locations on the Statement of Operations:
The Fund is subject to enforceable master netting agreements, or netting arrangements, with certain counterparties. These agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral posting arrangements at pre-arranged exposure levels. Master netting agreements may not be specific to each different asset type; in such instances, they would allow the Fund to close out and net its total exposure to a specified counterparty in the event of a default with respect to any and all the transactions governed under a single agreement with the counterparty. Collateral terms are contract specific for forward currency contracts. Although collateral or margin requirements may differ by type of derivative or investment, as applicable, the Fund typically receives cash posted as collateral (with rights of rehypothecation) or agrees to have such collateral posted to a third party custodian under a tri-party arrangement that enables the Fund to take control of such collateral in the event of a counterparty default.
ISDA Agreements govern OTC derivative transactions entered into by the Fund and select counterparties. ISDA Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Under the Fund’s separate and distinct ISDA Agreements for forward currency contracts, the Fund may be required to post collateral on derivatives if the Fund is in a net liability position with the counterparty. Additionally, counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts. An election to terminate early could be material to the financial statements.
In limited circumstances, the ISDA Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian. The gross fair value of OTC derivative instruments, amounts available for offset, collateral received or pledged and net exposure by instrument as of period end, is disclosed below.
The following table presents, as of March 31, 2021, the gross and net derivative assets and liabilities that are netted on the statement of assets and liabilities or that are subject to a master netting agreement. The table also presents information about the related collateral amounts.
Location:
Currency
Contracts
Asset derivatives:
Unrealized gain on forward currency contracts $ 16,649
Liability derivatives:
Unrealized loss on forward currency contracts $ (103,856)
Location:
Currency
Contracts
Net realized gain on:
Foreign currency transactions $ 233,990
Net change in unrealized appreciation (depreciation) on:
Foreign currency translations $ (226 ,763)
Gross Asset (Liability) as
Presented in the Statement of
Assets and Liabilities
Financial Instruments
(Received) Pledged*
Cash Collateral
(Received) Pledged* Net Amount
Assets:
Over-the-counter derivatives** $ 16,649 $ – $ – $ 16,649
Liabilities:
Over-the-counter derivatives** $ (103,856) $ 103,856 $ – $ –
* The actual financial instruments and cash collateral (received) pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.
** Over-the-counter derivatives may consist of forward currency contracts. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation), see the Schedule of Investments.

Federal Income Tax
As of March 31, 2021 , the cost for federal income tax purposes is $53,099,121 and the components of net unrealized appreciation was as follows:
As of March 31, 2021 , accumulated loss on a tax basis were as follows:
The difference between components of accumulated loss on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to grantor trust adjustments and forward contracts.
As of March 31, 2021 , the Fund had $521,510 in short term capital loss carryforwards and $7,967,067 available in long term capital loss carry forwards that have no expiration date.
For the year ended March 31, 2021 , the Fund recorded the following reclassifications to the accounts listed below. The reclassifications were primarily as a result of net operating losses.
Underlying Investments in Other Pooled Investment Vehicles
The Fund currently invests a portion of its assets in the VanEck Merk Gold Trust ETF. The Fund may eliminate its investments at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders.
The performance of the Fund may be directly affected by the performance of the VanEck Merk Gold Trust ETF. The financial statements of the VanEck Merk Gold Trust ETF, including the schedule of investments, can be found at the Merk Funds website www.merkfunds.
com , or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of March 31, 2021 the percentage of the Fund’s net assets invested in the VanEck Merk Gold Trust ETF was 1.8% .
Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events. Management has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of the date the financial statements were issued.
Gross Unrealized Appreciation
$ 1,700,263
Gross Unrealized Depreciation
(415,267)
Net Unrealized Appreciation
$ 1,284,996
Capital and
Other Losses
Unrealized
Appreciation Total
$ (8,488,577) $ 1,276,983 $ (7,211,594)
Paid-in-Capital $ (163,908)
Accumulated Loss $ 163,908

16

To the Board of Trustees of Forum Funds and
the Shareholders of Merk Hard Currency Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Merk Hard Currency Fund, a series of shares of beneficial interest in Forum Funds (the “Fund”), including the schedule of investments, as of March 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight
Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The
Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021 by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
BBD, LLP
We have served as the auditor of one or more of the Funds in the Forum Funds since 2009.
Philadelphia, Pennsylvania
May 25, 2021
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

17

Proxy Voting Information
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (866) 637-5386 and on the U.S. Securities and Exchange Commission’s
(the “SEC”) website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 637-5386 and on the SEC’s website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form
N-PORT. Forms N-PORT are available free of charge on the SEC’s website at www.sec.gov.
Shareholder Expense Example
As a shareholder of the Fund , you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1,
2020 through March 31, 2021.
Actual Expenses – The first line under each share class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line under each share class of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5%
per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.
Trustees and Officers of the Trust
The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for the shareholders. The following table provides information about each Trustee and certain officers of the Trust. Each
Trustee and officer holds office until the person resigns, is removed or is replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Three Canal Plaza, Suite 600, Portland, Maine
04101. The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (866) 637-5386.
Beginning
Account Value
October 1, 2020
Ending
Account Value
March 31, 2021
Expenses
Paid During
Period*
Annualized
Expense
Ratio*
Investor Shares
Actual $ 1,000.00 $ 1,026.88 $ 6.52 1.29%
Hypothetical (5% return before expenses) $ 1,000.00 $ 1,018.50 $ 6.49 1.29%
Institutional Shares
Actual $ 1,000.00 $ 1,027.48 $ 5.26 1.04%
Hypothetical (5% return before expenses) $ 1,000.00 $ 1,019.75 $ 5.24 1.04%
* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182) divided by 365 to reflect the half-year period.
ADDITIONAL INFORMATION (Unaudited)
March 31, 2021

(1)
Jessica Chase is currently an interested person of the Trust, as defined in the 1940 Act, due to her affiliation with Apex Fund Services and her role as President of the
Trust. Apex Fund Services is a wholly owned subsidiary of Apex US Holdings LLC.
Name and Year
of Birth
Position with
the Trust
Length of
Time
Served
Principal
Occupation(s) During
Past Five Years
Number of Series
in Fund Complex
Overseen By
Trustee
Other
Directorships Held
By Trustee During
Past Five Years
Independent Trustees
David Tucker
Born: 1958
Trustee;
Chairman of the
Board
Since 2011
and Chairman
since 2018
Director, Blue Sky Experience (a
charitable endeavor) since 2008;
Senior Vice President & General
Counsel, American Century
Companies (an investment
management firm) 1998-2008.
1 Trustee, Forum
Funds II and U.S.
Global Investors
Funds
Mark D. Moyer
Born: 1959
Trustee; Chairman
of the Audit
Committee
Since 2018 Chief Financial Officer, Freedom
House (a NGO advocating political
freedom and democracy) since 2017;
independent consultant providing
interim CFO services, principally
to non-profit organizations, 2011-
2017.
1 Trustee, Forum
Funds II and U.S.
Global Investors
Funds
Jennifer Brown-Strabley
Born: 1964
Trustee Since 2018 Principal, Portland Global Advisors
(a registered investment adviser),
1996-2010.
1 Trustee, Forum
Funds II and U.S.
Global Investors
Funds
Interested Trustees
(1)
Jessica Chase
Born: 1970
Trustee Since 2018 Director, Apex Fund Services
since 2019; Senior Vice President,
Atlantic Fund Services 2008-2019.
1 Trustee, Forum
Funds II and U.S.
Global Investors
Funds

Name and Year of
Birth
Position
with the
Trust
Length of Time
Served
Principal Occupation(s)
During
Past 5 Years
Officers
Jessica Chase
Born: 1970
President; Principal Executive
Officer
Since 2015 Director, Apex Fund Services since 2019.
Senior Vice President, Atlantic Fund
Services 2008-2019.
Karen Shaw
Born: 1972
Treasurer; Principal Financial
Officer
Since 2008 Senior Vice President, Apex Fund Services
since 2019; Senior Vice President, Atlantic
Fund Services 2008-2019.
Zachary Tackett
Born: 1988
Vice President; Secretary
and Anti-Money Laundering
Compliance Officer
Since 2014 Senior Counsel, Apex Fund Services since
2019; Counsel, Atlantic Fund Services
2014-2019.
Michael J. McKeen
Born: 1971
Vice President Since 2009 Senior Vice President, Apex Fund Services
since 2019; Senior Vice President, Atlantic
Fund Services 2008-2019.
Timothy Bowden
Born: 1969
Vice President Since 2009 Manager, Apex Fund Services since 2019;
Manager, Atlantic Fund Services 2008-
2019.
Geoffrey Ney
Born: 1975
Vice President Since 2013 Manager, Apex Fund Services since 2019;
Manager, Atlantic Fund Services 2013-
2019.
Todd Proulx
Born: 1978
Vice President Since 2013 Manager, Apex Fund Services since 2019;
Manager, Atlantic Fund Services 2013-
2019.
Carlyn Edgar
Born: 1963
Chief Compliance Officer and
Vice President
Chief Compliance
Officer 2008-2016 and
2021-current; Vice
President since 2008
Senior Vice President, Apex Fund Services
since 2019; Senior Vice President, Atlantic
Fund Services 2008-2019.

FOR MORE INFORMATION
Merk Hard Currency Fund
®
P.O. BOX 588
PORTLAND, ME 04112
208-ANR-0321
INVESTMENT ADVISER
Merk Investments LLC
555 Bryant Street #455
Palo Alto, CA 94301
www.merkfunds.com
TRANSFER AGENT
Apex Fund Services
P.O. Box 588
Portland, ME 04112
www.theapexgroup.com
DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com
This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

ITEM 2. CODE OF ETHICS.
(a)

As of the end of the period covered by this report, Forum Funds (the “Registrant”) has adopted a code of ethics, which applies to its Principal Executive Officer and Principal Financial Officer (the “Code of Ethics”).

(c)

There have been no amendments to the Registrant’s Code of Ethics during the period covered by this report.

(d)

There have been no waivers to the Registrant’s Code of Ethics during the period covered by this report.

(e)

Not applicable.

(f) (1)  A copy of the Code of Ethics is being filed under Item 13(a) hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that Mr. Mark Moyer is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines. Mr. Moyer is a non- “interested” Trustee (as defined in Section 2(a)(19) under the Investment Company Act of 1940, as amended (the “Act”)), and serves as Chairman of the Audit Committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $100,500 in 2020 and $100,500 in 2021.

(b) Audit-Related Fees – The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2020 and $0 in 2021.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $18,000 in 2020 and $18,000 in 2021.  These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2020 and $0 in 2021.

(e) (1) The Audit Committee reviews and approves in advance all audit and “permissible non-audit services” (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each, a “Series”).  In addition, the Audit Committee reviews and approves in advance all “permissible non-audit services” to be provided to an investment adviser (not including any sub-adviser) of a Series, or an affiliate of such investment adviser, that is controlling, controlled by or under common control with the investment adviser and provides on-going services to the Registrant (“Affiliate”), by the Series’ principal accountant if the engagement relates directly to the operations and financial reporting of the Series.  The Audit Committee considers whether fees paid by a Series’ investment adviser or an Affiliate to the Series’ principal accountant for audit and permissible non-audit services are consistent with the principal accountant’s independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $0 in 2020 and $0 in 2021.  There were no fees billed in either of the Reporting Periods for non-audit services rendered by the principal accountant to the Registrant’s investment adviser or any Affiliate.

(h) During the Reporting Period, the Registrant's principal accountant provided no non-audit services to the investment advisers or any entity controlling, controlled by or under common control with the investment advisers to the series of the Registrant to which this report relates.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. INVESTMENTS.

(a)

Included as part of report to shareholders under Item 1.

(b)

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

TEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.
 (b) There were no changes in the Registrant’s internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.

ITEM 13. EXHIBITS.

(a)(1)  Code of Ethics.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date	6/1/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date	6/1/2021

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date	6/1/2021